UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22106

Tortoise Power and Energy Infrastructure Fund, Inc.

(Exact name of registrant as specified in charter)

6363 College Boulevard, Suite 100A, Overland Park, KS 66211

(Address of principal executive offices) (Zip code)

P. Bradley Adams
Diane Bono
6363 College Boulevard, Suite 100A, Overland Park, KS 66211

(Name and address of agent for service)

913-981-1020

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2022

Item 1. Report to Stockholders.

(a) The report to Shareholders is attached herewith.

Annual Report | November 30, 2022

2022 Annual Report

Closed-End Funds

Midstream focused

Tortoise

Pipeline & Energy Fund, Inc.
(NYSE: TTP)

Upstream focused

Tortoise

Energy Independence Fund, Inc.
(NYSE: NDP)

Energy value chain

Tortoise

Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

Multi strategy focused

Ecofin

Sustainable and Social Impact Term Fund (NYSE: TEAF)

www.tortoiseecofin.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tortoiseecofin.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or by contacting the Adviser by calling (866) 362-9331, or by sending an e-mail request to info@tortoiseecofin.com.

You may elect to receive all future reports in paper free of charge by contacting your financial intermediary (such as a broker-dealer or bank) or by contacting the Adviser by calling (866) 362-9331, or by sending an e-mail request to info@tortoiseecofin.com. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or (www.tortoiseecofin.com) all Funds held with the fund complex if you invest directly with a Fund.

Tortoise
2022 Annual Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span essential assets.

Closed-end Fund Comparison	1
Letter to Stockholders	2
TTP: Fund Focus	6
NDP: Fund Focus	9
TPZ: Fund Focus	12
TEAF: Fund Focus	15
Financial Statements	21
Notes to Financial Statements	44
Report of Independent Registered Public Accounting Firm	58
Company Officers and Directors	59
Additional Information	61

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a managed distribution policy (the “Policy”). Annual distribution amounts are expected to fall in the range of 7% to 10% of the average week-ending net asset value (“NAV”) per share for the prior fiscal semi-annual period. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $.59, each quarter to its common shareholders. TPZ distributes a fixed amount per common share, currently $.105, each month to its common shareholders. Prior to February 2022, the monthly distribution rate was $.06. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. Each of TTP and TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP or TPZ is paid back to you. A return of capital distribution does not necessarily reflect TTP’s or TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise

2022 Annual Report | November 30, 2022

Closed-end Fund Comparison

Name/Ticker	Primary focus	Structure	Total investments ($ millions)(1)	Portfolio mix by asset type(1)	Portfolio mix by structure(1)
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$93.5
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$70.8
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$123.4
Ecofin Sustainable and Social Impact Term Fund NYSE: TEAF Inception: 3/2019	Essential assets	Regulated investment company	$249.0

(1)	As of 11/30/2022
(unaudited)

Tortoise	1

Tortoise
2022 Annual Report to closed-end fund stockholders

Dear stockholder

The 2022 fiscal year proved to be a volatile environment with numerous headwinds for the broad market. Headwinds included recessionary concerns, rising inflation, as well as the anticipation of higher interest rates. The energy sector was an outlier with positive performance for the second consecutive fiscal year. In fact, as of December 31, 2022, midstream, represented by the Tortoise North American Pipeline IndexSM, and broader energy, represented by the S&P 500 Energy Select Sector® Index, outperformed the S&P 500 Index for the past two calendar years.

Renewable energy investments had a volatile year due to a variety of factors including inflation, sharply rising interest rates, political uncertainty, China COVID policies, decelerating economic growth and no end in sight to the war in Ukraine. Additional headwinds included uncertainties surrounding incentives legislation in the U.S., windfall taxes in Europe, security of energy supply, high energy prices, availability of equipment and components, and high logistics costs. However, the renewable energy sector was bolstered in August with the passage of the Inflation Reduction Act (IRA).

Social impact investments continued to make progress post-COVID lockdowns. The education sector was mixed. Despite the decrease in both offerings and par value within the sector, 2022 was still the second biggest year for K-12 charter and private school revenue bond issuance by par value. Senior housing and care communities experienced a significant recovery over the fiscal year bringing occupancy levels back up to their pre-COVID measures.

Energy and power infrastructure

The broad energy sector, returned 74.9% for the annual fiscal period. Energy started the year strong, sold off in June with the broader market on concerns about a looming recession but rallied into the fiscal year end as investors continued to rotate into the sector. The energy sector’s weight within the S&P 500 Index rose to above 5% for the first time since 2019 as investors sought inflation protection, rotated to a value bias from growth bias, and saw the Russia and Ukraine conflict bring energy security into focus. Potential concerns around a recession were offset by a tightening global energy supply as demand rebounds post-COVID. Global underinvestment resulting from environmental, social and governance (ESG) commitments and energy transition is likely to keep global stock balances extremely tight for the foreseeable future, a dynamic that presents higher, but perhaps more volatile prices as seen in 2022.

The global energy markets were dynamic throughout 2022. Organization of the Petroleum Exporting Countries+ (OPEC+) production continually undershot pledged production due to prolonged oil and gas underinvestment and rapidly shut-in production in 2020. The lack of supply coming to market complicates assessments over the actual amount of OPEC spare capacity. Spare capacity is critical as it guards against prices rapidly rising should a market exogenous event occur. In early October, the crude oil market tightened as OPEC+ responded to softening economic conditions in the Organization for Economic Cooperation and Development (OECD), namely Europe, by cutting production 2 million barrels per day (mm b/d). Separately, sanctions around exports of Russian energy took effect at the end of 2022 and are expected to increase in 2023 driven by an embargo of Russian crude oil above the price cap of $60. While Russian crude oil was more resilient than expected in 2022, volumes are projected to decline and/or face longer transit times to their end market. Given these disruptions, the focus remains on the supply side of the equation. On the demand side, global inventories continued to be drawn upon and are well below their 5-year averages. The scarcity of commodities comes at a time when global demand should be boosted by China re-opening from COVID lockdowns in 2023. Chinese demand growth is expected to build throughout the year.

2022 was the eighth consecutive year of underinvestment in oil and gas. With supply sources more finite there is a renewed opportunity for short-cycle North American energy. In 2022, U.S. oil production crossed 12 mm b/d, a level not seen since April 2020. For 2023, the Energy Information Agency (EIA) forecasts that production will increase 0.3 mm b/d to 12.6 mm b/d, up from 12.3 mm b/d at the end of 2022. While production is projected to increase year-over-year, the change is notably lower than previously thought. Rising capital intensity for U.S. shale including inflationary materials and service costs has operators messaging 10-20% year over year inflation. The Permian basin, America’s biggest oil field, is expected to be the primary driver of production growth with major integrated energy companies expected to increase their production by 10-25%.

Transitioning to natural gas, the Russia-Ukraine conflict presents an enormous long-term opportunity for U.S. liquefied natural gas (LNG). Entering 2022, Russian natural gas exports to Europe accounted for 13-15 billion cubic feet per day (Bcf/d) or 35-40% of the EU’s gas supply. In 2023, we expect Russian exports of energy to further shrink. With energy security a higher priority and low natural gas inventories, Europe has been increasingly importing U.S. LNG. The U.S. LNG market, while young, grew from zero market share to the top export market in just over seven years. Throughout 2022, LNG exporters contracted almost 6 Bcf/d of new contracts, signing 15-25-year contracts with European and Asian counterparties. The market awaits several Final Investment Decisions (FIDs) in 2023 which would put the U.S. on track to roughly double LNG export capacity by end of the decade. We expect a more mixed setup for natural gas in 2023, as supply outpaces demand and unseasonably warm weather lessened gas demand for Europe and North America. One short-term positive is the expected restart of Freeport LNG, which has been offline since the second half of 2022.

The midstream energy sector returned 28.8% for the period. Investor sentiment rounded with positive retail flows coupled with companies buying back stock in the open market. Beyond the constructive technical setup, we believe midstream serves as a hedge to many current risks investors face. The midstream sector’s strong fundamentals, attractive valuations, defensive characteristics in a higher rate and inflationary environment, and improved free cash flow should support outperformance on a relative basis.

Recession concerns weighed on investor psyche the second half of the fiscal year. While there were several recessions in the last 40 years, energy demand increased in 38 out of the last 40 years (2008 and 2020 decreased). Due to actions taken during the 2020 recession, we believe the energy sector, and specifically midstream, is well prepared to deal with another potential recession. The world remains undersupplied in energy, and we believe sector balance sheets are in much better shape than in past recessions including 2001, 2008, and 2020. 2022 earnings exceeded expectations with energy the one part of the market where earnings grew at an accelerated rate.

(unaudited)

2	Tortoise

2022 Annual Report | November 30, 2022

As more volumes flowed through pipeline systems in 2022, cash flow increased for midstream companies. The balanced return of capital story continued for investors via debt reduction, share buybacks and increased distributions. Specifically, deleveraging continued as companies targeted leverage between 3.0x-4.0x after years of leverage between 4.0x-5.0x, distribution growth accelerated to 7% in 2022 as companies targeted a return to pre-COVID levels, and share buybacks accelerated with $3.4 billion repurchased through Q3. The other use of capital has been mergers and acquisitions (M&A). There were several accretive bolt-on acquisitions of private assets completed by larger energy infrastructure companies. These assets largely were complementary to existing assets, allowing operators to control energy volumes across more midstream activities.

With inflation surging to 40-year highs in 2022, midstream provided investors inflation protection. Pipelines typically have long-term contracts with inflation protection from regulated tariff escalators. Additionally, tariffs on regulated liquid pipelines often include an inflation escalator aligned with the Producer Price Index (PPI). Federal Energy Regulatory Commission (FERC) indexing could be a material driver of cash flows with rates potentially increasing over 13% next summer on top of an 8.7% increase that went into effect July 1, 2022.

Interest rates rose significantly in 2022 as the Federal Reserve took a more hawkish approach and started raising the Fed Funds rate. Historically, midstream energy displays strong historical returns in rising rate environments. In the 15 time periods of rising rates since 2001, midstream energy, represented by the Tortoise North American Pipeline IndexSM, returned an average return of 7.7%, compared to a S&P 500 average return of 6.1%, and bond return of -2.4% represented by the Bloomberg Barclays U.S. Aggregate Bond Index.

With energy supply short and energy security concerns emerging globally, investors are reminded how critical energy infrastructure is to daily life. Even before the Ukraine conflict, U.S. LNG cargoes were rapidly replenishing Europe’s low gas storage levels via LNG tankers. LPGs (liquid petroleum gases) were being exported to India and China, where demand is driven by global population growth and improvements in living standards. Whether it’s LNG, liquefied petroleum gas (LPG), or crude oil, U.S. energy infrastructure companies have signed long-term contracts and have been exporting energy all around the world.

On the regulatory front, it was another year of mixed news flow. In August, the passage of the IRA was intended to benefit the entire energy value chain and provide energy infrastructure significant decarbonization opportunities. The IRA provides incentives for three energy infrastructure decarbonization opportunities, specifically a carbon capture and sequestration 45Q tax credit, a hydrogen production tax credit, and support for renewable natural gas. Following the passage of the IRA, Senator Manchin aimed to reform infrastructure permitting through the proposed Energy Independence and Security Act of 2022. Passage ultimately failed but could be revisited in 2023. Permitting reform is needed. In the northeast Marcellus Basin, pipeline infrastructure is constrained. Despite this need, the one major pipeline which continues to be under construction is the Mountain Valley Pipeline (MVP) and during the first half of 2022, the U.S. Court of Appeals for the Fourth Circuit overturned federal approval of a key forest-crossing permit.

Demand for low-cost U.S. natural gas creates a need for additional natural gas pipelines and LNG export terminals. Seeing the setback with MVP, companies are doing what they can to avoid the red-tape that comes with building new pipelines. For example, one company announced that its pipeline expansion will increase the mainline capacity from 2 Bcf/d to 2.5 Bcf/d through the planned installation of three new compressor stations. Adding compression stations, for example, can avoid some of the exhaustive permitting process affiliated with building new pipelines.

Sustainable infrastructure

The year was volatile due to mixed developments at the macro and sector levels. At a high level, inflation, sharply rising interest rates, political uncertainty in several countries, China COVID policies, decelerating economic growth, and no end in sight to the war in Ukraine were powerful headwinds.

At the sector level, uncertainties surrounding incentives legislation in the US, windfall taxes in Europe, security of energy supply, high energy prices, availability of equipment and components, and high logistics costs all created volatility throughout the year.

In that context, cyclical (including autos) and tech sectors underperformed the market. However, despite these difficult circumstances, the renewables sector demonstrated its secular growth resilience outperforming the broader market. US utilities outperformed their European counterparts, while the utilities sector as a whole beat the broader market.

Towards the end of the period, the Federal Reserve chairman’s somewhat dovish comments supported equity markets to the close of the period.

The following major developments affecting the sustainable infrastructure and energy transition sector during the year are worth mentioning.

Inflation Reduction Act: The U.S. administration’s Inflation Reduction Act, which was passed during the year, contains most of the clean energy measures in the now defunct Build Back Better Act, and includes even more domestic manufacturing incentives than we expected. The $369 billion bill extends and upgrades various tax credits for technologies such as wind and solar, while introducing new tax credits and incentives for emergent technologies such as green hydrogen and standalone battery storage which should materially help accelerate deployment timelines. The manufacturing credits provided by the IRA should also accelerate and expand the onshoring of many cleantech value chains, from renewables and storage to autos and materials. In our view, it is a game changer for the entire energy transition and renewables value chain as it gives 10-year visibility to the space.

We expect the IRA to add to an inflection point in U.S. electricity demand, and demand for decarbonised electricity, delivering a growth phase for a sector that has seen limited demand growth for over a decade. We expect renewables developers to start announcing numerous new projects and to enhance the value of existing projects by taking advantage of more attractive incentives. We also foresee many more equipment manufacturing plants to be built in the US. We believe the positive impacts of the IRA aren’t yet

(unaudited)

Tortoise	3

fully baked into market expectations. We expect many of the impacts of the IRA will move from drawing boards to revenues and earnings impacts starting in 2024, as new factories and operating assets start to come online.

Government Intervention: Across Europe and for most of the year, uncertainty on potential government intervention weighed on the sector. Many of these concerns surrounded windfall taxes, a form of government intervention which confiscate a portion of profits companies gain due to the pervasive higher power price environment. These confiscated profits are then redistributed to support consumers facing unbearably high energy prices.

Upon the close of the period, we finally gained much more clarity on power prices and windfall taxes in Europe (UK, Italy and Germany) with a better outcome than feared for the majority of countries. This clarity will provide higher forward-looking visibility and stability.

Energy Security: During the year, the Ukraine war escalated both militarily and in terms of gas supply volatility from Russia into Europe, which drove gas prices to new highs. There is still a risk to Winter 2023 gas supply and significant risk of further military escalation. The consequences of these impacts are primarily being felt in the EU Zone economy, but have a ripple effect beyond Europe, as manufacturing costs, forward activity, and concerns about access to energy-intensive materials become more acute.

Waste transition

The year in review included several significant governmental and corporate actions to promote sustainability efforts in the U.S. The most influential event was the passage of the Inflation Reduction Act of 2022. The Act contains an array of economic incentives to support the construction of new waste conversion facilities to produce renewable natural gas, renewable diesel, and sustainable aviation fuel. Notably, the investment tax credits now available for biogas facilities such as anaerobic digesters, and the provision for multi-year fuel credits for facilities that produce renewable diesel and sustainable aviation fuel, are expected to spur the development and construction of many new facilities in the sector.

Also at the federal level, the U.S. EPA updated its “set” rules for the Renewable Fuel Standard program, which encourages the displacement of fossil fuels with renewable fuels. To promote stability, the EPA set rules for a three-year period from 2023 through 2025, requiring continued growth of renewable fuels as a percentage of the overall transportation fuel mix, from 11.92% in 2023, to 12.55% in 2024, and to 13.05% in 2025. In a major new development, the EPA also proposed e-RINs to provide credits in connection with electric vehicles powered by electricity generated from biogas or biofuels.

At the state level, the California Air Resources Board, known as CARB, held public workshops to discuss potential modifications to its Low Carbon Fuel Standard program. The LCFS program provides economic benefit for facilities that produce biogas or biofuels for use as transportation fuels in California. The current LCFS targets a reduction in greenhouse gas emissions of 20% by 2030, whereas the recent workshops have discussed increasing the target to 25%, 30%, or 35%. Any increase in the emission-reduction targets should have a positive impact on LCFS fuel credit pricing.

Separately, in the waste-to-value sector, the driving force toward a more circular economy is from corporations seeking to reduce the Scope3 greenhouse gas emissions of their value-chain suppliers and partners. The corporate support generally involves entering into purchase contracts with recycling facilities to improve the recycled content of packaging, reduce transportation emissions, and/or reduce overall carbon intensity. These multi-year purchase contracts are expected to provide meaningful support for sustainability and recycling efforts in 2023 and beyond and are expected to encourage the construction of new facilities to support the production required by the purchase contracts.

Social impact

Education

The public bond market for new issuance of K-12 charter school and private school revenue bonds in Q4 2022 declined to $810 million, a 46% decrease from the same period in 2021. For all of 2022, K-12 charter school bond offerings dropped from 203 to 148 and par value issuance declined from $5.4 billion in 2021 to $4.2 billion in 2022. The market slowdown for K-12 charter school bond offerings was primarily the result of the rising interest rate environment throughout most of 2022.1

In contrast to the shrinkage in the bond market, new data continues to provide greater insights as to the scale and resilience of charter school enrollment gains made during the pandemic. Driven primarily by increases in the 2020 – 2021 school year, charter schools saw a 7.08% enrollment increase, gaining 236,742 students. During the same period, all other public schools saw a 3.46% enrollment decrease, a loss of 1,497,505 students. Despite reopening of schools for in-person instruction in nearly all schools across the nation, for the 2021 – 2022 school year, families chose not to return to the district public schools they departed during the pandemic. These findings are consistent with polling and analysis published in August indicating that parents are demanding high-quality school options, and more and more often, they are “voting with their feet” when their assigned district public school does not meet their expectations.2,3,4

Charter schools also saw many legislative victories in 2022 in states across the nation. Kentucky closed a critical loophole in its 2017 law by enacting a permanent funding mechanism for charter schools. Missouri enacted a new law that requires the state department of education to close any gap in state and local funding that exists between the district and the charter schools within a district, a change that could increase the funding charter schools receive by as much as $2,500 per student. Finally, Illinois, New Mexico, Florida, Tennessee, Colorado and more all passed legislation providing additional facilities funding for charter schools.5

As states respond to increasing parental demand for school choice options, the availability of school facilities to meet these demands has proven to be a challenging hurdle. Despite the decrease in both offerings and par value, 2022 was still the second biggest year for K-12 charter and private school revenue bond issuance by par value.1 While an interest-rate environment not seen in decades and massive fund outflows served to limit most high-yield municipal bond funds, for Ecofin, it resulted in an increase in both the volume and credit

(unaudited)

4	Tortoise

2022 Annual Report | November 30, 2022

quality of investment opportunities throughout the year. As economic and education challenges continue to evolve, Ecofin will continue to leverage its decades-long commitment to the sector to provide a suitable financing alternative for K-12 charter school and private schools while seeking to provide solid returns to our investors.

Senior Living

Senior housing and care communities had a year of robust recovery in 2022. After occupancy declines in 2020 and 2021, all units lost during the pandemic were reoccupied in 2022 bringing occupancy levels back up to their pre-COVID measures.6

In the third quarter of 2022, the for-profit senior living sector recorded its fifth quarter in a row of occupancy gains. Statistically, nationwide occupancy for independent living and assisted living is 84.7% and 79.7%, respectively. Occupancy increased 0.9% for independent and 1.1% for assisted living from Q2 2022. Recovery has been slightly stronger in the higher acuity and needs based assisted living setting; however, independent living is not far behind. As of the third quarter, independent living had regained 4.9% occupancy and assisted living 5.0% since hitting lows in 2021.6

Non-profit senior living has faired much better than their for-profit brethren since the pandemic hit. As of Q2 2022, non-profit continuing care retirement communities (“CCRC’s) were a full 6% better occupied than for-profits and have continued to benefit from the same operational tailwinds.6

Occupancy recovery has been fueled by over two years of slowing construction starts which, as of the third quarter 2022, recorded the lowest primary market inventory growth since 2013. Rising interest rates and elevated construction costs should continue to propel occupancy in the months to come.

From a macroeconomic standpoint, senior living has not been immune to inflationary pressures and margin compression. To pass along increased costs, 2022 was marked with significant rate growth across the sector. In fact, the second quarter of 2022 had the highest year over year national rate growth recorded. Independent living increased 9.4%, assisted living 8.7% and memory care 8.7%. Based on conversations with our operating partners, residents and their families have been supportive of these increases and have not pushed back.6 Many of our operating partners expect to increase rates higher than the average 3% annual increase in 2023. Furthermore, the independent living setting has become higher acuity than it was ten years ago. The increased need for care should help justify rate increases and further insulate the sector from potential economic downturns in the future.

From now until 2030, an average of 10,000 baby boomers will turn 65 every day.7 With the combination of increased population and a slower pace of new senior living inventory supply, we remain confident in the senior living industry’s ability to rebound and prepare for the upcoming “Silver Tsunami” as the population continues to age.

Concluding thoughts

With continued positive trends for the energy sector, we stand by our positive long-term outlook for the sector. With the help of the IRA, we are encouraged and hope for improved performance of sustainable infrastructure and climate action investments heading into 2023. Our opportunities for investing in social impact projects have been continuously expanding to meet the needs of parents wanting better educational options for their children and to accommodate the aging baby boomer population.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index® and Tortoise North American Pipeline IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1	Electronic Municipal Market Access (https://emma.msrb.org/) & MuniOS (https://www.munios.com/)
2	National charter school enrollment flat after early pandemic gains, according to report. Chalkbeat, November 23, 2022
3	Changing Course: Public School Enrollment Shifts During the Pandemic, November 2022, National Alliance for Public Charter Schools, Drew Jacobs & Debbie Venney
4	Never Going Back: An Analysis of Parent Sentiment on Education, August 2022. National Alliance for Public Charter Schools
5	2022 State Legislative Highlights for Public Charter Schools, December 2022. Todd Ziebarth, National Alliance for Public Charter Schools
6	NIC
7	census.gov

(unaudited)

Tortoise	5

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

The Tortoise Pipeline & Energy Fund (TTP) seeks a high level of total return with an emphasis on current distributions paid to stockholders. TTP invests primarily in equity securities of North American pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies.

Fund performance

As more volumes flowed through pipeline systems in 2022, cash flow increased for midstream companies. The balanced return of capital story continued for investors via debt reduction, share buybacks and increased distributions. Specifically, deleveraging continued as companies targeted leverage between 3.0x-4.0x after years of leverage between 4.0x-5.0x, distribution growth accelerated to 7% in 2022 as companies targeted a return to pre-COVID levels, and share buybacks accelerated with $3.4 billion repurchased through the Q3. The fund’s market-based and NAV-based returns (including the reinvestment of distributions) for the fiscal year were 33.9% and 34.7%, respectively. The Tortoise North American Pipeline IndexSM returned 28.8% for the same period.

2022 fiscal year summary
Distributions paid per share (fiscal year 2022)	$2.3600
Distributions paid per share (4th quarter 2022)	$0.5900
Distribution rate (as of 11/30/2022)	8.3%
Quarter-over-quarter distribution increase (decrease)	0.0%
Year-over-year distribution increase (decrease)	59.5%
Cumulative distributions paid per share to stockholders Since inception in October 2011	$17.2975(1)
Market-based total return	33.9%
NAV-based total return	34.7%
Premium (discount) to NAV (as of 11/30/2022)	(17.7)%

(1)	Distribution per share is unadjusted for the impact of reverse stock split.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy

The fund utilizes a covered call strategy when appropriate, which seeks to generate income while reducing overall volatility. No covered calls were written during the fiscal year.

Key asset performance drivers

Top five contributors	Company type
Williams Companies Inc.	Natural gas pipeline
Plains GP Holdings, L.P.	Crude oil pipeline
Kinder Morgan Inc	Natural gas pipeline
Energy Transfer LP	Natural gas pipeline
Cheniere Energy Inc.	Natural gas pipeline

Bottom five contributors	Company type
ESS Tech Inc	Other
Equitrans Midstream Corporation	Gathering & processing
NextDecade Corporation	Natural gas pipeline
NextEra Energy Partners	Diversified infrastructure
Clearway Energy, Inc.	Diversified infrastructure

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

6	Tortoise

2022 Annual Report | November 30, 2022

Tortoise
Pipeline & Energy Fund, Inc. (TTP) (continued)

Value of $10,000 vs. Tortoise Pipeline and Energy Fund – Market (unaudited)

From November 30, 2012 through November 30, 2022

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-362-9331. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of November 30, 2022

	1-Year	3-Year	5-Year	10-Year	Since Inception(1)
Tortoise Pipeline and Energy Fund – NAV	34.73%	-6.51%	-7.23%	-2.92%	-1.56%
Tortoise Pipeline and Energy Fund – Market	33.85%	-8.88%	-8.96%	-4.37%	-3.68%
Tortoise North American Pipeline Index	28.78%	12.43%	8.67%	7.69%	10.85%

(1)	Inception date of the Fund was October 26, 2011.

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund has adopted a managed distribution policy (“MDP”). Annual distribution amounts are expected to fall in the range of 7% to 10% of the average week-ending net asset value (“NAV”) per share for the prior fiscal semi-annual period. Distribution amounts will be reset both up and down to provide a consistent return on trailing NAV. Under the MDP, distribution amounts will normally be reset in February and August, with no changes in distribution amounts in May and November. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board.

Leverage

The fund’s leverage utilization decreased $1.1 million during the six months ended Q4 2022, compared to the six months ended Q2 2022, and represented 21.1% of total assets at November 30, 2022. At year-end, the fund was in compliance with applicable coverage ratios, 50.6% of the leverage cost was fixed, the weighted-average maturity was 1.1 years and the weighted-average annual rate on leverage was 5.45%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

Tortoise	7

TTP Key Financial Data (supplemental unaudited information) (dollar amounts in thousands unless otherwise indicated)

The information presented below is supplemental non-GAAP financial information, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2021		2022
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Selected Financial Information
Distributions paid on common stock	$831	$824	$1,314	$1,314	$1,314	$1,249
Distributions paid on common stock per share(2)	0.3700	0.3700	0.5900	0.5900	0.5900	0.5900
Total assets, end of period(3)	83,133	80,898	92,230	100,901	97,010	93,907
Average total assets during period(3)(4)	86,656	84,993	86,730	96,706	96,086	93,079
Leverage(5)	20,557	18,143	20,143	20,943	21,343	19,843
Leverage as a percent of total assets	24.7%	22.4%	21.8%	20.8%	22.0%	21.1%
Net operating expenses before leverage costs(6)	1.62%	1.04%	1.00%	1.90%	1.05%	1.32%
Net unrealized appreciation (depreciation), end of period	(313)	1,003	11,927	20,208	17,286	19,117
Net assets, end of period	62,043	62,289	71,653	79,443	75,181	73,509
Average net assets during period(7)	66,284	67,014	66,721	76,749	73,287	71,609
Net asset value per common share(2)	27.70	27.96	32.16	35.66	33.75	34.73
Market value per common share(2)	23.05	23.16	26.44	29.76	29.18	28.58
Shares outstanding (000’s)	2,239	2,228	2,228	2,228	2,228	2,116

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Adjusted to reflect 1 for 4 reverse stock split effective May 1, 2020.
(3)	Includes deferred issuance and offering costs on senior notes and preferred stock.
(4)	Computed by averaging month-end values within each period.
(5)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(6)	Computed as a percent of total assets.
(7)	Computed by averaging daily net assets within each period.

8	Tortoise

2022 Annual Report | November 30, 2022

Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

The Tortoise Energy Independence Fund (NDP) seeks a high level of total return with an emphasis on current distributions paid to stockholders. NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

Fund performance

2022 was eighth consecutive year of underinvestment in oil and gas. With supply sources more finite there is a renewed opportunity for short-cycle North American energy. In 2022, U.S. oil production crossed 12 mm b/d, a level not seen since April 2020. For 2023, the Energy Information Agency (EIA) forecasts that production will increase 0.3 mm b/d to 12.6 mm b/d, up from 12.3 mm b/d at the end of 2022. While production is projected to increase year-over-year, the change is notably lower than previously thought. Rising capital intensity for U.S. shale including inflationary materials and service costs has operators messaging 10-20% year over year inflation. The Permian basin, America’s biggest oil field, is expected to be the primary driver of production growth with major integrated energy companies expected to increase their production by 10-25%.

Transitioning to natural gas, the Russia-Ukraine conflict presents an enormous long-term opportunity for U.S. liquefied natural gas (LNG). Entering 2022, Russian natural gas exports to Europe accounted for 13-15 billion cubic feet per day (Bcf/d) or 35-40% of the EU’s gas supply. In 2023, we expect Russian exports of energy to further shrink. With energy security a higher priority and low natural gas inventories, Europe is increasingly importing U.S. LNG. The U.S. LNG market, while young, grew from zero market share to the top export market in just over seven years. Throughout 2022, LNG exporters contracted almost 6 Bcf/d of new contracts, signing 15-25-year contracts with European and Asian counterparties.

The fund’s market-based and NAV-based returns (including the reinvestment of distributions) for the fiscal year were 55.7% and 62.6%, respectively. The S&P 500 Energy Select Sector Index returned 74.9% for the same period.

2022 fiscal year summary
Distributions paid per share (fiscal year 2022)	$2.0800
Distributions paid per share (4th quarter 2022)	$0.5600
Distribution rate (as of 11/30/2022)	6.9%
Quarter-over-quarter distribution increase (decrease)	0.0%
Year-over-year distribution increase (decrease)	80.6%
Cumulative distributions paid per share to stockholders Since inception in July 2012	$14.8125(1)
Market-based total return	55.7%
NAV-based total return	62.6%
Premium (discount) to NAV (as of 11/30/2022)	(15.2)%

(1)	Distribution per share is unadjusted for the impact of reverse stock split.

The fund utilizes a covered call strategy when appropriate, which seeks to generate income while reducing overall volatility. No covered calls were written during the fiscal year.

Key asset performance drivers

Top five contributors	Company type
Cheniere Energy Inc.	Natural gas pipeline
Devon Energy Corporation	Oil & gas production
EQT Corp	Oil & gas production
Occidental Petroleum Corp.	Oil & gas production
EOG Resources Inc	Oil & gas production

Bottom five contributors	Company type
ESS Tech Inc.	Other
NextEra Energy Inc.	Diversified infrastructure
NextDecade Corporation	Natural gas pipeline
Clean Energy Fuels Corp	Other
Darling Ingredients Inc.	Other

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance: past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

Tortoise	9

Tortoise
Energy Independence Fund, Inc. (NDP) (continued)

Value of $10,000 vs. Tortoise Energy Independence Fund – Market (unaudited)

From November 30, 2012 through November 30, 2022

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-362-9331. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of November 30, 2022

	1-Year	3-Year	5-Year	10-Year	Since Inception(1)
Tortoise Energy Independence Fund – NAV	62.58%	9.39%	-10.16%	-5.82%	-5.90%
Tortoise Energy Independence Fund – Market	55.70%	8.41%	-12.41%	-7.21%	-7.81%
S&P 500 Energy Select Sector Index	74.92%	22.87%	11.01%	6.46%	6.59%

(1)	Inception date of the Fund was July 26, 2012.

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund’s gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund has adopted a managed distribution policy (“MDP”). Annual distribution amounts are expected to fall in the range of 7% to 10% of the average week-ending net asset value (“NAV”) per share for the prior fiscal semi-annual period. Distribution amounts will be reset both up and down to provide a consistent return on trailing NAV. Under the MDP, distribution amounts will normally be reset in February and August, with no changes in distribution amounts in May and November. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board.

Leverage

The fund’s leverage utilization increased $0.1 million during the six months ended Q4 2022 as compared to the six months ended Q2 2022. The fund utilizes all floating rate leverage that had an interest rate of 5.24% and represented 5.2% of total assets at year-end. During the period, the fund maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

10	Tortoise

2022 Annual Report | November 30, 2022

NDP Key Financial Data (supplemental unaudited information) (dollar amounts in thousands unless otherwise indicated)

The information presented below is supplemental non-GAAP financial information, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2021		2022
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Selected Financial Information
Distributions paid on common stock	$572	$572	$886	$886	$1,034	$982
Distributions paid on common stock per share(2)	0.3100	0.3100	0.4800	0.4800	0.5600	0.5600
Total assets, end of period	43,973	51,135	62,500	75,288	72,928	71,059
Average total assets during period(3)	45,851	49,036	55,216	67,737	69,811	71,651
Leverage(4)	3,100	2,700	3,200	3,600	4,000	3,700
Leverage as a percent of total assets	7.0%	5.3%	5.1%	4.8%	5.5%	5.2%
Net Operating expenses before leverage costs as a percent of total assets	2.12%	1.27%	1.23%	1.46%	1.24%	1.34%
Net unrealized appreciation (depreciation), end of period	5,595	9,327	22,097	32,340	29,531	30,806
Net assets, end of period	40,604	46,398	58,650	71,407	67,884	67,067
Average net assets during period(5)	42,801	46,787	51,521	64,733	63,623	67,687
Net asset value per common share(2)	22.00	25.13	31.77	38.68	36.77	38.24
Market value per common share(2)	19.49	22.24	27.59	32.47	32.37	32.41
Shares outstanding (000’s)	1,846	1,846	1,846	1,846	1,846	1,754

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Adjusted to reflect 1 for 8 reverse stock split effective May 1, 2020.
(3)	Computed by averaging month-end values within each period.
(4)	Leverage consists of outstanding borrowings under the revolving credit facility.
(5)	Computed by averaging daily net assets within each period.

Tortoise	11

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

The Tortoise Power and Energy Infrastructure Fund (TPZ) seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation. TPZ seeks to invest primarily in fixed income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

Fund performance

As more volumes flowed through pipeline systems in 2022, cash flow increased for midstream companies. The balanced return of capital story continued for investors via debt reduction, share buybacks and increased distributions. Specifically, deleveraging continued as companies targeted leverage between 3.0x-4.0x after years of leverage between 4.0x-5.0x, distribution growth accelerated to 7% in 2022 as companies targeted a return to pre-COVID levels, and share buybacks accelerated with $3.4 billion repurchased through the Q3. The utilities sector outperformed the broader market, boosting power companies. The fund’s market-based and NAV-based returns (including the reinvestment of distributions) for the fiscal year were 14.9% and 14.4%, respectively. Comparatively, the TPZ Benchmark Composite* returned -1.7% for the same period. The fund’s equity holdings outperformed its fixed income holdings for the fiscal year on a total return basis.

2022 fiscal year summary
Distributions paid per share (fiscal year 2022)	$1.1700
Monthly distributions paid per share	$0.1050
Distribution rate (as of 11/30/2022)	9.2%
Quarter-over-quarter distribution increase (decrease)	0.0%
Year-over-year distribution increase (decrease)	75.0%
Cumulative distribution to stockholders since inception in July 2009	$19.6350
Market-based total return	14.9%
NAV-based total return	14.4%
Premium (discount) to NAV (as of 11/30/2022)	(14.0)%

*	The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

Key asset performance drivers

Top five contributors	Company type
Energy Transfer LP	Natural gas pipeline
MPLX LP	Refined products pipeline
Western Midstream Partners LP	Gathering & processing
Plains GP Holdings, L.P.	Crude oil pipeline
DCP Midstream LP	Natural gas pipeline

Bottom five contributors	Company type
NextEra Energy Inc.	Power
Enbridge Inc	Crude oil pipeline
ONEOK, Inc.	Natural gas pipeline
Buckeye Partners LP	Refined products pipeline
Rockies Express Pipeline LLC	Natural gas pipeline

Unlike the fund return, index return is pre-expenses.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

12	Tortoise

2022 Annual Report | November 30, 2022

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ) (continued)

Value of $10,000 vs. Tortoise Power and Energy Infrastructure Fund – Market (unaudited)

From November 30, 2012 through November 30, 2022

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-362-9331. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of November 30, 2022

	1-Year	3-Year	5-Year	10-Year	Since Inception(2)
Tortoise Power and Energy Infrastructure Fund – NAV	14.37%	4.18%	2.00%	2.53%	5.83%
Tortoise Power and Energy Infrastructure Fund – Market	14.87%	3.40%	0.31%	1.58%	4.64%
TPZ Benchmark Composite(1)	-1.69%	3.71%	3.56%	3.14%	5.81%

(1)	The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP).
(2)	Inception date of the Fund was July 29, 2009.

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund has adopted a managed distribution policy (“MDP”). Annual distribution amounts are expected to fall in the range of 7% to 10% of the average week-ending net asset value (“NAV”) per share for the prior fiscal semi-annual period. Distribution amounts will be reset both up and down to provide a consistent return on trailing NAV. Under the MDP, distribution amounts will normally be reset in February and August, with no changes in distribution amounts in May and November. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board.

Leverage

The fund’s leverage utilization increased $0.3 million during the six months ended Q4 2022 as compared to the six months ended Q2 2022, and represented 20.8% of total assets at November 30, 2022. During the period, the fund maintained compliance with its applicable coverage ratios. At year-end, 92.7% of the leverage cost was fixed, the weighted-average maturity was 1.1 years and the weighted-average annual rate on leverage was 3.47%. These rates will vary in the future as a result of changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

Tortoise	13

TPZ Key Financial Data (supplemental unaudited information) (dollar amounts in thousands unless otherwise indicated)

The information presented below is supplemental non-GAAP financial information, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2021			2022
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Selected Financial Information
Distributions paid on common stock	$1,050	$1,175	$1,468	$2,056	$2,056	$2,021
Distributions paid on common stock per share	0.1600	0.1800	0.2250	0.3150	0.3150	0.3150
Total assets, end of period	124,958	123,000	128,994	132,902	128,405	124,715
Average total assets during period(2)	127,825	125,633	126,282	131,028	127,458	125,149
Leverage(3)	24,000	24,000	24,000	25,600	25,800	25,900
Leverage as a percent of total assets	19.2%	19.5%	18.6%	19.3%	20.1%	20.8%
Operating expenses before leverage costs as a percent of total assets	1.32%	1.35%	1.30%	1.19%	1.37%	1.65%
Net unrealized appreciation (depreciation), end of period	3,749	2,356	10,439	14,292	11,392	12,878
Net assets, end of period	100,388	98,462	104,493	106,782	102,077	98,245
Average net assets during period(4)	103,705	103,148	101,888	105,651	99,912	98,208
Net asset value per common share	15.38	15.09	16.01	16.36	15.64	15.85
Market value per common share	13.00	12.92	14.08	14.15	13.66	13.63
Shares outstanding (000’s)	6,526	6,526	6,526	6,526	6,526	6,200

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Computed by averaging month-end values within each period.
(3)	Leverage consists of outstanding borrowings under the revolving credit facility.
(4)	Computed by averaging daily net assets within each period.

14	Tortoise

2022 Annual Report | November 30, 2022

Ecofin
Sustainable and Social Impact Term Fund (TEAF)

Fund description

The Ecofin Sustainable and Social Impact Term Fund (TEAF) seeks to provide a high level of total return with an emphasis on current distributions. TEAF provides investors access to a combination of public and direct investments in essential assets that are making an impact on clients and communities.

Fund performance

TEAF generated slightly positive NAV performance in fiscal year 2022. Energy infrastructure companies performed extremely well during the period, driven by an increased focus on energy security and constructive commodity markets. Listed sustainable infrastructure companies faced some headwinds as inflationary pressures, and regulatory responses to them, created uncertainty for renewable developers and regulated utilities. Private sustainable infrastructure investments faced some of the same headwinds that listed sustainable infrastructure companies did, but overall withstood these headwinds well given the market conditions. Social impact investments performed strongly as industry fundamentals continued a strong recovery from covid-related headwinds.

Looking ahead to 2023, we continue to have a constructive outlook for the underlying assets in the TEAF portfolio. We expect that listed sustainable equities, TEAF’s largest allocation, will have to continue navigating a difficult environment, primarily driven by the inflation and its impact across stakeholders. Notwithstanding the inflationary backdrop, there remains a global focus on decarbonizing power generation and industrial activity that should provide significant opportunities for these companies and drive strong risk-adjusted equity returns in the sector. Energy infrastructure equities are well positioned moving into 2023 as a global focus on energy security has forced large, developed economies to refocus on their domestic energy supply. While renewed focus on energy security has made investors marginally more comfortable with new capital projects, we continue to expect return of capital to investors to drive equity returns. Finally, TEAF’s social impact assets have performed very well post-pandemic and we expect that performance to continue as new investment opportunities accelerate. We continue to progress on transitioning the portfolio to the targeted allocation of 60% direct investments. As of November 30, 2022, TEAF’s total direct investment commitments were approximately $113 million or approximately 45% of the portfolio. On a dollar basis, this is down slightly since fiscal year end 2021 due to liquidations of private energy investments. Private social and sustainable investments are up slightly for the year.

Listed energy infrastructure

●	Listed energy infrastructure equities were the strongest driver of performance in the TEAF portfolio in fiscal year 2022, for the second year in a row.

●	Strong equity performance during the period was driven by a renewed appreciation for energy security and the need for energy infrastructure investment over time, along with continued strength in commodity prices for much of the year.

●	Energy security is a particular focus in European natural gas markets as the war between Russian and Ukraine highlighted the continent’s reliance on Russian natural gas to meet energy needs, leading to extreme natural gas prices that have spread across the world as countries compete for waterborne LNG.

●	Disciplined spending on capital expenditures, increased volume, and constructive commodity pricing continue to build confidence in the stability of energy infrastructure company earnings, and we expect this environment to continue to be supportive of valuation into 2023.

Listed sustainable infrastructure

●	The year was volatile due to mixed developments at the macro and sector levels. At a high level, inflation, sharply rising interest rates, political uncertainty in several countries, China COVID policies, decelerating economic growth, and no end in sight to the war in Ukraine were powerful headwinds. Equity markets followed suit responding accordingly, ending the year down over 11%. (MSCI ACWI, USD).

●	At the sector level, uncertainties surrounding incentives legislation in the US, windfall taxes in Europe, security of energy supply, high energy prices, availability of equipment and components, and high logistics costs, all created volatility throughout the year. Around the close of the period, we finally gained much more clarity on power prices and windfall taxes in Europe with a better outcome than feared for the majority of countries.

●	Within that macro context, cyclical and tech sectors underperformed the market. However, despite these difficult circumstances, the renewables sector demonstrated its secular growth resilience outperforming the broader market. US utilities outperformed their European counterparts, while the utilities sector as a whole beat the broader market.

(unaudited)

Tortoise	15

Ecofin
Sustainable and Social Impact Term Fund (TEAF) (continued)

●	In such context, TEAF’s sustainable infrastructure sleeve struggled relatively. Towards the end of the period however, the sleeve’s generally strong third quarter earnings, combined with clarity on energy policy frameworks in Europe, encouraged sentiment.

●	On the policy front, the period saw the passage of the U.S.’s significant new climate legislation, the Inflation Reduction Act (IRA). The IRA is a positive game changer for the entire energy transition and renewables value chain as it gives 10-year visibility to the sector and expands tax incentives to storage, nuclear, green hydrogen, with substantial value creation opportunities for renewables companies.

●	Power prices continued to rise and especially significantly in Europe where governments prepared for a cut-off of Russian gas supplies and a rationing of gas. These higher power prices lifted cash flows for companies with open positions or rolling hedges. Developers are also reporting setting higher long-term power prices as buyers want predictability on top of the fact that renewables are much cheaper than thermal power.

●	The war in Ukraine and its far-reaching consequences continue to present major risks for economies and markets. Interest rates have been rising to combat sharply higher inflation – the same inflation which should benefit companies in the portfolio through direct adjustments in regulatory remuneration rates and/or higher energy commodity prices. This era of higher rates is not being ushered in without severe disruption to market valuations.

●	The current environment also marks a significant turning point in energy priorities and policies and a deepening commitment to the energy transition by countries and companies. Beyond near-term macro risks, there should be exceptional, above market average growth opportunities in the energy transition and renewables sphere which has been given a major boost from the U.S. Inflation Reduction Act (IRA) and a heightened sense of urgency as the Ukraine crisis redoubles efforts towards energy security, reduced overall gas consumption, and decarbonisation.

●	Looking ahead, the clarity received on European government intervention will ultimately provide higher forward-looking visibility and stability to the energy transition and renewables space.

●	Finally, the transportation infrastructure (toll road and air) traffic and earnings recovery post-COVID has been stronger than many expected, and deal activity is expected to continue while listed valuations are at deep discounts to transactions in private markets.

●	In summary, we are positive about the underlying drivers for the listed sustainable infrastructure space moving into 2023.

Social impact

●	TEAF completed six direct investments in the social impact portfolio during the period.

●	In March 2022 and June 2022, TEAF completed debt investments in Vonore Fiber Products, LLC, a sustainable packaging project located in Vonore, Tennessee. The facility, which was previously used as a biofuels demonstration site, will be repurposed to produce biodegradable paper and molded fiber packaging products from locally-sourced, high yield conservation crops and agricultural biomass.

●	In May 2022, TEAF closed a debt investment in JW Living. JW Living is constructing a new 130-unit senior living community called Arbor Village at Smithville (“Arbor Village”) in Galloway, NJ, a tertiary community outside of Atlantic City, to meet the underserved need for senior care in the area. The project is being developed by JW Living and will be managed by Windsor Healthcare, both of which have significant experience with skilled nursing and senior housing in the area. When complete, the facility will consist of 130 Assisted Living and Memory Care units. In combination with the Borrower’s equity and senior debt, the investment will be used to fund construction and ramp up of operations. While the investment is structured to include security in all of the assets of the project, it is additionally supported by personal and corporate guarantees from principals of the developer with substantial net worth and liquidity.

(unaudited)

16	Tortoise

2022 Annual Report | November 30, 2022

Ecofin
Sustainable and Social Impact Term Fund (TEAF) (continued)

●	In July 2022, TEAF closed a debt investment in Phoenix Modern. New Learning Ventures dba Phoenix Modern is a charter school located in Phoenix, Arizona that currently educates K-8 students. In operation since the 2020 school year, Phoenix Modern is on a mission to reimagine learning so that children can flourish in a modern world. The instructional approach moves away from the model of single age classrooms, standardized curriculum, and fixed grading to an entrepreneurial, hands-on, technology-driven educational environment — while still meeting all student testing requirements. The school is located near downtown Phoenix, in an area with high concentrations of students who qualify for Free-and-Reduced Lunch programs — a group that has historically struggled to succeed in traditional school environments. Phoenix Modern’s approach is designed to elevate the performance of these students, helping to lift them out of the cycle of poverty. This senior debt investment will allow the school to acquire its existing facility, and to further expand its capacity with a build out and renovation of the third floor. This expansion will allow Phoenix Modern to grow from its current capacity of 135 students to 210.

●	In August 2022, TEAF closed a debt investment in Academir Charter School, a new start charter school located in Champions Gate, Florida near Orlando, that is looking to replicate its existing, successful programs already operating in the Miami-Dade area where they serve 3,300 students. The school was asked by the local district/authorizer to bring its programs to Osceola County to serve the fast-growing population and help alleviate school overcrowding in the area. The new school will initially serve grades K-5 with capacity for 600 students, starting in the 2023-24 school year. Academir’s program will mirror its successful STEM-based curriculum from its six existing schools, all of which have achieved an A or B Florida state letter grade since 2016. The investment will be used to provide senior secured bond financing to allow Academir to acquire the land and begin construction of a K-5 school. The land is large enough to allow for the construction of an additional building for grades 6-8 in the future, but not as part of the scope of this project. This is the first of 3 scheduled draws.

●	In September 2022, TEAF closed a debt investment in Telra Institute, a charter school located in Charlotte, North Carolina offering a unique model of an open enrollment charter school with a focus on high-performing gifted students. The school opened in Fall 2021 in temporary space serving grades K-3 and is enrolled at full capacity with a waiting list of over 400 students. The school is operated by a strong, experienced team of educators and community leaders. The school’s original plan was to move into the new facility serving grades K-5, with an eye towards expanding to serve grades K-8 in the near future. However, because enrollment has exceeded its expectations and projections, Telra was able to get approval to expand to serve the higher grades much sooner than expected. This investment is the fifth investment in the school and consists of senior secured bonds. The new funding will be used to build out the third floor, which will allow the addition of grades 6-8 much earlier than originally planned, as noted above.

Private energy infrastructure

●	We continue to have conviction behind greenfield liquefied natural gas (LNG) development projects in North America given the geopolitical landscape for natural gas and favorable pricing spread between domestic supply and the global markets. The fund made a new private investment in public equity (PIPE) investment in Nextdecade, a LNG development company currently focused on bringing its 27 million metric tonne per annum (mmtpa) Rio Grande project to FID.

●	The fund also remains invested in MPL, a 14.1 mmtpa LNG development project focused on bringing Permian sourced gas to the west coast of Mexico and alleviating the additional transportation costs and time it takes to bring LNG to Asian markets while avoiding Panama Canal congestion.

Tortoise	17

Ecofin
Sustainable and Social Impact Term Fund (TEAF) (continued)

Private sustainable infrastructure

●	TEAF did not invest in any additional private sustainable infrastructure projects during 2022, as the fund previously reached its targeted allocation.

●	Operating assets held at TEAF continue to operate as expected with stable cash flow generation profiles driven by long-term contracts with highly-rated counterparties.

●	TEAF expects the final solar project awaiting interconnection to be fully online in 2Q 2023.

2022 fiscal year summary
Distributions paid per share (fiscal year 2022)	$1.0500
Monthly distributions paid per share	$0.0900
Distribution rate (as of 11/30/2022)	7.8%
Quarter-over-quarter distribution increase (decrease)	0.0%
Year-over-year distribution increase (decrease)	20.0%
Cumulative distribution to stockholders since inception in July 2009	$3.8105
Market-based total return	1.74%
NAV-based total return	2.65%
Premium (discount) to NAV (as of 11/30/2022)	(15.4)%

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

18	Tortoise

2022 Annual Report | November 30, 2022

Ecofin
Sustainable and Social Impact Term Fund (TEAF) (continued)

Value of $10,000 vs. Ecofin Sustainable and Social Impact Term Fund – Market (unaudited)

Since inception on March 29, 2019 through November 30, 2022

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-362-9331. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of November 30, 2022

	1-Year	3-Year	Since Inception(1)
Ecofin Sustainable and Social Impact Term Fund – NAV	2.65%	5.28%	1.95%
Ecofin Sustainable and Social Impact Term Fund – Market	1.74%	3.56%	-2.66%
S&P Global Infrastructure Index	8.83%	12.27%	19.81%

(1)	Inception date of the Fund was March 29, 2019.

Fund structure and distribution policy

The fund is structured to qualify as a Regulated Investment Company (RIC) allowing it to pass-through to shareholders income and capital gains earned, thus avoiding double-taxation. To qualify as a RIC, the fund must meet specific income, diversification and distribution requirements. Regarding income, at least 90 percent of the fund gross income must be from dividends, interest and capital gains. The fund must meet quarterly diversification requirements including the requirement that at least 50 percent of the assets be in cash, cash equivalents or other securities with each single issuer of other securities not greater than 5 percent of total assets. No more than 25 percent of total assets can be invested in any one issuer other than government securities or other RIC’s. The fund must also distribute at least 90 percent of its investment company income. RIC’s are also subject to excise tax rules which require RIC’s to distribute approximately 98 percent of net income and net capital gains to avoid a 4 percent excise tax.

The fund has adopted a distribution policy which is included on the inside front cover of this report. To summarize, the fund has adopted a managed distribution policy (“MDP”). Annual distribution amounts are expected to fall in the range of 6% to 8% of the average week-ending net asset value (“NAV”) per share for the prior fiscal semi-annual period. Distribution amounts will be reset both up and down to provide a consistent return on trailing NAV. Under the MDP, distribution amounts will normally be reset in February and August, with no changes in distribution amounts in May and November. The fund may designate a portion of its distributions as capital gains and may also distribute additional capital gains in the last quarter of the year to meet annual excise distribution requirements. Distribution amounts are subject to change from time to time at the discretion of the Board.

Leverage

The fund’s leverage utilization decreased $0.9 million during the six months ended Q4 2022, as compared to six months ended Q2 2022. The fund utilizes all floating rate leverage that had an interest rate of 4.94% and represented 11.7% of total assets at year-end. During the period, the fund maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseecofin.com.

(unaudited)

Tortoise	19

TEAF Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	2021		2022
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Selected Financial Information
Distributions paid on common stock	$3,036	$3,036	$3,238	$3,642	$3,643	$3,643
Distributions paid on common stock per share	0.2250	0.2250	0.2400	0.2700	0.2700	0.2700
Total assets, end of period	262,769	260,153	255,662	264,262	254,726	251,239
Average total assets during period(2)	260,599	262,969	257,415	260,960	256,749	246,494
Leverage(3)	29,700	21,600	22,900	30,400	28,800	29,500
Leverage as a percent of total assets	11.3%	8.3%	9.0%	11.5%	11.3%	11.7%
Operating expenses before leverage costs as a percent of total assets	1.71%	1.72%	2.01%	1.25%	1.56%	1.85%
Net unrealized appreciation (depreciation), end of period	16,157	12,165	11,274	8,712	993	824
Net assets, end of period	231,658	231,382	231,553	232,699	225,064	220,798
Average net assets during period(4)	229,497	235,252	230,747	233,287	225,251	214,321
Net asset value per common share	17.17	17.15	17.16	17.25	16.68	16.38
Market value per common share	14.40	14.64	15.00	14.55	14.74	13.85
Shares outstanding (000's)	13,491	13,491	13,491	13,491	13,491	13,491

(1)	Q1 represents the period from December through February. Q2 represents the period from March through May. Q3 represents the period from June through August. Q4 represents the period from September through November.
(2)	Computed by averaging month-end values within each period.
(3)	Leverage consists of outstanding borrowings under the margin loan facility.
(4)	Computed by averaging daily net assets within each period.

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2022 Annual Report | November 30, 2022

TTP Schedule of Investments
November 30, 2022

	Shares	Fair Value
Common Stock — 98.1%(1)
Crude Oil Pipelines — 27.1%(1)
Canada — 17.7%(1)
Enbridge, Inc.	187,587	$7,745,467
Gibson Energy, Inc.	50,815	922,123
Pembina Pipeline Corp.	118,304	4,319,154
		12,986,744

United States — 9.4%(1)
Plains GP Holdings LP	523,256	6,922,677

Natural Gas/Natural Gas Liquids Pipelines — 53.8%(1)
Canada — 9.2%(1)
Keyera Corp.	73,152	1,704,333
TC Energy Corp.	113,623	5,053,951
		6,758,284

United States — 44.6%(1)
Cheniere Energy, Inc.	26,342	4,619,333
Excelerate Energy, Inc.	8,917	252,886
Kinder Morgan, Inc.	389,508	7,447,393
NextDecade Corp.(2)	89,812	487,679
ONEOK, Inc.	108,675	7,272,531
Targa Resources Corp.	47,264	3,515,969
The Williams Companies, Inc.	263,979	9,160,071
		32,755,862

Natural Gas Gathering/Processing — 8.8%(1)
United States — 8.8%(1)
Antero Midstream Corp.	101,317	1,147,922
Equitrans Midstream Corp.	307,343	2,578,608
Hess Midstream Partners LP	78,784	2,460,425
Kinetik Holdings, Inc.	8,934	304,024
		6,490,979

Renewables and Power Infrastructure — 8.4%(1)
United States — 8.4%(1)
Archaea Energy, Inc.(2)	14,797	383,834
Clearway Energy, Inc.	22,000	779,680
NextEra Energy Partners LP	29,030	2,336,625
Sempra Energy	16,121	2,679,149
		6,179,288
Total Common Stock (Cost $60,512,754)		72,093,834

Master Limited Partnerships — 28.8%(1)
Crude Oil Pipelines — 0.9%(1)
United States — 0.9%(1)
NuStar Energy LP	40,806	666,362

Natural Gas/Natural Gas Liquids Pipelines — 14.6%(1)
United States — 14.6%(1)
DCP Midstream LP	47,653	1,874,669
Energy Transfer LP	367,070	4,603,058
Enterprise Products Partners LP	172,483	4,279,303
		10,757,030

Natural Gas Gathering/Processing — 2.8%(1)
United States — 2.8%(1)
Western Midstream Partners LP	73,911	2,068,030

Other — 0.2%(1)
United States — 0.2%(1)
Westlake Chemical Partners LP	4,940	114,361

Refined Product Pipelines — 10.3%(1)
United States — 10.3%(1)
Magellan Midstream Partners LP	56,630	2,984,401
MPLX LP	134,271	4,563,871
		7,548,272
Total Master Limited Partnerships (Cost $13,616,411)		21,154,055

Short-Term Investment — 0.4%(1)
United States Investment Company — 0.4%(1)
Invesco Government & Agency Portfolio, Institutional Class, 3.727%(3) (Cost $294,645)	294,645	294,645

Total Investments — 127.3%(1) (Cost $74,423,810)		93,542,534
Liabilities in Excess of Other Assets — (0.3)%(1)		(190,945)
Credit Facility Borrowings — (13.3)%(1)		(9,800,000)
Senior Notes — (5.4)%(1)		(3,942,857)
Mandatory Redeemable Preferred Stock at Liquidation Value — (8.3)%(1)		(6,100,000)
Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$73,508,732

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of November 30, 2022

See accompanying Notes to Financial Statements.

Tortoise	21

NDP Schedule of Investments
November 30, 2022

	Shares	Fair Value
Common Stock — 89.1%(1)
Crude Oil Pipelines — 1.5%(1)
Canada — 1.5%(1)
Enbridge, Inc.	23,865	$985,386

Natural Gas Gathering/Processing — 0.3%(1)
United States — 0.3%(1)
Kinetik Holdings, Inc.	5,678	193,222

Natural Gas/Natural Gas Liquids Pipelines — 18.6%(1)
Canada — 1.3%(1)
TC Energy Corp.	19,745	878,258

United States — 17.3%(1)
Cheniere Energy, Inc.	37,456	6,568,284
Excelerate Energy, Inc.	6,209	176,087
Kinder Morgan, Inc.	56,165	1,073,875
NextDecade Corp.(2)	65,669	356,583
Targa Resources Corp.	28,897	2,149,648
The Williams Companies, Inc.	36,175	1,255,273
		11,579,750

Oil and Gas Production — 64.1%(1)
Canada — 2.0%(1)
Suncor Energy, Inc.	40,528	1,332,155

United States — 62.1%(1)
Chevron Corp.	19,314	3,540,449
ConocoPhillips	21,747	2,685,972
Coterra Energy, Inc.	21,071	588,092
Devon Energy Corp.	90,404	6,194,482
Diamondback Energy, Inc.	37,179	5,503,236
EOG Resources, Inc.	23,070	3,274,325
EQT Corp.	117,402	4,979,019
Exxon Mobil Corp.	30,377	3,382,175
Marathon Oil Corp.	81,694	2,502,287
Occidental Petroleum Corp.	43,302	3,009,056
PDC Energy, Inc.	9,914	736,808
Pioneer Natural Resources Co.	22,350	5,274,377
		41,670,278

Other — 3.9%(1)
United States — 3.9%(1)
Baker Hughes Co.	38,763	1,124,902
Darling Ingredients, Inc.(2)	1,957	140,571
Denbury, Inc.(2)	15,079	1,353,491
		2,618,964

Renewables and Power Infrastructure — 0.7%(1)
United States — 0.7%(1)
American Electric Power Co., Inc.	2,921	282,753
Archaea Energy, Inc.(2)	7,593	196,962
		479,715
Total Common Stock (Cost $32,027,202)		59,737,728

Master Limited Partnerships — 15.6%(1)
Crude Oil Pipelines — 3.5%(1)
United States — 3.5%(1)
Plains All American Pipeline LP	189,849	$2,357,924

Natural Gas Gathering/Processing — 2.0%(1)
United States — 2.0%(1)
Western Midstream Partners LP	48,607	1,360,024

Natural Gas/Natural Gas Liquids Pipelines — 9.1%(1)
United States — 9.1%(1)
DCP Midstream LP	50,351	1,980,808
Energy Transfer LP	241,059	3,022,880
Enterprise Products Partners LP	43,433	1,077,573
		6,081,261

Refined Product Pipelines — 1.0%(1)
United States — 1.0%(1)
Magellan Midstream Partners LP	12,744	671,609
Total Master Limited Partnerships (Cost $7,375,146)		10,470,818

Short-Term Investment — 0.8%(1)
United States Investment Company — 0.8%(1)
Invesco Government & Agency Portfolio — Institutional Class, 3.727%(3) (Cost $556,213)	556,213	556,213

Total Investments — 105.5%(1) (Cost $39,958,561)(1)		70,764,759
Other Assets in Excess of Liabilities — 0.0%(1)		2,068
Credit Facility Borrowings — (5.5%)(1)		(3,700,000)
Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$67,066,827

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of November 30, 2022.

See accompanying Notes to Financial Statements.

22	Tortoise

2022 Annual Report | November 30, 2022

TPZ Schedule of Investments
November 30, 2022

	Principal Amount/Shares	Fair Value
Corporate Bonds — 57.1%(1)
Crude Oil Pipelines — 6.3%(1)
Canada — 6.3%(1)
Enbridge, Inc.
5.500%, 07/15/2077	$7,042,000	$6,167,574

Natural Gas Gathering/Processing — 20.6%(1)
United States — 20.6%(1)
Antero Midstream Partners LP
5.750%, 03/01/2027(2)	3,800,000	3,628,931
Blue Racer Midstream LLC
6.625%, 07/15/2026(2)	5,900,000	5,737,750
EnLink Midstream LLC
5.375%, 06/01/2029	4,000,000	3,770,000
Hess Corporation
5.625%, 02/15/2026(2)	4,160,000	4,089,238
The Williams Companies, Inc.
4.550%, 06/24/2024	3,000,000	2,967,520
		20,193,439

Natural Gas/Natural Gas Liquids Pipelines — 20.1%(1)
United States — 20.1%(1)
Cheniere Corp.
7.000%, 06/30/2024	4,000,000	4,054,208
Cheniere Corp.
5.875%, 03/31/2025	2,000,000	2,008,057
DT Midstream, Inc.
4.375%, 06/15/2031(2)	2,000,000	1,720,000
NGPL Pipe Co LLC
3.250%, 07/15/2031(2)	1,500,000	1,222,426
ONEOK, Inc.
7.500%, 09/01/2023	2,000,000	2,021,356
ONEOK, Inc.
6.350%, 01/15/2031	3,000,000	3,076,950
Rockies Express Pipeline LLC
4.950%, 07/15/2029(2)	3,000,000	2,697,639
Tallgrass Energy LP
5.500%, 01/15/2028(2)	3,250,000	2,949,375
		19,750,011

Other — 4.9%(1)
United States — 4.9%(1)
New Fortress Energy, Inc.
6.500%, 09/30/2026(2)	5,000,000	4,832,275

Refined Product Pipelines — 1.5%(1)
United States — 1.5%(1)
Buckeye Partners LP
5.850%, 11/15/2043	2,000,000	1,512,050

Renewables and Power Infrastructure — 3.7%(1)
United States — 3.7%(1)
NextEra Energy, Inc.
4.800%, 12/01/2077	4,500,000	3,601,404
Total Corporate Bonds (Cost $60,197,220)		56,056,753

Common Stock — 37.7%(1)
Crude Oil Pipelines — 2.3%(1)
Canada — 2.3%(1)
Enbridge, Inc.	53,741	2,218,966

Natural Gas/Natural Gas Liquids Pipelines — 2.2%(1)
Canada — 2.2%(1)
TC Energy Corp.	48,667	2,164,708

Crude Oil Pipelines — 5.2%(1)
United States — 5.2%(1)
Plains GP Holdings LP	389,094	5,147,714

Natural Gas Gathering/Processing — 4.7%(1)
United States — 4.7%(1)
EnLink Midstream LLC	90,965	1,169,810
Equitrans Midstream Corp.	108,596	911,120
Hess Midstream Partners LP	66,901	2,089,318
Kinetik Holdings, Inc.	11,954	406,795
		4,577,043

Natural Gas/Natural Gas Liquids Pipelines — 18.6%(1)
United States — 18.6%(1)
DT Midstream, Inc.	24,885	1,501,312
Excelerate Energy, Inc.	11,787	334,279
Kinder Morgan, Inc.	190,405	3,640,544
NextDecade Corp.(3)	119,845	650,758
ONEOK, Inc.	35,082	2,347,687
Targa Resources Corp.	69,258	5,152,103
The Williams Companies, Inc.	135,347	4,696,541
		18,323,224

Renewables and Power Infrastructure — 4.7%(1)
United States — 4.7%(1)
Archaea Energy, Inc.(3)	26,704	692,702
Atlantica Sustainable Infrastructure Plc	16,523	460,992
NextEra Energy Partners LP	8,013	644,966
Sempra Energy	16,927	2,813,098
		4,611,758
Total Common Stock (Cost $29,290,108)		37,043,413

See accompanying Notes to Financial Statements.

Tortoise	23

TPZ Schedule of Investments (continued)
November 30, 2022

	Principal Amount/Shares	Fair Value
Master Limited Partnerships — 30.6%(1)
Crude Oil Pipelines — 2.1%(1)
United States — 2.1%(1)
NuStar Energy LP	90,687	$1,480,919
PBF Logistics LP	30,650	609,935
		2,090,854

Natural Gas Gathering/Processing — 3.9%(1)
United States — 3.9%(1)
Western Midstream Partners LP	135,715	3,797,306

Natural Gas/Natural Gas Liquids Pipelines — 13.3%(1)
United States — 13.3%(1)
DCP Midstream LP	73,982	2,910,452
Energy Transfer LP	407,632	5,111,705
Enterprise Products Partners LP	202,757	5,030,401
		13,052,558

Refined Product Pipelines — 11.3%(1)
United States — 11.3%(1)
Holly Energy Partners LP	30,993	580,189
Magellan Midstream Partners LP	73,459	3,871,289
MPLX LP	195,684	6,651,299
		11,102,777
Total Master Limited Partnerships (Cost $20,782,196)		30,043,495

Short-Term Investment — 0.3%(1)
United States Investment Company — 0.3%(1)
Invesco Government & Agency Portfolio — Institutional Class, 3.727%(4) (Cost $306,099)	306,099	306,099

Total Investments — 125.7% (Cost $110,575,623)(1)		123,449,760
Other Assets in Excess of Liabilities — 0.7%(1)		695,050
Credit Facility Borrowings — (26.4)%(1)		(25,900,000)
Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$98,244,810

(1)	Calculated as a percentage of net assets.
(2)	Restricted securities have a total fair value of $26,877,634, which represents 27.4% of total net assets.
(3)	Non-income producing security.
(4)	Rate indicated is the current yield as of November 30, 2022.

See accompanying Notes to Financial Statements.

24	Tortoise

2022 Annual Report | November 30, 2022

TEAF Consolidated Schedule of Investments
November 30, 2022

	Principal Amount/Shares	Fair Value
Common Stock — 51.8%(1)
Natural Gas/Natural Gas Liquids Pipelines — 10.9%(1)
Australia — 1.5%(1)
APA Group(2)	442,606	$3,361,679

United States — 9.4%(1)
Cheniere Energy, Inc.(2)	30,700	5,383,552
Excelerate Energy, Inc.	13,710	388,815
NextDecade Corp.(3)	234,507	1,273,373
ONEOK, Inc.	15,140	1,013,169
Targa Resources Corp.(2)	92,500	6,881,075
The Williams Companies, Inc.(2)	167,924	5,826,963
		20,766,947

Natural Gas Gathering/Processing — 0.5%(1)
United States — 0.5%(1)
Hess Midstream Partners LP	38,675	1,207,820

Other — 3.6%(1)
Australila — 2.1%(1)
Atlas Arteria Ltd.(2)	992,726	4,736,893

Spain — 1.5%(1)
Ferrovial SA(2)	121,999	3,249,989

Power — 22.4%(1)
Canada — 0.6%(1)
Algonquin Power & Utilities Corp.(2)	166,889	1,260,523

Germany — 1.4%(1)
RWE AG	68,204	2,980,882

Italy — 5.5%(1)
ENAV SpA(2)	544,452	2,397,678
Enel SpA	1,109,060	5,925,112
Terna SpA(2)	503,846	3,832,665
		12,155,455

Portugal — 2.6%(1)
EDP — Energias de Portugal SA(2)	1,209,999	5,690,011

Spain — 3.9%(1)
Endesa SA	244,955	4,511,752
Iberdrola SA(2)	371,053	4,162,367
		8,674,119

United Kingdom — 5.1%(1)
National Grid Plc	335,962	4,107,912
SSE Plc(2)	343,459	7,072,432
		11,180,344

United States — 3.3%(1)
American Electric Power Co, Inc.(2)	53,287	5,158,181
Atlantica Sustainable Infrastructure Plc	75,263	2,099,838
		7,258,019

Renewables — 7.3%(1)
Canada — 3.5%(1)
Innergex Renewable Energy, Inc.(2)	294,405	3,685,671
TransAlta Renewables, Inc.(2)	381,927	4,057,344
		7,743,015

France — 1.1%(1)
Transition SA(3)	250,000	2,523,466

United States — 2.7%(1)
NextEra Energy, Inc.	45,491	3,853,088
NextEra Energy Partners LP	26,688	2,148,117
		6,001,205

Transportation/Storage — 1.4%(1)
Hong Kong — 1.4%(1)
China Suntien Green Energy Corp Ltd.	7,408,484	3,063,571

Renewable Infrastructure — 1.4%(1)
United Kingdom — 1.4%(1)
Greencoat UK Wind Plc	1,711,483	3,090,034

United States — 0.0%(1)
Archaea Energy, Inc.(3)	27	700

Solar — 0.9%(1)
United States — 0.9%(1)
Sunnova Energy International, Inc.(2)(3)	82,766	1,889,548

Utilities — 3.3%(1)
United States — 3.3%(1)
Ameren Corp.	20,040	1,789,973
Essential Utilities, Inc.(2)	58,349	2,814,756
Public Service Enterprise Group, Inc.	43,420	2,629,081
		7,233,810
Total Common Stock (Cost $117,286,808)		114,068,030

Private Investments — 20.4%(1)
Natural Gas/Natural Gas Liquids Pipelines — 1.0%(1)
Mexico Pacific Limited LLC(MLP) Series A(4)(5)	99,451	2,182,353

Renewables — 19.4%(1)
United States — 19.4%(1)
Renewable Holdco, LLC(4)(5)(6)	N/A	6,528,311
Renewable Holdco I, LLC(4)(5)(6)	N/A	23,777,381
Renewable Holdco II, LLC(4)(5)(6)	N/A	12,788,518
		43,094,210
Total Private Investments (Cost $43,549,238)		45,276,563

See accompanying Notes to Financial Statements.

Tortoise	25

TEAF Consolidated Schedule of Investments (continued)
November 30, 2022

	Principal Amount/Shares	Fair Value
Corporate Bonds — 17.4%%(1)
Healthcare — 1.6%(1)
United States — 1.6%(1)
315/333 West Dawson Associates SUB 144A NT,
11.000%, 01/31/2026(5)	$3,770,000	$3,549,549

Project Finance — 8.3%(1)
United States — 8.3%(1)
C2NC Holdings
13.000%, 05/01/2027	10,715,000	10,442,539
Dynamic BC Holdings LLC
13.500%, 04/01/2028(5)	8,110,000	7,842,727
		18,285,266

Senior Living — 7.5%(1)
United States — 7.5%(1)
Contour Propco 1735 S MISSION SUB 144A NT,
11.000%, 10/01/2025(5)	5,715,000	5,588,036
Dove Mountain Residences LLC
11.000%, 02/01/2026(5)	1,050,000	1,025,360
Dove Mountain Residences LLC
16.000%, 02/01/2026(5)	886,272	866,499
Drumlin Reserve Property LLC
10.000%, 10/02/2025(5)	1,705,311	1,674,220
Drumlin Reserve Property LLC
16.000%, 10/02/2025(5)	1,412,880	1,389,642
JW Living Smithville Urban Ren Sub Global 144A 27
11.750%, 06/01/2027(5)	3,890,000	3,861,303
Realco Perry Hall MD LLC/OPCO Sub 144A NT
10.000%, 10/01/2024(5)	2,227,000	2,064,024
		16,469,084
Total Corporate Bonds (Cost $39,351,758)		38,303,899

Master Limited Partnerships — 10.9%(1)
Natural Gas Gathering/Processing — 0.5%(1)
United States — 0.5%(1)
Western Midstream Partners, LP(2)	39,385	1,101,992

Natural Gas/Natural Gas Liquids Pipelines — 5.5%(1)
United States — 5.5%(1)
DCP Midstream, LP	93,735	3,687,535
Energy Transfer LP(2)	424,800	5,326,992
Enterprise Products Partners LP(2)	128,400	3,185,604
		12,200,131

Refined Product Pipelines — 3.2%(1)
United States — 3.2%(1)
MPLX LP(2)	206,200	7,008,738

Renewables — 1.7%(1)
United States — 1.7%(1)
Enviva Partners LP(2)(3)	66,900	3,796,575
Total Master Limited Partnerships (Cost $19,274,086)		24,107,436

Preferred Stock — 2.1%(1)
Natural Gas/Natural Gas Liquids Pipelines — 2.1%(1)
United States — 2.1%(1)
Enterprise Products Partners LP, 7.250%(4)(5) (Cost $6,034,639)	5,000	4,582,050

See accompanying Notes to Financial Statements.

26	Tortoise

2022 Annual Report | November 30, 2022

TEAF Consolidated Schedule of Investments (continued)
November 30, 2022

	Principal Amount/Shares	Fair Value

Municipal Bonds — 4.7%(1)
Arizona — 0.1%(1)
Maricopa County Industrial Development Authority
11.000%, 07/01/2033	$138,000	$130,242

Florida — 0.3%(1)
Florida Development Finance Corp.
5.720%, 07/01/2025(7)	445,000	422,750
Florida Development Finance Corp.
11.000%, 08/01/2032	320,000	309,060
		731,810

Wisconsin — 4.3%(1)
Public Finance Authority
7.500%, 06/01/2029	8,925,000	8,819,358
Public Finance Authority
12.000%, 10/01/2029	185,000	179,296
Public Finance Authority
10.000%, 09/01/2031	525,000	458,288
Public Finance Authority
10.000%, 09/01/2031	145,000	133,886
		9,590,828
Total Municipal Bonds (Cost $10,645,897)		10,452,880

Construction Notes — 5.1%(1)
Renewables — 1.7%(1)
Bermuda — 1.7%(1)
Saturn Solar Bermuda 1 Ltd.(4)(5)
8.000%, 06/30/2023	3,510,000	3,656,718

Water Equipment & Services — 3.4%(1)
United States — 3.4%(1)
EF WWW Holdings, LLC(4)(5)
10.500%, 09/30/2026	7,268,888	7,486,954
Total Construction Notes (Cost $11,047,792)		11,143,672

Bank Loan — 0.2%(1)
Education — 0.2%(1)
United States — 0.2%(1)
Village Charter School, Inc. 10.000%, 03/31/2023(7)
(Cost $800,000)	800,000	522,880

Special Purpose Acquisition Company Warrant — 0.0%(1)
Renewables — 0.0%(1)
France — 0.0%(1)
Transition SA Warrant (Cost $–)	250,000	110,304

Short-Term Investment — 0.2%(1)
United States Investment Company — 0.2%(1)
First American Government Obligations Fund, Class X, 3.664%(8) (Cost $410,139)	410,139	410,139

Total Investments — 112.7%(1) (Cost $248,400,357)(1)		248,977,853
Other Assets in Excess of Liabilities — 0.6%(1)		1,320,102
Credit Facility Borrowings — (13.3)%(1)		(29,500,000)
Total Net Assets Applicable to Common Stockholders — 100.0%(1)		$220,797,955

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security is segregated as collateral for the margin borrowing facility.
(3)	Non-income producing security.
(4)	Securities have been valued by using significant unobservable inputs in accordance with fair value procedures and are categorized as level 3 investments.
(5)	Restricted securities have a total fair value of $88,863,645 which represents 40.3% of net assets. See Note 6 to financial statements for further disclosure.
(6)	Deemed to be an affiliate of the fund. See Note 7 to financial statements for further disclosure.
(7)	Security in forebearance at November 30, 2022.
(8)	Rate indicated is the current yield as of November 30, 2022.

See accompanying Notes to Financial Statements.

Tortoise	27

Statements of Assets & Liabilities
November 30, 2022

Tortoise Pipeline & Energy Fund, Inc.
Assets
Investments in unaffiliated securities at fair value(2)	$93,542,534
Investments in affiliated securities at fair value(3)	—
Cash at broker	—
Cash	—
Dividends, distributions and interest receivable from investments	135,254
Expense reimbursement receivable	121,379
Prepaid expenses and other assets	107,579
Total assets	93,906,746
Liabilities
Payable to Adviser	167,756
Accrued expenses and other liabilities	410,550
Deferred tax liability	—
Credit facility borrowings	9,800,000
Senior notes, net(4)	3,931,758
Mandatory redeemable preferred stock, net(5)	6,087,950
Total liabilities	20,398,014
Net assets applicable to common stockholders	$73,508,732
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$2,116
Additional paid-in capital	172,320,244
Total accumulated losses	(98,813,628)
Net assets applicable to common stockholders	$73,508,732
Capital shares:
Authorized	100,000,000
Outstanding	2,116,385
Net Asset Value per common share outstanding (net assets applicable to common stock, divided by common shares outstanding)	$34.73

(1) Consolidated Statement of Assets and Liabilities (See Note 13 to the financial statements for further disclosure).
(2) Investments in unaffiliated securities at cost	$74,423,810
(3) Investments in affiliated securities at cost	$—
(4) Deferred debt issuance and offering costs	$11,099
(5) Deferred offering costs	$12,050

See accompanying Notes to Financial Statements.

28	Tortoise

2022 Annual Report | November 30, 2022

Tortoise Energy Independence Fund, Inc.	Tortoise Power and Energy Infrastructure Fund, Inc.	Ecofin Sustainable and Social Impact Term Fund(1)

$70,764,759	$123,449,760	$205,883,643
—	—	43,094,210
—	—	103,816
—	—	40,208
235,797	1,261,881	2,112,171
50,943	—	—
7,664	3,690	5,405
71,059,163	124,715,331	251,239,453

134,452	196,169	543,426
157,884	374,352	346,766
—	—	51,306
3,700,000	25,900,000	29,500,000
—	—	—
—	—	—
3,992,336	26,470,521	30,441,498
$67,066,827	$98,244,810	$220,797,955

$1,754	$6,200	$13,491
215,496,968	107,595,166	242,680,341
(148,431,895)	(9,356,556)	(21,895,877)
$67,066,827	$98,244,810	$220,797,955

100,000,000	100,000,000	100,000,000
1,753,698	6,200,175	13,491,127

$38.24	$15.85	$16.37

$39,958,561	$110,575,623	$206,879,320
$—	$—	$41,521,037
$—	$—	$—
$—	$—	$—

See accompanying Notes to Financial Statements.

Tortoise	29

Statements of Operations
For the year ended November 30, 2022

Tortoise Pipeline & Energy Fund, Inc.
Investment Income
Distributions from master limited partnerships	$1,778,345
Dividends and distributions from common stock	3,818,709
Dividends and distributions from preferred stock	17,591
Dividends and distributions from affiliated investments	—
Less return of capital on distributions(2)	(3,159,480)
Less foreign taxes withheld	(186,339)
Net dividends and distributions from investments	2,268,826
Interest income	5,212
Total Investment Income	2,274,038
Operating Expenses
Advisory fees	1,015,327
Administrator fees	49,682
Professional fees	178,959
Directors fees	77,145
Stockholder communication expenses	21,532
Custodian fees and expenses	14,735
Fund accounting fees	27,973
Registration fees	27,276
Stock transfer agent fees	8,449
Other operating expenses	27,829
Total Operating Expenses	1,448,907
Leverage Expenses
Interest expense	445,214
Distributions to mandatory redeemable preferred stockholders	400,770
Amortization of debt issuance costs	11,374
Other leverage expenses	358
Total Leverage Expenses	857,716
Total Expenses	2,306,623
Less expense reimbursement by Adviser (Note 4)	(203,158)
Net Expenses	2,103,465
Net Investment Income (Loss), before Income Taxes	170,573
Deferred tax benefit (expense)	—
Net Investment Income (Loss)	170,573
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on investments in unaffiliated securities	1,799,732
Net realized gain on written options	—
Net realized gain (loss) on foreign currency and translation of other assets and liabilities denominated in foreign currency	(6,777)
Net realized gain	1,792,955
Net change in unrealized appreciation (depreciation) of investments in unaffiliated securities	18,113,560
Net change in unrealized appreciation (depreciation) of investments in affiliated securities	—
Net change in unrealized appreciation (depreciation) of written options	—
Net change in unrealized appreciation (depreciation) of other assets and liabilities due to foreign currency translation	235
Net unrealized appreciation (depreciation)	18,113,795
Net Realized and Unrealized Gain (Loss)	19,906,750
Net Increase in Net Assets Applicable to Common Stockholders Resulting from Operations	$20,077,323

(1)	Consolidated Statement of Operations (See Note 13 to the financial statements for further disclosure).
(2)	Return of Capital may be in excess of current year distributions due to prior year adjustments. See Note 2 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

30	Tortoise

2022 Annual Report | November 30, 2022

Tortoise Energy Independence Fund, Inc.	Tortoise Power and Energy Infrastructure Fund, Inc.	Ecofin Sustainable and Social Impact Term Fund(1)

$702,103	$2,527,201	$1,661,071
2,599,584	1,797,506	5,003,277
—	15,342	498,863
—	—	1,400,000
(816,650)	(3,382,254)	(4,599,443)
(26,455)	(41,575)	(398,992)
2,458,582	916,220	3,564,776
5,130	3,264,847	7,281,597
2,463,712	4,181,067	10,846,373

716,600	1,202,519	3,414,146
42,855	63,654	116,448
97,902	201,167	250,830
77,204	124,709	125,209
21,672	36,624	25,038
4,649	12,838	78,948
24,507	28,792	32,283
26,664	51,498	32,717
11,827	18,538	7,187
31,642	27,770	198,637
1,055,522	1,768,109	4,281,443

114,228	859,523	700,394
—	—	—
—	—	—
—	—	—
114,228	859,523	700,394
1,169,750	2,627,632	4,981,837
(176,058)	—	—
993,692	2,627,632	4,981,837
1,470,020	1,553,435	5,864,536
—	—	57,377
1,470,020	1,553,435	5,921,913

5,082,703	283,232	9,011,707
—	—	175,685

(985)	(1,173)	(187,075)
5,081,718	282,059	9,000,317
21,478,671	10,522,220	(12,563,646)
—	—	1,240,458
—	—	(9,464)

12	(10)	(7,956)
21,478,683	10,522,210	(11,340,608)
26,560,401	10,804,269	(2,340,291)
$28,030,421	$12,357,704	$3,581,622

See accompanying Notes to Financial Statements.

Tortoise	31

Statements of Changes in Net Assets

	Tortoise Pipeline & Energy Fund, Inc.
	Year Ended November 30, 2022	Year Ended November 30, 2021

Operations
Net investment income (loss)	$170,573	$(514,695)
Net realized gain (loss)	1,792,955	2,088,332
Net unrealized appreciation (depreciation)	18,113,795	18,641,552
Net increase (decrease) in net assets applicable to common stockholders resulting from operations	20,077,323	20,215,189
Distributions to Common Stockholders
From distributable earnings	(1,083,713)	—
From return of capital	(4,108,112)	(2,390,182)
Total distributions to common stockholders	(5,191,825)	(2,390,182)
Capital Stock Transactions
Cost of shares repurchased and retired through tender offer (See Note 14)	(3,665,779)	—
Repurchases of common stock	—	(3,644,330)
Net increase (decrease) in net assets applicable to common stockholders from capital stock transactions	(3,665,779)	(3,644,330)
Total increase (decrease) in net assets applicable to common stockholders	11,219,719	14,180,677
Net Assets
Beginning of period	62,289,013	48,108,336
End of period	$73,508,732	$62,289,013
Transactions in common shares
Shares outstanding at beginning of period	2,227,773	2,409,128
Shares repurchased (See Note 14)	(111,388)	(181,355)
Shares outstanding at end of period	2,116,385	2,227,773

(1)	Consolidated Statement of Changes in Net Assets (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.

32	Tortoise

2022 Annual Report | November 30, 2022

Tortoise Energy Independence Fund, Inc.		Tortoise Power and Energy Infrastructure Fund, Inc.		Ecofin Sustainable and Social Impact Term Fund(1)
Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2022	Year Ended November 30, 2021

$1,470,020	$239,254	$1,553,435	$1,496,314	$5,921,913	$7,302,786
5,081,718	4,100,658	282,059	3,971,192	9,000,317	15,490,050
21,478,683	12,895,868	10,522,210	12,050,342	(11,340,608)	6,906,199
28,030,421	17,235,780	12,357,704	17,517,848	3,581,622	29,699,035

(1,496,794)	(86,163)	(1,907,796)	(1,880,757)	(6,211,270)	(8,628,909)
(2,291,192)	(1,058,355)	(5,693,483)	(2,356,876)	(7,954,413)	(3,513,105)
(3,787,986)	(1,144,518)	(7,601,279)	(4,237,633)	(14,165,683)	(12,142,014)

(3,573,817)	—	(4,973,178)	—	—	—
—	—	—	(4,244,594)	—	—
(3,573,817)	—	(4,973,178)	(4,244,594)	—	—
20,668,618	16,091,262	(216,753)	9,035,621	(10,584,061)	17,557,021

46,398,209	30,306,947	98,461,563	89,425,942	231,382,016	213,824,995
$67,066,827	$46,398,209	$98,244,810	$98,461,563	$220,797,955	$231,382,016

1,845,997	1,845,997	6,526,499	6,873,127	13,491,127	13,491,127
(92,299)	—	(326,324)	(346,628)	—	—
1,753,698	1,845,997	6,200,175	6,526,499	13,491,127	13,491,127

See accompanying Notes to Financial Statements.

Tortoise	33

Statements of Cash Flows
For the year ended November 30, 2022

Tortoise Pipeline & Energy Fund, Inc.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$5,434,102
Purchases of long-term investments	(7,494,629)
Proceeds from sales of long-term investments	11,180,045
Sales (purchases) of short-term investments, net	107,718
Call options written, net	—
Interest received on securities sold, net	7,359
Interest expense paid	(368,676)
Distributions to mandatory redeemable preferred stockholders	(400,770)
Other leverage expenses paid	(24,000)
Operating expenses paid	(1,283,545)
Net cash provided by (used in) operating activities	7,157,604
Cash Flows From Financing Activities
Advances (payments) on credit facilities, net	1,700,000
Cost of shares repurchased and retired through tender offer	(3,665,779)
Distributions paid to common stockholders	(5,191,825)
Net cash provided by (used in) financing activities	(7,157,604)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—

Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$20,077,323
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments	(7,494,629)
Proceeds from sales of long-term investments	11,180,045
Sales (purchases) of short-term investments, net	107,718
Call options written, net	—
Return of capital on distributions received	3,159,480
Deferred tax expense (benefit)	—
Net unrealized (appreciation) depreciation	(18,113,795)
Amortization (accretion) of market premium (discount), net	—
Net realized loss	(1,792,955)
Amortization of debt issuance costs	11,374
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	7,943
(Increase) decrease in receivable for investments sold	—
(Increase) decrease in prepaid expenses and other assets	(25,719)
Increase (decrease) in payable for investments purchased	—
Increase (decrease) in payable to Adviser, net of fees waived	(32,409)
Increase (decrease) in accrued expenses and other liabilities	73,228
Total adjustments	(12,919,719)
Net cash provided by (used in) operating activities	$7,157,604

(1)	Consolidated Statement of Cash Flows (See Note 13 to the financial statements for further disclosure).

See accompanying Notes to Financial Statements.

34	Tortoise

2022 Annual Report | November 30, 2022

Tortoise Energy Independence Fund, Inc.	Tortoise Power and Energy Infrastructure Fund, Inc.	Ecofin Sustainable and Social Impact Term Fund(1)

$3,254,171	$7,752,248	$15,691,042
(10,567,509)	(6,061,898)	(49,820,305)
14,769,310	9,661,651	48,543,637
(141,741)	1,909,666	(410,139)
—	—	171,327
—	6,442	249,310
(88,247)	(843,168)	(605,474)
—	—	—
—	—	—
(864,181)	(1,750,484)	(4,499,159)
6,361,803	10,674,457	9,320,239

1,000,000	1,900,000	7,900,000
(3,573,817)	(4,973,178)	—
(3,787,986)	(7,601,279)	(14,165,683)
(6,361,803)	(10,674,457)	(6,265,683)
—	—	3,054,556
—	—	(2,910,532)
$—	$—	$144,024

$28,030,421	$12,357,704	$3,581,622

(8,788,611)	(6,061,898)	(47,097,799)
12,998,213	9,661,651	45,827,713
(141,741)	1,909,666	(410,139)
—	—	171,327
816,650	3,382,254	4,599,443
—	—	(57,377)
(21,478,683)	(10,522,210)	11,340,608
—	182,253	386,575
(5,081,718)	(282,059)	(9,000,317)
—	—	—

(26,191)	13,116	107,961
1,771,097	—	2,715,924
426	2,259	35,035
(1,778,898)	—	(2,722,506)
44,657	(7,712)	(54,856)
(3,819)	39,433	(102,975)
(21,668,618)	(1,683,247)	5,738,617
$6,361,803	$10,674,457	$9,320,239

See accompanying Notes to Financial Statements.

Tortoise	35

TTP Financial Highlights

	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018

Per Common Share Data(1)(2)
Net Asset Value, beginning of period	$27.96	$19.97	$51.88	$65.16	$75.28
Income (Loss) from Investment Operations
Net investment income (loss)(3)	0.08	(0.23)	(0.12)	(0.48)	(0.60)
Net realized and unrealized gain (loss)(3)	9.05	9.28	(30.17)	(7.24)	(3.00)
Total income (loss) from investment operations	9.13	9.05	(30.29)	(7.72)	(3.60)
Distributions to Common Stockholders
From net investment income	(0.49)	—	—	—	(0.16)
From net realized gains from investment transactions	—	—	—	—	—
From return of capital	(1.87)	(1.06)	(1.62)	(5.56)	(6.36)
Total distributions to common stockholders	(2.36)	(1.06)	(1.62)	(5.56)	(6.52)
Net Asset Value, end of period	$34.73	$27.96	$19.97	$51.88	$65.16
Per common share market value, end of period	$28.58	$23.16	$15.15	$46.08	$57.32
Total investment return based on market value(4)	33.85%	60.09%	(64.69)%	(11.10)%	(7.03)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$73,509	$62,289	$48,108	$129,887	$163,202
Average net assets (000’s)	$72,122	$61,943	$70,052	$157,017	$188,518
Ratio of Expenses to Average Net Assets
Advisory fees	1.41%	1.46%	1.67%	1.54%	1.51%
Other operating expenses	0.60	0.74	0.75	0.35	0.32
Total operating expenses, before fee waiver	2.01	2.20	2.42	1.89	1.83
Fee waiver	(0.28)	(0.21)	—	—	—
Total operating expenses	1.73	1.99	2.42	1.89	1.83
Leverage expenses	1.19	1.67	2.66	1.62	1.40
Total expenses	2.92%	3.66%	5.08%	3.51%	3.23%

See accompanying Notes to Financial Statements.

36	Tortoise

2022 Annual Report | November 30, 2022

	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018

Ratio of net investment income (loss) to average net assets before fee waiver	(0.05)%	(1.04)%	(0.97)%	(0.79)%	(0.80)%
Ratio of net investment income (loss) to average net assets after fee waiver	0.24%	(0.83)%	(0.97)%	(0.79)%	(0.80)%
Portfolio turnover rate	8.18%	14.77%	35.61%	21.31%	14.27%
Credit facility borrowings, end of period (000’s)	$9,800	$8,100	$—	$11,800	$19,800
Senior notes, end of period (000’s)	$3,943	$3,943	$14,457	$34,000	$34,000
Preferred stock, end of period (000’s)	$6,100	$6,100	$6,100	$16,000	$16,000
Per common share amount of senior notes outstanding, end of period	$1.86	$1.77	$6.00	$13.58	$13.58
Per common share amount of net assets, excluding senior notes, end of period	$36.59	$29.73	$25.97	$65.46	$78.74
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(5)	$6,793	$6,679	$4,750	$4,185	$4,331
Asset coverage ratio of senior notes and credit facility borrowings(5)	679%	668%	475%	419%	433%
Asset coverage, per $25 liquidation value per share of mandatory redeemable preferred stock(6)	$118	$111	$84	$78	$83
Asset coverage ratio of preferred stock(6)	470%	443%	334%	310%	334%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	During the year ended November 30, 2020, the Fund effected the following reverse stock split: May 1, 2020, 1 for 4. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(3)	The per common share data for the years ended November 30, 2021, 2020, 2019, and 2018 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.
(5)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the period.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	37

NDP Financial Highlights

	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018

Per Common Share Data(1)(2)
Net Asset Value, beginning of period	$25.13	$16.42	$33.36	$72.16	$103.04
Income (Loss) from Investment Operations
Net investment income (loss)(3)	0.80	0.13	—	(0.80)	(2.32)
Net realized and unrealized gain (loss)(3)	14.39	9.20	(16.14)	(29.36)	(14.56)
Total income (loss) from investment operations	15.19	9.33	(16.14)	(30.16)	(16.88)
Distributions to Common Stockholders
From net investment income	(0.82)	(0.05)	—	—	—
From return of capital	(1.26)	(0.57)	(0.80)	(8.64)	(14.00)
Total distributions to common stockholders	(2.08)	(0.62)	(0.80)	(8.64)	(14.00)
Net Asset Value, end of period	$38.24	$25.13	$16.42	$33.36	$72.16
Per common share market value, end of period	$32.41	$22.24	$12.63	$29.04	$72.00
Total investment return based on market value(4)	55.70%	81.36%	(54.88)%	(52.35)%	(15.10)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$67,067	$46,398	$30,307	$61,550	$132,488
Average net assets (000’s)	$61,932	$41,323	$37,057	$94,144	$176,481
Ratio of Expenses to Average Net Assets
Advisory fees	1.16%	1.20%	1.40%	1.52%	1.50%
Other operating expenses	0.54	1.04	1.18	0.51	0.32
Total operating expenses, before fee waiver	1.70	2.24	2.58	2.03	1.82
Fee waiver	(0.28)	(0.22)	—	—	—
Total operating expenses	1.42	2.02	2.58	2.03	1.82
Leverage expenses	0.18	0.16	0.66	1.30	0.99
Total expenses	1.60%	2.18%	3.24%	3.33%	2.81%

See accompanying Notes to Financial Statements.

38	Tortoise

2022 Annual Report | November 30, 2022

	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018

Ratio of net investment income (loss) to average net assets before fee waiver	2.09%	0.36%	0.03%	(1.58)%	(2.40)%
Ratio of net investment income (loss) to average net assets after fee waiver	2.37%	0.58%	0.03%	(1.58)%	(2.40)%
Portfolio turnover rate	13.67%	53.15%	72.19%	182.52%	143.77%
Credit facility borrowings, end of period (000’s)	$3,700	$2,700	$5,000	$26,500	$57,100
Asset coverage, per $1,000 of principal amount of credit facility borrowings(5)	$19,126	$18,185	$7,061	$3,323	$3,320
Asset coverage ratio of credit facility borrowings(5)	1,913%	1,818%	706%	332%	332%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	During the year ended November 30, 2020, the Fund effected the following reverse stock split: May 1, 2020, 1 for 8. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(3)	The per common share data for the years ended November 30, 2021, 2020, 2019, and 2018 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP’s dividend reinvestment plan.
(5)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the year divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	39

TPZ Financial Highlights

	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018

Per Common Share Data(1)
Net Asset Value, beginning of period	$15.09	$13.01	$17.70	$19.76	$21.33
Income (loss) from Investment Operations
Net investment income(2)	0.24	0.23	0.35	0.39	0.24
Net realized and unrealized gain (loss)(2)	1.69	2.49	(3.99)	(0.95)	(0.31)
Total income (loss) from investment operations	1.93	2.72	(3.64)	(0.56)	(0.07)
Distributions to Common Stockholders
From net investment income	(0.29)	(0.28)	(0.60)	(1.12)	(0.57)
From net realized gains from investment transactions	—	—	—	(0.28)	(0.93)
From return of capital	(0.88)	(0.36)	(0.45)	(0.10)	—
Total distributions to common stockholders	(1.17)	(0.64)	(1.05)	(1.50)	(1.50)
Net Asset Value, end of period	$15.85	$15.09	$13.01	$17.70	$19.76
Per common share market value, end of period	$13.63	$12.92	$9.99	$15.57	$17.17
Total investment return based on market value(3)	14.87%	35.99%	(29.23)%	(1.38)%	(6.82)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$98,245	$98,462	$89,426	$123,015	$137,324
Average net assets (000’s)	$101,421	$100,853	$93,027	$137,701	$147,616
Ratio of Expenses to Average Net Assets
Advisory fees	1.18%	1.18%	1.28%	1.32%	1.29%
Other operating expenses	0.56	0.47	0.94	0.38	0.37
Total operating expenses, before fee waiver	1.74	1.65	2.22	1.70	1.66
Fee waiver	—	—	—	—	—
Total operating expenses	1.74	1.65	2.22	1.70	1.66
Leverage expenses	0.85	0.82	1.04	1.25	0.98
Total expenses	2.59%	2.47%	3.26%	2.95%	2.64%

See accompanying Notes to Financial Statements.

40	Tortoise

2022 Annual Report | November 30, 2022

	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019	Year Ended November 30, 2018

Ratio of net investment income to average net assets before fee waiver	1.53%	1.48%	2.61%	1.98%	1.14%
Ratio of net investment income to average net assets after fee waiver	1.53%	1.48%	2.61%	1.98%	1.14%
Portfolio turnover rate	4.85%	26.70%	29.95%	25.27%	31.41%
Credit facility borrowings, end of period (000’s)	$25,900	$24,000	$26,200	$54,100	$53,400
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(4)	$4,793	$5,103	$4,413	$3,274	$3,572
Asset coverage ratio of senior notes and credit facility borrowings(4)	479%	510%	441%	327%	357%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2021, 2020, 2019, and 2018 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(4)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the preiod divided by credit facility borrowings outstanding at the end of the year.

See accompanying Notes to Financial Statements.

Tortoise	41

TEAF Financial Highlights

	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Period From March 29, 2019(1) through November 30, 2019

Per Common Share Data(2)
Net Asset Value, beginning of period	$17.15	$15.85	$17.60	$20.00
Income (loss) from Investment Operations
Net investment income	0.44	0.54	0.51	0.31
Net realized and unrealized gain (loss)	(0.17)	1.66	(1.16)	(1.95)
Total income (loss) from investment operations	0.27	2.20	(0.65)	(1.64)
Distributions to Common Stockholders
From net investment income	(0.46)	(0.64)	(0.46)	(0.34)
From return of capital	(0.59)	(0.26)	(0.64)	(0.42)
Total distributions to common stockholders	(1.05)	(0.90)	(1.10)	(0.76)
Net Asset Value, end of period	$16.37	$17.15	$15.85	$17.60
Per common share market value, end of period	$13.85	$14.64	$13.04	$15.60
Total investment return based on market value(3)(4)	1.74%	19.50%	(8.66)%	(18.45)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$220,798	$231,382	$213,825	$237,461
Average net assets (000’s)	$225,912	$228,533	$210,055	$252,217
Ratio of Expenses to Average Net Assets(5)
Advisory fees	1.51%	1.53%	1.55%	1.51%
Other operating expenses	0.38	0.33	0.37	0.81
Total operating expenses, before fee waiver	1.89	1.86	1.92	2.32
Fee waiver	—	—	(0.10)	(0.28)
Total operating expenses	1.89	1.86	1.82	2.04
Leverage expenses	0.31	0.13	0.23	0.36
Income tax expense (benefit)(6)	(0.03)	(0.03)	0.28	(0.24)
Total expenses	2.17%	1.96%	2.33%	2.16%

See accompanying Notes to Financial Statements.

42	Tortoise

2022 Annual Report | November 30, 2022

	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Period From March 29, 2019(1) through November 30, 2019

Ratio of net investment income to average net assets before fee waiver(5)	2.62%	3.20%	3.16%	2.15%
Ratio of net investment income to average net assets after fee waiver(5)	2.62%	3.20%	3.26%	2.43%
Portfolio turnover rate	18.08%	68.31%	73.22%	50.44%
Credit facility borrowings, end of period (000’s)	$29,500	$21,600	$31,100	$32,000
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(7)	$8,490	$11,712	$7,875	$8,421
Asset coverage ratio of senior notes and credit facility borrowings(7)	849%	1,171%	788%	842%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	Not annualized for period less than one year.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TEAF’s dividend reinvestment plan.
(5)	Annualized for period less than one year.
(6)	For the year ended November 30, 2022 TEAF accrued $57,377 for net deferred income tax benefit. For the year ended November 31, 2021, TEAF accrued $67,015 for net deferred income tax expense. For the year ended November 30, 2020, TEAF accrued $594,668 for net deferred income tax expense. For the period ended November 30, 2019, TEAF accrued $418,970 for net deferred income tax benefit.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by margin facility borrowings at the end of the period divided by margin facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise	43

Notes to Financial Statements
November 30, 2022

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), and Ecofin Sustainable and Social Impact Term Fund (“TEAF”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds”, and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of TTP, NDP and TEAF has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation

In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity. Unobservable inputs reflect the Funds’ own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs are developed based on the best information available in the circumstances, which might include the Fund’s own data. The Fund’s own data are adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Options (including options on futures contracts) and futures contracts are valued using readily available market quotations. Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If there are no sales reported on any exchange, exchange-traded options shall be valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. Exchange-traded domestic futures contracts are valued at the last reported sale price on the Chicago Mercantile Exchange. Exchange-traded foreign futures contracts are valued at the last reported sale price on the primary foreign exchange on which they principally trade. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

44	Tortoise

2022 Annual Report | November 30, 2022

Notes to Financial Statements (continued)

The Funds generally value debt securities at evaluated prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates fair value. The securities are categorized as level 2 in the fair value hierarchy.

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of November 30, 2022. These assets and liabilities are measured on a recurring basis.

TTP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$72,093,834	$—	$—	$72,093,834
Master Limited Partnerships(a)	21,154,055	—	—	21,154,055
Short-Term Investment(b)	294,645	—	—	294,645
Total Assets	$93,542,534	$—	$—	$93,542,534

NDP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$59,737,728	$—	$—	$59,737,728
Master Limited Partnerships(a)	10,470,818	—	—	10,470,818
Short-Term Investment(b)	556,213	—	—	556,213
Total Assets	$70,764,759	$—	$—	$70,764,759

TPZ:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$56,056,753	$—	$56,056,753
Common Stock(a)	37,043,413	—	—	37,043,413
Master Limited Partnerships(a)	30,043,495	—	—	30,043,495
Short-Term Investment(b)	306,099	—	—	306,099
Total Assets	$67,393,007	$56,056,753	$—	$123,449,760

Tortoise	45

Notes to Financial Statements (continued)

TEAF:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$111,544,564	$2,523,466	$—	$114,068,030
Private Investments(a)	—	—	45,276,563	45,276,563
Corporate Bonds(a)	—	38,303,899	—	38,303,899
Master Limited Partnerships(a)	24,107,436	—	—	24,107,436
Construction Notes(a)	—	—	11,143,672	11,143,672
Municipal Bonds(a)	—	10,452,880	—	10,452,880
Preferred Stock(a)	—	—	4,582,050	4,582,050
Bank Loan(a)	—	522,880	—	522,880
Special Purpose Acquisition Company Warrant(a)	—	110,304	—	110,304
Short-Term Investment(b)	410,139	—	—	410,139
Total Assets	$136,062,139	$51,913,429	$61,002,285	$248,977,853

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The following tables present each Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the year ended November 30, 2022:

Preferred Stock	TTP	NDP	TPZ	TEAF
Balance — beginning of period	$706,682	$—	$616,324	$10,484,287
Purchases	—	—	—	—
Return of capital	—	—	—	—
Sales	(636,334)	—	(554,971)	(4,932,802)
Total realized gain/(loss)	82,408	—	71,871	638,817
Change in unrealized gain/(loss)	(152,756)	—	(133,224)	(1,608,252)
Balance — end of period	$—	$—	$—	$4,582,050

Private Investments	TTP	NDP	TPZ	TEAF
Balance — beginning of period	$—	$—	$—	$45,931,077
Purchases	—	—	—	550,259
Return of capital	—	—	—	(2,445,231)
Sales	—	—	—	—
Total realized gain/(loss)	—	—	—	—
Change in unrealized gain/(loss)	—	—	—	1,240,458
Balance — end of period	$—	$—	$—	$45,276,563

Construction Notes	TTP	NDP	TPZ	TEAF
Balance — beginning of period	$—	$—	$—	$3,583,008
Purchases	—	—	—	7,268,888
Return of capital	—	—	—	—
Sales	—	—	—	—
Total realized gain/(loss)	—	—	—	—
Change in unrealized gain/(loss)	—	—	—	291,776
Balance — end of period	$—	$—	$—	$11,143,672

	TTP	NDP	TPZ	TEAF
Change in unrealized gain/loss on investments still held at November 30, 2022	$—	$—	$—	$1,108,134

46	Tortoise

2022 Annual Report | November 30, 2022

Notes to Financial Statements (continued)

TEAF owns units of preferred stock of Enterprise Products Partners L.P. (“EPD Pfd”) that were issued in a transaction that closed on September 30, 2020. The preferred stock carries a conversion option into common stock after the 5th anniversary of the Closing Date (September 30, 2025) with a conversion rate determined as the quotient equal to 100% of the Stated Series A Liquidation Preference plus accrued and unpaid distributions up to the applicable conversion date, divided by a 7.50% discount to the prior 5-Day VWAP of EPD’s common unit price. The issuer has an option to force conversion before the 2nd anniversary at 110%, after the 2nd anniversary and prior to the 4th anniversary at 107%, thereafter, prior to the 5th anniversary at 103%, thereafter, prior to the 6th anniversary at 101% and any time on or after the 6th anniversary at par. A discounted cash flow model prepared by an independent third party is being used to determine fair value of the EPD Pfd security. Unobservable inputs used to determine the discount rate include a debt discount rate that generally reflects the credit worthiness of the company. An increase (decrease) in the debt discount rate would lead to a corresponding decrease (increase) in fair value of the preferred stock.

TEAF owns units of Mexico Pacific Limited LLC (“MPL”), which was issued in a private transaction that closed on October 23, 2019. As of November 30, 2022, the investment in MPL was valued at the most recent transaction price, which was a capital raise that closed on September 30, 2021, as the company is still in development with no day to day operations.

TEAF owns a construction note in Saturn Solar Bermuda 1, Ltd (“Saturn”). Under the terms of the note, Saturn pays interest monthly at an annual rate of 10%. A discounted cash flows model is being utilized to determine fair value of the construction note. Unobservable inputs used to determine the discount rate include a risk spread based on similar projects and an illiquidity spread due to the note being issued in the private market. An increase (decrease) in the risk spread or illiquidity spread would lead to a corresponding decrease (increase) in fair value of the note.

TEAF owns a note in EF WWW Holdings, LLC, for debt funding of World Water Works Holdings, Inc. Under the terms of the note, EF WWW Holdings pays interest monthly at an annual rate of 10.50%. A discounted cash flows model is being utilized to determine fair value of the construction note. Unobservable inputs used to determine the discount rate include a risk spread based on similar projects and an illiquidity spread due to the note being issued in the private market. An increase (decrease) in the risk spread or illiquidity spread would lead to a corresponding decrease (increase) in fair value of the note.

TEAF wholly-owns private investments in Renewable Holdco, LLC, Renewable Holdco I, LLC, and Renewable Holdco II, LLC. Discounted cash flow models are being utilized to determine the fair value of these holdings. Unobservable inputs used within the discounted cash flow models include weighted average cost of capital. An increase (decrease) in the weighted average cost of capital would lead to a corresponding decrease (increase) in the fair value of the private investment.

The following tables summarize the fair value and significant unobservable inputs that each Fund used to value its portfolio investments categorized as Level 3 as of November 30, 2022:

Assets at Fair Value	TTP	NDP	TPZ	TEAF
Construction Notes	$—	$—	$—	$11,143,672
Preferred Stock	$—	$—	$—	$4,582,050
Private Investments	$—	$—	$—	$45,276,563

Assets at Fair Value	Valuation Technique	Unobservable Inputs	Input
Preferred Stock (EPD Pfd)	Lattice model	Debt discount rate	7.31%
Private Investment (Mexico Pacific Limited)	Recent transaction	Purchase price	$21.94
Private Investment (Renewable Holdco, LLC)	Recent transaction	Purchase price	$6,528,311
Private Investment (Renewable Holdco I, LLC)	Discounted cash flow model	Contracted weighted average cost of capital	7.25%
Private Investment (Renewable Holdco I, LLC)	Discounted cash flow model	Post-contracted weighted average cost of capital	8.75%
Private Investment (Renewable Holdco II, LLC)	Discounted cash flow model	Contracted weighted average cost of capital	6.25%
Private Investment (Renewable Holdco II, LLC)	Discounted cash flow model	Post-contracted weighted average cost of capital	7.75%
Saturn Bermuda Note	Discounted cash flow model	Risk spread	1.7500%
Saturn Bermuda Note	Discounted cash flow model	Illiquidity spread	1.7255%
EF WWW Holdings Note	Discounted cash flow model	Risk spread	3.0000%
EF WWW Holdings Note	Discounted cash flow model	Illiquidity spread	2.6482%

C. Securities Transactions and Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Discounts and premiums on fixed income securities are amortized or accreted over the life of the respective securities using the effective interest method. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year-end of the Funds.

Tortoise	47

Notes to Financial Statements (continued)

Subsequent to November 30, 2021, the Funds reallocated the amount of return of capital recognized for the period from December 1, 2020 through November 30, 2021 based on the 2021 tax reporting information received. The impact of this reclass is as follows:

	Estimated Return of Capital %	Revised Return of Capital %	Increase/(Decrease) in Return of Capital
TTP	62%	60%	$(158,047)
NDP	33%	33%	$3,819
TPZ	90%	88%	$(66,625)
TEAF	68%	68%	$39,717

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

D. Foreign Currency Translation

For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

E. Federal and State Income Taxation

TTP, NDP, TPZ and TEAF each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, TTP, NDP, TPZ and TEAF generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. However, TEAF’s taxable subsidiary, created to hold certain investments is generally subject to federal and state income taxes on its income. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of November 30, 2022, the Funds had no uncertain tax positions, and no penalties or interest was accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. The tax years ended on the following dates remain open to examination by federal and state tax authorities:

TTP, NDP, TPZ and TEAF — November 30, 2019 through 2022

F. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, TTP, NDP, TPZ and TEAF each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TTP, NDP, TPZ and TEAF each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

For tax purposes, distributions to stockholders for the year ended November 30, 2022 were characterized as follows:

	TTP		NDP	TPZ	TEAF
	Common	Preferred	Common	Common	Common
Qualified dividend income	21%	100%	40%	12%	32%
Ordinary dividend income	—	—	—	13%	12%
Return of capital	79%	0%	60%	75%	56%
Long-term capital gain	—	—	—	—	—

*	For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

48	Tortoise

2022 Annual Report | November 30, 2022

Notes to Financial Statements (continued)

G. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are deferred and amortized over the period the debt or MRP Stock is outstanding.

There were no offering or debt issuance costs recorded during the period December 1, 2021 through November 30, 2022 for TTP, NDP, TPZ or TEAF.

H. Derivative Financial Instruments

The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TTP, NDP and TEAF may seek to provide current income from gains earned through an option strategy that normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

TEAF may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. TEAF uses forward currency contracts to manage exposure to changes in exchange rates. On a daily basis, TEAF’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the Statements of Assets & Liabilities. Realized gains or losses are recorded at the time the forward currency contracts are closed. TEAF did not enter into any forward currency contracts during the year ended November 30, 2022.

I. Indemnifications

Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

J. Cash and Cash Equivalents

Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and money market fund accounts.

K. Recent Accounting and Regulatory Updates

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04 Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Interbank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The original guidance and the scope clarification become effective upon issuance in March 2020 and January 2021, respectively. However, the guidance in ASC 848 is temporary in nature and generally cannot be applied to contract modifications that occur after December 31, 2024 or hedging relationships entered into or evaluated after that date. Management is evaluating the underlying securities referencing LIBOR or another reference rate that is expected to be discontinued as a reference rate over the period of time the ASU is effective.

In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposed limits on the amount of derivatives a Fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Funds were required to comply with Rule 18f-4 by August 19, 2022.

Tortoise	49

Notes to Financial Statements (continued)

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds were required to comply with the rules by September 8, 2022.

The FASB issued final guidance (ASU No. 2022-08) to clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered when measuring fair value. Recognizing a contractual restriction on the sale of an equity security as a separate unit of account is not permitted. The guidance applies to all entities that have investments in equity securities measured at fair value that are subject to contractual sale restrictions. Entities that hold equity securities subject to contractual sale restrictions are required to make additional disclosures. The guidance will be applied prospectively, with special transition provisions for entities that qualify as investment companies under ASC 946. For public business entities, the guidance is effective for fiscal years beginning after 15 December 2023, and interim periods within those fiscal years. Management is currently assessing the potential impact of the new guidance on the Funds’ financial statements.

3. Risks and Uncertainties

TTP, NDP and TPZ concentrate their investments in the energy sector. TEAF concentrates its investments in issuers operating in essential asset sectors. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

The World Health Organization declared the COVID-19 outbreak to be a pandemic in March 2020, and has had a significant impact on global and local economic activities. COVID-19 continues to present material uncertainty and risk with respect to the performance and financial results of our portfolio companies.

In February 2022, a number of countries (including the US, UK and EU) imposed sanctions against certain entities and individuals in Russia as a result of the official recognition of the Donetsk People Republic and Lugansk People Republic by the Russian Federation. Announcements of potential additional sanctions have been made following military operations initiated by Russia against the Ukraine on February 24, 2022. Political and military events, including in North Korea, Venezuela, Russia, Ukraine, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, may cause market disruptions. The situation, together with growing turmoil from fluctuations in commodity prices and foreign exchange rates, and the potential to adversely impact global economies, has driven a sharp increase in volatility across markets. The Advisor continues to monitor the evolving situation and its impact on the financial position of the funds.

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Average monthly Managed Assets is the sum of the daily Managed Assets for the month divided by the number of days in the month. Accrued liabilities are expenses incurred in the normal course of each Fund’s operations. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of November 30, 2022 are as follows:

TTP — 1.10%.
NDP — 1.10%.
TPZ — 0.95%.
TEAF — 1.35%.

On August 9, 2021, the Adviser voluntarily agreed to reimburse TTP and NDP for their Operating Expenses in order to ensure that Operating Expenses do not exceed 1.35% of average daily managed assets, effective September 1, 2021. In its sole discretion and at any time, the Adviser may elect to extend, terminate or modify the temporary expense reimbursement upon written notice.

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

50	Tortoise

2022 Annual Report | November 30, 2022

Notes to Financial Statements (continued)

5. Income Taxes

It is the intention of TTP, NDP, TPZ and TEAF to qualify as RICs under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. However, TEAF’s taxable subsidiary created to make and hold certain investments is generally subject to federal and state income taxes on its income.

As of November 30, 2022, TEAF consolidated the balance of a deferred tax benefit of $57,377 related to the investment activities of its taxable subsidiary. Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate totaling 24.93%.

At November 30, 2022, a valuation allowance on deferred tax assets was not deemed necessary because TEAF believes it is more likely than not that its able to realize its deferred tax assets through future taxable income. Any adjustments to TEAF’s estimates of future taxable income will be made in the period such determination is made.

Total income tax expense for TEAF’s taxable subsidiary differs from the amount computed by applying the federal statutory income tax rate of 21% to net income for the year ended November 30, 2022, as follows:

Application of Statutory Income tax rate	$61,625
State Income taxes, net of federal tax effect	11,523
Permanent differences	8,946
Investment Tax Credits	—
Other	(139,471)
Total income tax benefit	$(57,377)

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions and book/tax differences from underlying investments. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.

	TTP	NDP	TPZ	TEAF
Distributable earnings (loss)	$(148,862)	$(320,957)	$(95,116)	$84,940
Additional paid-in capital	$148,862	$320,957	$95,116	$(84,940)

The tax character of distributions paid to stockholders for the years ending November 30, 2022 and November 30, 2021 was as follows:

Year Ended November 30, 2022	TTP		NDP	TPZ	TEAF
	Common	Preferred	Common	Common	Common
Ordinary income	$1,083,713	$400,770	$1,496,794	$1,907,796	$6,211,270
Return of capital	4,108,112	—	2,291,192	5,693,483	7,954,413
Total distributions	$5,191,825	$400,770	$3,787,986	$7,601,279	$14,165,683

Year Ended November 30, 2021	TTP		NDP	TPZ	TEAF
	Common	Preferred	Common	Common	Common
Ordinary income	$—	$170,534	$86,163	$1,880,757	$8,628,909
Return of capital	2,390,182	230,236	1,058,355	2,356,876	3,513,105
Total distributions	$2,390,182	$400,770	$1,144,518	$4,237,633	$12,142,014

As of November 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

	TTP		NDP	TPZ	TEAF
Unrealized appreciation (depreciation)	$(253,237)		$25,489,963	$4,598,564	$701,157
Capital loss carryforwards	(98,473,130)		(173,921,858)	(13,951,115)	(22,260,156)
Undistributed ordinary income	—		—	—	—
Other temporary differences	(87,261	)(1)	—	(4,005)	(336,878	)(1)
Accumulated earnings (deficit)	$(98,813,628)		$(148,431,895)	$(9,356,556)	$(21,895,877)

(1)	Primarily related to losses deferred under straddle regulations per IRC Sec. 1092 and dividends payable.

Tortoise	51

Notes to Financial Statements (continued)

As of November 30, 2022, TTP, NDP, TPZ and TEAF had short-term capital loss carryforwards of $15,758,673, $69,936,084, $197,196 and $22,260,156 respectively, and TTP, NDP and TPZ had long-term capital loss carryforwards of $82,714,457, $103,985,774 and $13,753,919 respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent future net capital gains are realized, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains.

As of November 30, 2022, NDP and TEAF utilized $4,367,254 and $9,534,626 of capital loss carryforwards in the current year.

In order to meet certain excise tax distribution requirements, TTP, NDP, TPZ and TEAF are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, TTP, NDP, TPZ and TEAF are permitted for tax purposes to defer into their next fiscal year, qualified late year losses. Qualified late year ordinary losses are any net ordinary losses incurred between January 1 and the end of their fiscal year, November 30, 2022. For the taxable year ended November 30, 2022, TTP, NDP, TPZ and TEAF do not plan to defer any losses.

As of November 30, 2022, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TTP	NDP	TPZ	TEAF
Tax cost of investments	$71,464,299	$43,146,405	$103,721,674	$245,321,567
Gross unrealized appreciation of investments	$26,899,086	$27,623,446	$25,487,622	$18,550,938
Gross unrealized depreciation of investments	(4,820,851)	(5,092)	(5,759,536)	(14,894,652)
Net unrealized appreciation (depreciation) of investments	$22,078,235	$27,618,354	$19,728,086	$3,656,286

6. Restricted Securities

Certain of the Funds’ investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The following table shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at November 30, 2022.

TPZ:
Investment Security	Investment Type	Principal Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
Antero Midstream Partners LP, 5.750%, 03/01/2027*	Corporate Bond	$3,800,000	04/03/19-09/07/21	$3,890,000	$3,628,931	3.7%
Blue Racer Midstream, LLC, 6.625%, 07/15/2026*	Corporate Bond	$5,900,000	06/14/18-02/01/19	5,936,250	5,737,750	5.8
DT Midstream, Inc., 4.375%, 06/15/2031*	Corporate Bond	$2,000,000	09/03/21-09/07/21	2,085,000	1,720,000	1.8
Hess Corporation, 5.625%, 02/15/2026*	Corporate Bond	$4,160,000	07/19/18-08/02/18	4,196,600	4,089,238	4.2
New Fortress Energy, Inc., 6.500%, 09/30/2026*	Corporate Bond	$5,000,000	03/26/21-10/07/21	4,999,844	4,832,275	4.9
NGPL Pipe Co, 3.250%, 07/15/2031*	Corporate Bond	$1,500,000	11/09/21	1,551,015	1,222,426	1.2
Rockies Express Pipeline LLC, 4.950%, 07/15/2029*	Corporate Bond	$3,000,000	04/04/19	3,002,670	2,697,639	2.8
Tallgrass Energy LP, 5.500%, 01/15/2028*	Corporate Bond	$3,250,000	09/24/18-02/04/19	3,261,250	2,949,375	3.0
				$28,922,629	$26,877,634	27.4%

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2022 Annual Report | November 30, 2022

Notes to Financial Statements (continued)

TEAF:
Investment Security	Investment Type	Principal Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
315/333 West Dawson Associates, 11.000%, 01/31/26*	Corporate Bond	$3,770,000	03/30/21	$3,590,476	$3,549,549	1.6%
Contour Propco, 11.000%, 10/01/25	Corporate Bond	$5,715,000	09/30/21	5,715,000	5,588,036	2.5
Dove Mountain Residences, LLC 11.000%, 02/01/2026*	Corporate Bond	$1,050,000	12/02/21	1,050,000	1,025,360	0.5
Dove Mountain Residences, LLC 16.000%, 02/01/2026*	Corporate Bond	$866,272	12/02/21-08/01/22	886,272	866,499	0.4
Drumlin Reserve Property LLC, 16.000%, 10/02/2025*	Corporate Bond	$1,412,880	09/30/20-08/04/22	1,412,880	1,389,642	0.6
Drumlin Reserve Property LLC, 10.000%, 10/02/2025*	Corporate Bond	$1,705,311	09/30/20	1,705,311	1,674,220	0.8
JW Living Smithville Urban Ren Sub Global 144A 27 11.750%, 06/01/2027	Corporate Bond	$3,890,000	05/24/22	3,890,000	3,861,303	1.8
Dynamic BC Holdings LLC, 13.500%, 04/01/28*	Corporate Bond	$8,110,000	04/14/21	8,110,000	7,842,727	3.5
Realco Perry Hall MD LLC/OPCO, 10.000%, 10/01/2024*	Corporate Bond	$2,227,000	09/30/19	2,280,000	2,064,024	0.9
Enterprise Products Partners LP, 7.250%	Preferred Stock	5,000	09/30/20	6,986,282	4,582,050	2.1
Mexico Pacific Limited LLC (MPL) Series A	Private Investment	99,451	10/23/19-08/26/21	2,028,201	2,182,353	1.0
Renewable Holdco, LLC	Private Investment	N/A	07/25/19-12/22/21	6,040,180	6,528,311	2.9
Renewable Holdco I, LLC	Private Investment	N/A	09/09/19	22,760,876	23,777,381	10.8
Renewable Holdco II, LLC	Private Investment	N/A	10/15/19-12/22/21	12,719,981	12,788,518	5.8
Saturn Solar Bermuda 1 Ltd., 8.000%, 06/30/2023	Construction Note	$3,510,000	05/24/19-07/03/19	3,778,904	3,656,718	1.7
EF WWW Holdings, LLC, 10.500%, 09/30/2026	Construction Note	$7,268,888	12/06/2021	7,268,888	7,486,954	3.4
				$90,223,251	$88,863,645	40.3%

*	Security is eligible for resale under Rule 144A under the 1933 Act.

7. Affiliated Company Transactions

A summary of the transactions in affiliated companies during the year ended November 30, 2022 is as follows:

TEAF:
Investment Security	11/30/21 Share Balance	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Distributions Received	11/30/22 Share Balance	11/30/22 Value	Net Change in Unrealized Appreciation (Depreciation)
Renewable Holdco, LLC	N/A	$550,259	$—	$—	$—	N/A	$6,528,311	$641,280
Renewable Holdco I, LLC	N/A	$—	$—	$—	$600,000	N/A	$23,777,381	$705,604
Renewable Holdco II, LLC	N/A	$—	$—	$—	$800,000	N/A	$12,788,518	$(106,426)
Total	N/A	$550,259	$—	$—	$1,400,000	N/A	$43,094,210	$1,240,458

8. Investment Transactions

For the year ended November 30, 2022, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TTP	NDP	TPZ	TEAF
Purchases	$7,494,629	$8,788,611	$6,061,898	$47,097,799
Sales	$11,180,045	$12,998,213	$9,661,651	$45,827,713

Tortoise	53

Notes to Financial Statements (continued)

9. Senior Notes

TTP has issued private senior notes (the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for the Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2022, TTP was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of the Fund’s outstanding Notes, including estimated fair value, as of November 30, 2022 are included below. The estimated fair value of fixed-rate Notes are calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair value in the following table is a Level 2 valuation within the fair value hierarchy.

Series	Maturity Date	Interest Rate	Payment Frequency	Notional Amount	Estimated Fair Value
Series H	December 13, 2024	3.97%	Semi-Annual	$3,942,857	$3,913,329

10. Mandatory Redeemable Preferred Stock

TTP has issued and outstanding MRP Stock at November 30, 2022. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Fund’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the 1940 Act, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if the Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At November 30, 2022, TTP was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Details of the Fund’s outstanding MRP Stock, including estimated fair value, as of November 30, 2022 are included below. The estimated fair value of TTP’s MRP Stock was calculated for disclosure purposes by discounting future cash flows at a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair value of TTP’s MRP Stock is a Level 2 valuation within the fair value hierarchy.

TTP has 10,000,000 shares of preferred stock authorized and 244,000 shares of MRP Stock outstanding at November 30, 2022. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The TTP MRP Stock is not listed on any exchange or automated quotation system.

Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Aggregate Liquidation Preference	Estimated Fair Value
Series B	December 13, 2024	6.57%	244,000	$ 6,100,000	$6,258,635

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

54	Tortoise

2022 Annual Report | November 30, 2022

Notes to Financial Statements (continued)

11. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the year ended November 30, 2022 as well as the principal balance and interest rate in effect at November 30, 2022 for each of the Funds’ credit facilities:

	TTP	NDP	TPZ	TEAF
Lending syndicate agent	The Bank of Nova Scotia	The Bank of Nova Scotia	The Bank of Nova Scotia	The Bank of Nova Scotia
Type of facility	Unsecured, revolving credit facility	Secured, revolving credit facility	Secured, revolving credit facility	Margin loan facility

Borrowing capacity	$15,000,000	$12,000,000	$30,000,000	$45,000,000
Maturity date	December 28, 2022	December 28, 2022	December 28, 2022	179-day rolling evergreen
Interest rate	1-month LIBOR plus 1.125%	1-month LIBOR plus 1.10%	1-month LIBOR plus 1.10%	1-month LIBOR plus 0.80%
Non-usage fee	0.15%-0.30%(1)	0.15%-0.25%(2)	0.15%-0.25%(3)	0.20%(5)

For the year ended November 30, 2022:
Average principal balance	$10,100,000	$3,200,000	$25,200,000	$27,000,000
Average interest rate	2.68%	2.65%	3.34%	2.35%

As of November 30, 2022:
Principal balance outstanding	$9,800,000	$3,700,000	$25,900,000(4)	$29,500,000
Interest rate	5.27%	5.24%	5.24%	4.94%

(1)	Non-use fee is 0.00% when the amount outstanding is at least $13,500,000, and 0.15% when the amount outstanding is less than $13,500,000 and greater than or equal to $10,500,000, and 0.20% when the amount outstanding is less than $10,500,000 and greater than or equal to $7,500,000, and 0.30% when the amount outstanding is less than $7,500,000
(2)	Non-use fees are 0.15% when amount outstanding is at least $9,000,000, but 0.25% when the amount outstanding is below $9,000,000.
(3)	Non-use fee is 0.15% when the amount outstanding is at least $22,500,000 and 0.25% when the amount outstanding is below $22,500,000.
(4)	TPZ’s credit facility allows for interest rates to be fixed on all or a portion of the outstanding balance. Amounts reflect activity on the credit facility for the year ended November 30, 2022 and include $9,000,000 of the outstanding principal balance that has a fixed rate of 3.33% through June 30, 2023 and $15,000,000 of the outstanding principal balance that has a fixed rate of 3.34% through June 30, 2024.
(5)	Non-use fees are waived when amount outstanding is at least $31,500,000.

Under the terms of the credit and margin facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2022, each Fund was in compliance with facility terms.

12. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Tortoise	55

Notes to Financial Statements (continued)

Forward Currency Contracts

TEAF may invest in derivative instruments for hedging or risk management purposes, and for short-term purposes such as maintaining market exposure pending investment of the proceeds of an offering or transitioning its portfolio between different asset classes. The Fund’s use of derivatives could enhance or decrease the cash available to the Fund for payment of distributions or interest, as the case may be. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as forward currency transactions, futures contracts and options thereon and total return swaps), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels, interest rates and foreign currency exchange rates and imperfect correlations between the Fund’s securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any OTC derivatives contracts the Fund enters into. As of November 30, 2022, TEAF did not enter into any forward currency contracts.

Written Call Options

Transactions in written option contracts for TEAF for the year ended November 30, 2022 are as follows:

	TEAF
	Number of Contracts	Premium
Options outstanding at November 30, 2021	3,079	$51,214
Options written	11,822	250,060
Options closed*	(2,430)	(48,232)
Options exercised	(382)	(30,501)
Options expired	(12,089)	(222,541)
Options outstanding at November 30, 2022	—	$—

*	The aggregate cost of closing written option contracts for TEAF was $95,088, resulting in net realized loss of $46,856.

There were no written option contracts in TTP and NDP during the year ended November 30, 2022. As of November 30, 2022, TEAF held no written option contracts

The following table presents the effect of derivatives on the Statements of Operations for the year ended November 30, 2022:

Derivatives not accounted for as hedging instruments under ASC 815	Location of Gains (Losses) on Derivatives	Net Realized Gain (Loss) on Derivatives	Net Unrealized Appreciation (Depreciation) of Derivatives
TEAF: Written equity call options	Options	$175,685	$(9,464)

13. Basis For Consolidation

As of November 30, 2022, TEAF has committed $63,444,315 to TEAF Solar Holdco, LLC, a wholly-owned investment of TEAF. TEAF Solar Holdco, LLC wholly owns each of Renewable Holdco, LLC and Renewable Holdco I, LLC, which owns and operates renewable energy assets. TEAF Solar Holdco, LLC owns a majority partnership interest in Renewable Holdco II, LLC. Renewable Holdco, LLC and Renewable Holdco II, LLC’s acquisition of the commercial and industrial solar portfolio is ongoing. Renewable Holdco I, LLC acquired the commercial and industrial solar portfolio in September 2019.

As of November 30, 2022, TEAF has provided $3,770,670 to TEAF Solar Holdco I, LLC, a wholly-owned investment of TEAF. TEAF Solar Holdco I, LLC has committed to $6,667,100 of debt funding to Saturn Solar Bermuda 1, Ltd. through a construction note. Under the terms of the note Tortoise Solar Holdco I, LLC receives cash payments monthly at an annual rate of 10%. As of November 30, 2022, $3,510,000 of the construction note had been funded, and $3,157,100 unfunded.

As of November 30, 2022, TEAF has provided $7,268,888 to EF WWW Holdings, LLC., a partially-owned investment of TEAF. EF WWW Holdings, LLC has committed to $15,000,000 of debt funding to World Water Works, Inc. through a senior secured convertible note. Of the committed debt funding,$12,668,888 has been drawn to date, with an unused balance of $2,331,112. Under the terms of the note TEAF receives cash payments monthly at an annual rate of 10.50%.

TEAF’s consolidated schedule of investments includes the portfolio holdings of the Fund and its subsidiaries, TEAF Solar Holdco, LLC and TEAF Solar Holdco I, LLC. All inter-company transactions and balances have been eliminated.

56	Tortoise

2022 Annual Report | November 30, 2022

Notes to Financial Statements (continued)

14. Fund Shares

Tender Offer

During the fiscal year ended November 30, 2022, Tortoise and the closed-end fund Board authorized conditional tender offers for TTP, NDP, and TPZ, pursuant to which the Funds would offer to purchase up to 5% of the Fund’s outstanding shares of common stock for cash at a price equal to 98% of net asset value (NAV), as determined on expiration date of the tender offer, if its shares traded at an average discount to NAV of more than 10% during the designated measurement periods. The first measurement period for 2022 ended on July 31, 2022 and it was determined that a tender offer would be executed in each fund. The second conditional tender offer measurement period is from August 1, 2022 through July 31, 2023 with a 10% discount threshold and repurchase price of 98% of NAV at expiration.

The tender offer amounts for the 2022 measurement period are as shown below.

Fund	Tender Offer Amount
TTP	Up to 5% or 111,388 of its outstanding common shares
NDP	Up to 5% or 92,299 of its outstanding common shares
TPZ	Up to 5% or 326,324 of its outstanding common shares

On November 7, 2022, Tortoise announced the final results of the cash tender offer, which commenced on October 3, 2022 and expired on November 1, 2022. Final results of the tender offer(s) are as shown in the accompanying table.

Fund	Shares Properly Tendered	Shares Purchased	Pro-Ration Factor*	Purchase Price**	Outstanding Shares After Giving Effect to Tender Offer
TTP	1,054,174	111,388	0.1058825	$32.91	2,116,385
NDP	1,030,052	92,299	0.0898095	$38.72	1,753,698
TPZ	3,138,234	326,324	0.1040280	$15.24	6,200,175

*	The number of shares to be purchased divided by the number of shares properly tendered. The factor is subject to rounding adjustment to avoid the purchase of fractional shares.
**	Equal to 98% of the relevant Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange (NYSE) on November 1, 2022 (the date the Tender Offer expired).

15. Subsequent Events

TTP:

On December 28, 2022, TTP amended its credit facility. The amendment extended the termination date of the agreement to December 27, 2023.

TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

NDP:

On December 28, 2022, NDP amended its credit facility. The amendment extended the termination date of the agreement to December 27, 2023.

NDP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TPZ:

On December 28, 2022, TPZ amended its credit facility. The amendment extended the termination date of the agreement to December 27, 2023.

On December 30, 2022, TPZ paid a distribution in the amount of $0.105 per common share, for a total of $651,018. Of this total the dividend reinvestment amounted to $4,542.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TEAF:

On December 30, 2022, TEAF paid a distribution in the amount of $0.09 per common share, for a total of $1,214,201. Of this total the dividend reinvestment amounted to $22,814.

TEAF has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

Tortoise	57

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.
Ecofin Sustainable and Social Impact Term Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Ecofin Sustainable and Social Impact Term Fund, including the consolidated schedule of investments, as of November 30, 2022, and the related consolidated statements of operations, cash flows and changes in net assets, and the consolidated financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “consolidated financial statements”). We have also audited the accompanying statements of assets and liabilities of Tortoise Pipeline & Energy Fund, Inc., Tortoise Energy Independence Fund, Inc., and Tortoise Power and Energy Infrastructure Fund, Inc. (collectively, together with Ecofin Sustainable and Social Impact Term Fund, referred to as the “Funds”), including the schedules of investments, as of November 30, 2022, and the related statements of operations, cash flows, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively, together with the consolidated financial statements, referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position, or the consolidated financial position, of each of the Funds at November 30, 2022, and the results, or the consolidated results, of their operations, cash flows, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Funds	Statements of operations and cash flows	Statements of changes in net assets	Financial highlights
Tortoise Pipeline & Energy Fund, Inc. Tortoise Energy Independence Fund, Inc. Tortoise Power and Energy Infrastructure Fund, Inc.	For the year ended November 30, 2022	For each of the two years in the period ended November 30, 2022	For each of the five years in the period ended November 30, 2022
Ecofin Sustainable and Social Impact Term Fund	For the year ended November 30, 2022	For each of the two years in the period ended November 30, 2022	For each of three years in the period ended November 30, 2022 and the period from March 29, 2019 (commencement of operations) to November 30, 2019

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodians, brokers and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Tortoise investment companies since 2004.

Minneapolis, Minnesota
February 7, 2023

58	Tortoise

2022 Annual Report | November 30, 2022

Company Officers and Directors (unaudited)
November 30, 2022

Name and Age(1)	Position(s) Held With Company, Term of Office and Length of Time Served(2)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(3)	Other Public Company Directorships Held
Independent Directors
Conrad S. Ciccotello (Born 1960)	Class II Director of NDP since 2012 and of TPZ since 2007; Class III Director of TTP since 2011; Class I Director of TEAF since 2019.	Professor and Director, Reiman School of Finance, University of Denver (faculty member since 2017); Senior Consultant to the finance practice of Charles River Associates, which provides economic, financial, and management consulting services (since May 2020); Associate Professor and Chairman of the Department of Risk Management and Insurance, Director of the Asset and Wealth Management Program, Robinson College of Business, Georgia State University (faculty member from 1999-2017); Investment Consultant to the University System of Georgia for its defined contribution retirement plan (2008-2017); Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	7	CorEnergy Infrastructure Trust, Inc.; Peachtree Alternative Strategies Fund
Rand C. Berney (Born 1955)	Class I Director of TTP since 2014; Class III Director of each of NDP and TPZ since 2014; Class II Director of TEAF since 2019.	Formerly Executive-in-Residence, College of Business Administration, Kansas State University from 2012-2022; Formerly Senior Vice President of Corporate Shared Services of ConocoPhillips from April 2009 to 2012, Vice President and Controller of ConocoPhillips from 2002 to April 2009, and Vice President and Controller of Phillips Petroleum Company from 1997 to 2002; Member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants.	6	None
Jennifer Paquette (Born 1962)	Class I Director of TTP since 2018; Class III Director of each of NDP and TPZ since 2018; Class II Director of TEAF since 2019.	Retired in 2017; Previously Chief Investment Officer of the Public Employees’ Retirement Association of Colorado (“Colorado PERA”) from 2003 to 2017; Held various positions within Colorado PERA from 1999 to 2003 and 1995 to 1996; Formerly Vice-President Institutional Account Executive at Merrill Lynch, Pierce, Fenner & Smith from 1991 to 1994; Vice-President, Portfolio Manager and Analyst at Alliance Capital Management from 1987 to 1991; Portfolio Assistant and Assistant at Mitchell Hutchins Asset Management from 1985 to 1987. Chartered Financial Analyst (“CFA”) charterholder.	6	None
Alexandra Herger (Born 1957)	Class I Director of each of NDP and TPZ since 2015; Class II Director of TTP since 2015; Class III Director of TEAF since 2019.	Retired in 2014; Previously interim vice president of exploration for Marathon Oil in 2014 prior to her retirement; Director of international exploration and new ventures for Marathon Oil from 2008 to 2014; Held various positions with Shell Exploration and Production Co. between 2002 and 2008; Member of the Society of Exploration Geophysicists, the American Association of Petroleum Geologists, the Houston Geological Society and the Southeast Asia Petroleum Exploration Society; Member of the 2010 Leadership Texas/Foundation for Women’s Resources since 2010; Director of Panoro Energy ASA, an international independent oil and gas company listed on the Oslo Stock Exchange; Director of Tethys Oil (Stockholm) and member of PGS (Oslo) nomination committee.	6	None
Interested Directors (4)
H. Kevin Birzer (Born 1959)	Class I Director and Chairman of the Board of NDP since 2012 and of TPZ since 2007; Class II Director and Chairman of the Board of TTP since 2011; Class III Director and Chairman of the Board of TEAF since 2019.	Chief Executive Officer of TortoiseEcofin Investments, LLC; Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002. CFA designation since 1988.	6	None

(1)	The address of each director and officer is 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211.
(2)	Ending year of Director terms by Class are as follows:
	TTP	NDP	TPZ	TEAF
Class I	2024	2025	2025	2023
Class II	2025	2023	2023	2024
Class III	2023	2024	2024	2025
(3)	This number includes Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Midstream Energy Fund, Inc. (“NTG”), TTP, NDP, TPZ and TEAF. For Mr. Ciccotello, this number also includes the Ecofin Tax-Advantaged Social Impact Fund, Inc. (”TSIFX”). The Adviser serves as the investment adviser to TYG, NTG, TTP, NDP, TPZ, TEAF and TSIFX.
(4)	As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

Tortoise	59

Company Officers and Directors (unaudited) (continued)
November 30, 2022

Name and Age(1)	Position(s) Held With Company, Term of Office and Length of Time Served(2)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Officer
Interested Officers(3)
P. Bradley Adams (Born 1960)	Chief Executive Officer of TPZ, TTP and NDP since June 30, 2015; Principal Financial Officer and Treasurer of each of TPZ, TTP and NDP from May 18, 2017 to July 14, 2021; Chief Financial Officer of TPZ from 2011 to June 30, 2015 and of each of TTP and NDP from its inception to June 30, 2015; Chief Executive Officer of TEAF since November 5, 2018, Principal Financial Officer and Treasurer of TEAF from November 5, 2018 to July 14, 2021.	Managing Director of the Adviser since January 2013; Chief Executive Officer of Ecofin Tax-Exempt Private Credit Fund, Inc. (formerly Ecofin Tax-Advantaged Social Impact Fund, Inc. (“TSIFX”)) since February 2018; Principal Financial Officer of TSIFX from February 2018 to May 2021; Chief Executive Officer of each of TYG and NTG since June 30, 2015; Principal Financial Officer and Treasurer of each of TYG and NTG from May 18, 2017 to July 14, 2021.	N/A	None
Brian A. Kessens (Born 1975)	President of TTP and TPZ since June 30, 2015.	Managing Director of the Adviser since January 2015 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019; CFA designation since 2006.	N/A	None
Robert J. Thummel, Jr. (Born 1972)	President of NDP since June 30, 2015.	Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019.	N/A	None
Kate Moore (Born 1987)	President of TEAF since August 9, 2022.	Managing Director and Chief Development Officer of TortoiseEcofin since March 29, 2021; President of TSIFX since April 2021; Director – Head of Product Development of the Adviser from July 2020 to March 2021; Director – Strategic Investment Group of the Adviser from July 2019 to July 2020; Vice President – Strategic Investment Group of the Adviser from June 2018 to July 2019; previously served in various roles at Tradebot Systems, Inc. from July 2009 to June 2018, including most recently as Senior Equity Trader and Director at Tradebot Ventures.	N/A	None
Shobana Gopal (Born 1962)	Vice President of TPZ, TTP and NDP since June 30, 2015, and of TEAF since November 5, 2018.	Managing Director – Tax of the Adviser since July 2021; Director, Tax of the Adviser from January 2013 to July 2021; Tax Analyst of the Adviser from September 2006 through December 2012; Vice President of TYG and NTG since June 30, 2015 and of TSIFX since February 2018.	N/A	None
Courtney Gengler (Born 1986)	Principal Financial Officer and Treasurer of each of TPZ, TTP, NDP and TEAF since July 14, 2021; Vice President of each of TPZ, TTP, NDP and TEAF from June 16, 2020 to July 14, 2021; Assistant Treasurer of each of TPZ, TTP and NDP from May 18, 2017 to July 14, 2021 and of TEAF from its inception to July 14, 2021.	Managing Director – Financial Operations of the Adviser since July 2021; Director – Financial Operations of the Adviser from January 2020 to July 2021; Vice President – Accounting and Financial Reporting from 2017 to 2020; Principal Financial Officer and Treasurer of TSIFX since May 2021 and of TYG and NTG since July 14, 2021; Vice President of each of TYG and NTG from June 16, 2020 to July 14, 2021; Assistant Treasurer of each of TYG and NTG from May 18, 2017 to July 14, 2021. Previously served in various roles at Adknowledge from May 2015 to March 2017 including most recently as Manager of Accounting and Financial Reporting.	N/A	None
Sean Wickliffe (Born 1989)	Vice President and Assistant Treasurer of each of TPZ, TTP, NDP and TEAF since July 14, 2021;	Vice President – Financial Operations of the Adviser since January 2021; Senior Financial Operations Analyst of the Adviser from January 2020 to January 2021; Financial Operations Analyst of the Adviser from December 2016 to January 2020; Junior Financial Operations Analyst of the Adviser from November 2015 to December 2016. Vice President and Assistant Treasurer of TYG and NTG since July 14, 2021.	N/A	None
Diane Bono (Born 1958)	Chief Compliance Officer of each of NTG, TPZ, TTP and NDP and TEAF since its inception; Secretary of TPZ, TTP and NDP since May 2013 and of TEAF since November 5, 2018.	Managing Director of the Adviser since January 2018; Chief Compliance Officer of the Adviser since June 2006; Chief Compliance Officer and Secretary of TSIFX since February 2018; Chief Compliance Officer of TYG since 2006 and of NTG since its inception; Secretary of TYG and NTG since May 2013.	N/A	None

(1)	The address of each director and officer is 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211.
(2)	Officers are elected annually.
(3)	As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

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2022 Annual Report | November 30, 2022

Additional Information (unaudited)

Notice to Shareholders

For stockholders that do not have a November 30, 2022 tax year end, this notice is for information purposes only. For stockholders with a November 30, 2022 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2022, each Fund is designating the following items with regard to distributions paid during the year.

Common Distributions
	Return Of Capital Distributions	Long-Term Capital Gain Distributions(1)	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(2)	Qualifying For Corporate Dividends Rec. Deduction(3)
TTP	79.13%	0.00%	20.87%	100.00%	100.00%	78.79%
NDP	60.49%	0.00%	39.51%	100.00%	100.00%	100.00%
TPZ	74.90%	0.00%	25.10%	100.00%	46.84%	32.31%
TEAF	56.15%	0.00%	43.85%	100.00%	72.95%	18.44%

Preferred Distributions
	Return Of Capital Distributions	Long-Term Capital Gain Distributions(1)	Ordinary Income Distributions	Total Distributions	Qualifying Dividends(2)	Qualifying For Corporate Dividends Rec. Deduction(3)
TTP	0.00%	0.00%	100.00%	100.00%	100.00%	78.79%

(1)	The Fund designates long-term capital gain distributions per IRC Code Sec. 852(b)(3)(C). The long-term capital gain tax rate is variable based on the taxpayer’s taxable income.
(2)	Represents the portion of Ordinary Income Distributions taxable at the capital gain tax rates if the stockholder meets holding period requirements.
(3)	Represents the portion of Ordinary Income Distributions which qualify for the “Corporate Dividends Received Deduction.”

Stockholder Proxy Voting Results

The annual meeting of stockholders for each Fund was held on August 9, 2022. The matters considered at the meeting by each fund, together with the actual vote tabulations relating to such matters are as follows:

1.	For all Companies: To elect two directors of the Fund, to hold office for a term of three years and until their successors are duly elected and qualified.
	TTP	NDP	TPZ	TEAF
Alexandra A. Herger
Affirmative	1,705,168	1,299,977	3,511,069	10,662,615
Withheld	285,307	260,720	1,427,891	693,937
TOTAL	1,990,475	1,560,697	4,938,960	11,356,552

	TTP	NDP	TPZ	TEAF
H. Kevin Birzer*
Affirmative	244,000	1,302,235	3,517,548	10,679,481
Withheld	—	258,462	1,421,412	677,071
TOTAL	244,000	1,560,697	4,938,960	11,356,552

*	For TTP only preferred stockholders are entitled to vote on this director.

Conrad S. Ciccotello continued as a director with a term expiring on the date of the 2023 annual meeting of stockholders and Rand C. Berney and Jennifer Paquette continued as a director with a term expiring on the date of the 2024 annual meeting of stockholders.

2.	For all companies: To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending November 30, 2022.
	TTP	NDP	TPZ	TEAF
Affirmative	1,949,587	1,506,786	4,844,975	11,275,394
Against	6,275	47,258	61,503	62,078
Abstain	34,613	6,653	32,482	19,080
Total	1,990,475	1,560,697	4,938,960	11,356,552

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Additional Information (unaudited) (continued)

3.	For TPZ Only: To consider and vote on the Shareholder Proposal relating to a self-tender offer for all outstanding common shares of TPZ.

	TTP	NDP	TPZ	TEAF
Affirmative	—	—	1,096,493	—
Against	—	—	872,980	—
Abstain	—	—	55,975	—
Broker Non-Vote	—	—	2,913,512	—
Total	—	—	4,938,960	—

Based upon votes required for approval, matters 1 and 2 passed. The non-binding Shareholder Proposal was reviewed and considered at the annual meeting of stockholders on August 9, 2022, but action was declined by the board.

Director and Officer Compensation

The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period from December 1, 2021 through November 30, 2022, the aggregate compensation paid by the Funds to the independent directors was as follows:

TTP	NDP	TPZ	TEAF
$66,000	$66,000	$83,600	$83,600

The Funds did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the 1933 Act and the Securities Exchange Act of 1934, as amended. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the Securities and Exchange Commission (SEC).

Proxy Voting Policies

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2022 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on or through the Adviser’s Web site at www.tortoiseecofin.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-PORT

Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Part F of Form N-PORT. Each Fund’s Form Part F of Form N-PORT are available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Each Fund’s N-PORTs are also available through the Adviser’s Web site at www.tortoiseecofin.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

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Additional Information (unaudited) (continued)

Privacy Policy

In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

Automatic Dividend Reinvestment

Each of TTP, NDP and TPZ have an Automatic Dividend Reinvestment Plan (each, a “Plan”). Each Plan allows participating common stockholders to reinvest distributions, including dividends, capital gains and return of capital in additional shares of the Fund’s common stock.

If a stockholder’s shares are registered directly with the Fund or with a brokerage firm that participates in the Fund’s Plan, all distributions are automatically reinvested for stockholders by the Agent in additional shares of common stock of the Fund (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

If on the distribution payment date the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Fund will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of distributions or optional cash investments. If a participant elects to have the Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A, P.O. Box 30170, College Station, TX 77842-3170. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

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Additional Information (unaudited) (continued)

Approval of the Investment Advisory Agreements for all Funds and the Sub-Advisory Agreement for TEAF

In approving the renewal of the respective Investment Advisory Agreement of each of TPZ, TTP, NDP and TEAF in November 2022, and the investment sub-advisory agreement between the Adviser and Ecofin Advisors Limited (the “Sub-Adviser”) with respect to TEAF (the “TEAF Investment Sub-Advisory Agreement”), the Board followed their established process. As part of this process, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the fund (“Independent Directors”) requested and received extensive data and information from the Adviser concerning the fund and the services provided to it by the Adviser under the Investment Advisory Agreement, including information from independent, third-party sources, regarding the factors considered in their evaluation, and with respect to TEAF, information concerning the services provided by the Sub-Adviser under the TEAF Investment Sub-Advisory Agreement. Before the Independent Directors voted on approval of the Investment Advisory Agreement and the TEAF Investment Sub-Advisory Agreement, the Independent Directors met with independent legal counsel during an executive session and discussed the agreements and related information.

Factors Considered for Each Fund

The Board, including the Independent Directors, considered and evaluated all the information provided by the Adviser. The Board, including the Independent Directors, did not identify any single factor as being all-important or controlling, and individual directors may have attributed different levels of importance to different factors. In deciding to renew the fund’s agreement, the decision of the Board, including the Independent Directors, was based on the following factors.

Nature, Extent and Quality of Services Provided. The Board considered information regarding the history, qualification and background of the Adviser, the Sub-Adviser, and the individuals primarily responsible for the portfolio management of the fund. Additionally, the Board considered the quality and extent of the resources devoted to research and analysis of the fund’s actual and potential investments, including the research and decision-making processes utilized by the Adviser and Sub-Adviser, as well as risk oversight and the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the fund, and meeting regulatory requirements. Further, the Board considered the quality and depth of the Adviser and Sub-Adviser personnel (including the number and caliber of portfolio managers and research analysts involved and the size and experience of the investment, accounting, trading, client service and compliance teams dedicated to the fund), and other Adviser and Sub-Adviser resources, use of affiliates of the Adviser, and the particular expertise with respect to energy companies, MLP markets and financing (including private financing). The Board also considered the Adviser’s efforts to reduce the fund’s market price discount to net asset value, and to manage the use of leverage in the fund.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the fund. The Adviser provides the fund with certain services (in addition to any such services provided to the fund by third parties) and officers and other personnel as are necessary for the operations of the fund. In particular, the Adviser provides the fund with the following administrative services including, among others: (i) preparing disclosure documents, such as periodic stockholder reports and the prospectus and the statement of additional information in connection with public offerings; (ii) communicating with analysts to support secondary market analysis of the fund; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers, including with respect to TEAF, the affiliated Sub-Adviser; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; (ix) the responsible handling of the leverage target; and (x) performing other administrative services for the operation of the fund, such as press releases, fact sheets, quarterly energy calls and podcasts, and educational materials, leverage financing, tax reporting, tax management, fulfilling regulatory filing requirements and investor relations services.

The Board also reviewed information received from the Adviser and the fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and their applicability to the fund, including the fund’s Code of Ethics.

The Board, including the Independent Directors, concluded that the nature of the fund and the specialized expertise of the Adviser in the energy market for each of TTP, NDP and TPZ, and essential asset sectors with respect to TEAF, as well as the nature, extent and quality of services provided by the Adviser, and in addition with respect to TEAF the Sub-Adviser, to the fund, made the Adviser qualified to serve as the adviser, and with respect to TEAF, the Sub-Adviser qualified to serve as the sub-adviser. The Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the fund.

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Additional Information (unaudited) (continued)

Investment Performance of the Fund and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Board reviewed and evaluated information regarding the fund’s performance and the performance of other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on midstream equity for TTP, on the energy companies for NDP, on power and energy infrastructure for TPZ, and on the essential asset sectors with respect to TEAF. The Board considered the fund’s investment performance against peer funds for the following periods: one year, three year, five year, ten year and since inception for each of TTP, NDP and TPZ, for one year, three year and since inception for TEAF, and for each of 2020, 2021 and fiscal year-to-date 2022 for each of TTP, NDP, TPZ and TEAF, as well as against specialized sector (including a custom composite of sector indices (“custom composite”) for TPZ) and more general market indices for the same periods for the fund. The Board also considered senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or sector market indices, as applicable. The Board noted that for the relevant periods, based on NAV: TTP underperformed the median for their peers in all periods. TTP underperformed the specialized sector market indices and the general market index in all periods except the one year period and 2021, and with respect to the generalized market index in the fiscal year-to-date 2022 period where they outperformed these indices, and TTP outperformed the specialized indices for the fiscal year-to-date 2022 period. NDP outperformed its peer for the one year period, 2021 and fiscal year to date 2022 period and underperformed its peer for the three year, 5 year and since inception periods and for 2020. NDP underperformed the specialized sector market indices and the general market index except for the one year period and 2021, and for the general market index the fiscal year-to-date 2022 period, where it outperformed those indices. TPZ performed in line with the median for its peers in 2021 and outperformed the median for its peers in the fiscal year-to-date 2022 period, but underperformed in all other periods. TPZ underperformed the custom composite for all periods except the one year period, 2021 and fiscal year-to-date 2022 period, where it outperformed the composite, and underperformed the general market index in all periods except the one year and fiscal year-to date 2022 periods where it outperformed the index. TEAF performed in line with the median for its peers in the one-year period, outperformed the median of its peers in 2020 and underperformed the median in the three year, since inception, 2021 and fiscal year-to-date 2022 periods. TEAF underperformed the specialized sector market index in all periods except for 2020 and 2021 where it outperformed and performed in line with the index, respectively, and underperformed the general market index in all applicable periods except for the one year and fiscal year-to-date 2022 periods where it outperformed the index. The Board noted that for the relevant periods, based on market price, TTP underperformed the median for their peers, except for the one year period where they outperformed. NDP outperformed its peer for the one year, 2021 and fiscal year-to-date period and underperformed for the remaining periods. TPZ underperformed the median for its peers except for the one year, 2021, and the fiscal year-to-date period, where it outperformed the median of its peers. TEAF underperformed the median for its peers for the three year and since inception periods and for 2021, and outperformed the median for its peers for the one year period, 2020 and the fiscal year to date period. For TPZ, the Board noted the lack of peers and sector market indices with similar strategies to the fund and also took into account the custom composite to better reflect the strategy of the fund. The Adviser believes that performance relative to the applicable custom composite for TPZ is an appropriate performance metric for the fund. The Board also noted that the custom composite for TPZ and the sector market indices are pre-expenses, in contrast to the fund and its peers. The Board also noted differences across the peer universe in distribution and leverage strategies, including the fund’s focus on sustainable distributions and leverage strategy, and took into account that stockholders, in pursuing their investment goals and objectives, may have purchased their shares based upon the reputation and the investment style, long-term philosophy and strategy of the Adviser. The Board also considered discussions with the Adviser regarding a variety of initiatives for the fund, including the Adviser’s plans to continue aftermarket support and investor communications regarding recent market price performance. Based upon their review and also considering market conditions and volatility in 2022, the Board, including the Independent Directors, concluded that the fund’s performance has been reasonable based on the fund’s strategy and compared to other closed-end funds that focus on the applicable sectors discussed above.

The Adviser provided detailed information concerning its cost of providing services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Board reviewed the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other more specialized investment advisers.

The Board considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), and fees charged to separate institutional accounts and other accounts managed by the Adviser. The information provided to the Board discussed the significant differences in scope of services provided to the fund and to the Adviser’s other non-closed-end fund clients.The Board considered the fee comparisons in light of the different services provided in managing these other types of clients. The Board considered and evaluated the information comparing the fund’s contractual annual management fee and overall expenses with a peer group of comparable closed-end funds with similar investment objectives and strategies, including other MLP or energy investment companies, as

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Additional Information (unaudited) (continued)

applicable depending on the fund, and with respect to TEAF with a group of comparable funds that are multi strategy including significant allocations to private investments as well as funds structured as a term fund, in each case as determined by the Adviser. The Board also considered the management fee (based on total managed assets) charged by the Adviser to other Tortoise funds compared to the management fee of TEAF. The Board noted that the management fee paid by TEAF is higher than the management fees paid by the other Tortoise funds, but were advised by the Adviser that there are additional portfolio management challenges in managing a multi-strategy defined term fund such as TEAF. The Board considered the affiliated relationship of the Adviser to the Sub-Adviser for TEAF, and the in-depth knowledge of the Adviser of the Sub-Adviser’s operations, and the oversight of the Sub-Adviser by the Adviser. The Board also considered that the sub-advisory fee to Sub-Adviser is paid by the Adviser and TEAF incurs no additional expense for the Sub-Adviser’s services. Given the specialized universe of managers and funds fitting within the criteria for the peer group as well as a lack of reliable, consistent third-party data, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Board, including the Independent Directors, concurred with this approach. The Adviser provided information on the methodology used for determining the peer group.

The Board, including the Independent Directors, concluded that the fees (including the management fee) and expenses that the fund is paying under the Investment Advisory Agreement, as well as the operating expense ratios of the fund, are reasonable given the nature, extent and quality of services provided under the Investment Advisory Agreement and that such fees and expenses are reasonable compared to the fees charged by advisers to comparable funds. The Board, including the Independent Directors, concluded that the fees payable by the Adviser to the Sub-Adviser under the TEAF Sub-Advisory Agreement are reasonable given the nature, extent and quality of services provided under the TEAF Sub-Advisory Agreement.

Economies of Scale. The Board considered information from the Adviser concerning whether economies of scale would be realized as the fund grows, and whether fee levels reflect any economies of scale for the benefit of the fund’s stockholders. The Board, including the Independent Directors, concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Board reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the fund, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Board, including the Independent Directors, concluded the Adviser is appropriately sharing any economies of scale through its fee structure and through reinvestment in its business resources to provide stockholders additional content and services.

Collateral Benefits Derived by the Adviser. The Board reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the fund. The Board, including the Independent Directors, concluded that the Adviser generally does not directly use the fund’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Board did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any third party soft dollar arrangements in rendering its advisory services to the fund. The Adviser receives unsolicited research from some of the brokers with whom it places trades on behalf of clients, however, the Adviser has no arrangements or understandings with such brokers regarding receipt of research in return for commissions. The Adviser does not consider this research when selecting brokers to execute fund transactions and does not put a specific value on unsolicited research, nor attempt to estimate and allocate the relative costs or benefits among clients.

Conclusions of the Directors

The Board, including the Independent Directors, concluded that no single factor reviewed was determinative as the principal factor in whether to approve the Investment Advisory Agreement and, with respect to TEAF, the TEAF Sub-Advisory Agreement. The process, as discussed above, describes only the most important factors, but not all of the matters, considered by the Board. On the basis of such information as the Board considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after discussion and as assisted by the advice of legal counsel that is independent of the Adviser, the Independent Directors determined that each factor, in the context of all of the other factors they considered, favored approval of the Investment Advisory Agreement and with respect to TEAF, the TEAF Sub-Advisory Agreement. It was noted that it was the judgment of the Board, including the Independent Directors, that approval of the Investment Advisory Agreement and, with respect to TEAF, the TEAF Sub-Advisory Agreement, was in the best interests of the fund and its stockholders. The Board, and separately, all of the Independent Directors, therefore unanimously concluded that the Investment Advisory Agreement between the fund and the Adviser and, with respect to TEAF, the TEAF Sub-Advisory Agreement between the Adviser and Sub-Adviser, is fair and reasonable in light of the services provided and should be renewed.

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Additional Information (unaudited) (continued)

Changes to Portfolio Managers

As of the date of filing of this annual report, Maneesh Jhunjhunwala, Gregory Murphy, Vince Cubbage, Ed Russell, Jerry Polacek, Matthew Ordway, Prashanth Prakash are no longer portfolio managers for TEAF, and Eileen Fargis has been added as a member of the portfolio management team for TEAF. Ms. Fargis has served as a Managing Director of the Adviser since October 2022. Previously she served as Managing Director, Head of Investments of InterEnergy Holdings from November 2017 through October 2022; Co-Head, IFC African, Latin American and Caribbean Fund of IFC Asset Management Company from January 2010 through October 2017.

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Additional Information (unaudited) (continued)

Fund Investment Objectives, Policies and Risks

Changes in the Last Fiscal Year

During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”)

TPZ’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. TPZ invests primarily in power and energy infrastructure companies. TPZ seeks to invest in fixed income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

TPZ’s investment approach emphasizes current income, low volatility and minimization of downside risk. Under normal circumstances, the fund invests at least 80% of its total assets (including assets obtained through leverage) in securities of power and energy infrastructure companies. Power infrastructure companies use asset systems to provide electric power generation (including renewable energy), transmission and distribution. Energy infrastructure companies use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids.

Under normal circumstances, the fund will invest a minimum of 51% of its total assets in fixed income securities.

The fund will not invest more than 25% of its total assets in non-investment grade rated fixed income securities or more than 15% of its total assets in restricted securities that are ineligible for resale under Rule 144A, all of which may be illiquid securities. The fund may invest up to 10% of its total assets in securities issued by non-U.S. issuers (including Canadian issuers). The fund will not engage in short sales. These investment restrictions described above apply at the time of purchase, and the fund will not be required to reduce a position due solely to market value fluctuations.

As used for the purpose of each non-fundamental investment policy above, the term “total assets” includes any assets obtained through leverage. TPZ’s Board of Directors may change its non-fundamental investment policies without stockholder approval and will provide notice to stockholders of material changes in such policies (including notice through stockholder reports). Any change in the policy of investing under normal circumstances at least 80% of TPZ’s total assets (including assets obtained through leverage) in the securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations requires at least 60 days’ prior written notice to stockholders. Unless otherwise stated, the investment restrictions described above apply at the time of purchase, and TPZ will not be required to reduce a position due solely to market value fluctuations.

In addition, to comply with federal tax requirements for qualification as a RIC, TPZ’s investments will be limited so that at the close of each quarter of each taxable year (i) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of its total assets and not more than 10% outstanding voting securities of such issuer, and (ii) not more than 25% of the value of TPZ’s total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that TPZ controls and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (which includes MLPs). These tax-related limitations may be changed by the Board of Directors to the extent appropriate in light of changes to applicable tax requirements.

Although inconsistent with its investment objectives, under adverse market or economic conditions or pending investment of offering or leverage proceeds, TPZ may invest 100% of its total assets in cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, short-term money market instruments, short-term fixed income securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid fixed income securities. The yield on these securities may be lower than the returns on the securities in which TPZ will otherwise invest or yields on lower-rated, fixed income securities. To the extent TPZ invests in these securities on a temporary basis or for defensive purposes, it may not achieve its investment objectives.

Leverage. TPZ’s policy is to utilize leverage in an amount that on average represents approximately 20% of its total assets. TPZ considers market conditions at the time leverage is incurred and monitors for asset coverage ratios relative to 1940 Act requirements and financial covenants on an ongoing basis. Leverage as a percent of total assets will vary depending on market conditions, but will normally range between 15% - 25%.

TPZ may use interest rate transactions, for hedging purposes only, in an attempt to reduce the interest rate risk arising from its leveraged capital structure. Interest rate transactions that TPZ may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings.

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Additional Information (unaudited) (continued)

Tortoise Pipeline & Energy Fund, Inc. (“TTP”)

TTP has an investment objective of providing stockholders a high level of total return with an emphasis on current distributions. TTP invests primarily in equity securities of pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies.

TTP’s investment approach emphasizes total return potential through current income and growth, low volatility and downside risk minimization. Under normal circumstances, TTP invests at least 80% of its total assets (including assets obtained through leverage) in equity securities of pipeline and other energy infrastructure companies. More than 75% of these companies will generally be structured as corporations or limited liability companies domiciled in the U.S. or Canada.

As a regulated investment company, TTP may invest up to 25% of its total assets in MLPs. TTP may invest up to 30% of its total assets in unregistered or otherwise restricted securities, primarily through direct investments, and will not invest in private companies. TTP may invest up to 30% of its total assets in non-U.S. issuers (including Canadian issuers). TTP may invest up to 20% of its total assets in debt securities, including those rated below investment grade. TTP will not invest more than 10% of its total assets in any single issuer and will not engage in short sales. These investment restrictions described above apply at the time of purchase, and TTP will not be required to reduce a position due solely to market value fluctuations.

TTP may also write (sell) covered call options to seek to enhance long-term return potential across economic environments, increase current income and mitigate portfolio risk through option income. TTP’s covered call strategy focuses on other energy companies that the Adviser believes are integral links in the value chain for pipeline companies. The fund typically aims to write call options that are approximately 5% - 15% out-of-the-money on approximately 20% of the portfolio, although it may adjust these targets depending on market volatility and other market conditions.

Leverage. TTP’s policy is to utilize leverage in an amount that on average represents approximately 25% of its total assets. TTP considers market conditions at the time leverage is incurred and monitors for asset coverage ratios relative to 1940 Act requirements and financial covenants on an ongoing basis. Leverage as a percent of total assets will vary depending on market conditions, but will normally range between 20% - 30%.

Tortoise Energy Independence Fund, Inc. (“NDP”)

NDP has an investment objective of providing stockholders a high level of total return with an emphasis on current distributions. NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

Under normal circumstances, NDP will invest at least 80% of its total assets in equity securities of North American energy companies, including at least 50% of its total assets in equity securities of upstream energy companies. “Total assets” are defined as the value of securities, cash or other assets held, including securities or assets obtained through leverage, and interest accrued but not yet received. NDP will invest in equity securities that are publicly traded on an exchange or in the over-the-counter (“OTC”) market, primarily consisting of common stock, but also including, among others, master limited partnerships (“MLPs”) and limited liability company (“LLC”) common units

NDP may invest up to 35% of its total assets in securities of non-U.S. issuers (including Canadian issuers). An issuer of a security will generally be considered to be a non-U.S. issuer if it is organized under the laws of, or maintains its principal place of business in, a country other than the United States.

NDP may invest up to 30% of its total assets in restricted securities that are ineligible for resale under Rule 144A (“Rule 144A”) under the Securities Act of 1933, as amended (the “1933 Act”), all of which may be illiquid securities, primarily through direct investments in securities of listed companies, but will not invest in private companies. NDP will not invest more than 10% of its total assets in a single issuer or engage in short sales. As a registered investment company (“RIC”), NDP may invest up to 25% of its total assets in securities of MLPs.

NDP may also seek to provide current income from gains earned through an option strategy. NDP may also write (sell) call options on selected equity securities in its portfolio (“covered calls”). As a writer of such call options, in effect, during the term of the option, in exchange for the premium NDP receives, it sells the potential appreciation above the exercise price in the value of the security or securities covered by the options. Therefore, NDP may forego part of the potential appreciation for part of its equity portfolio in exchange for the call premium received.

Leverage. NDP’s policy is to utilize leverage in an amount that on average represents approximately 15% of its total assets. NDP considers market conditions at the time leverage is incurred and monitors for asset coverage ratios relative to 1940 Act requirements and financial covenants on an ongoing basis. Leverage as a percent of total assets will vary depending on market conditions, but will normally range between 10% - 20%.

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Additional Information (unaudited) (continued)

Ecofin Sustainable and Social Impact Term Fund (TEAF)

The Fund’s investment objective is to provide its common shareholders with a high level of total return with an emphasis on current distributions.

Under normal market conditions, the Fund will invest at least 80% of its total assets (including assets obtained through leverage) in issuers operating in essential asset sectors. The Fund considers essential assets to be assets and services that are indispensable to the economy and society. Essential asset sectors include the education, housing, healthcare, social and human services, power, water, energy, infrastructure, basic materials, industrial, transportation and telecommunications sectors. The Fund may invest across all levels of an issuer’s capital structure and emphasize income-generating investments, particularly in social infrastructure, sustainable infrastructure and energy infrastructure.

The Fund has adopted the following additional non-fundamental investment policies:

●	Under normal conditions, the Fund may invest up to 40% of its total assets in directly originated loans;

●	Under normal conditions, the Fund may invest up to 25% of its total assets in direct placements in restricted equity securities in listed companies;

●	Under normal conditions, the Fund may invest up to 25% of its total assets in direct equity investments in unlisted companies;

●	Under normal conditions, the Fund may invest up to 30% of its total assets in securities of non-U.S. issuers, including Canadian issuers. An issuer of a security generally will be considered to be a non-U.S. issuer if it is organized under the laws of, or maintains its principal place of business in, a country other than the United States;

●	As a RIC, the Fund may invest up to 25% of its total assets in securities of entities treated as qualified publicly traded partnerships for federal income tax purposes, which generally includes MLPs;

●	the Fund will not engage in short sales of securities;

●	Under normal conditions, the Fund may invest up to 10% of its total assets in securities of emerging market issuers; and

●	Under normal conditions, the Fund may invest up to 10% of its total assets in non-directly originated corporate debt securities that are, at the time of purchase, rated CCC+ or lower by S&P and Fitch and Caa1 or lower by Moody’s.

●	Under adverse market or economic conditions, the Fund may invest up to 100% of its total assets in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities.

Leverage. Leverage as a percent of total assets will vary depending on market conditions, but will normally range between 10% - 15%.

Principal Risk Factors

Each fund’s NAV, ability to make distributions, ability to service debt securities and preferred stock, and ability to meet asset coverage requirements depends on the performance of its investment portfolio. The performance of each fund’s investment portfolio is subject to a number of risks. For each of TPZ, TTP and NDP, there is a cybersecurity risk as follows:

Cybersecurity Risk. Investment advisers, including the Adviser, must rely in part on digital and network technologies (collectively “cyber networks”) to conduct their businesses. Such cyber networks might in some circumstances be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data, or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access. Nevertheless, cyber incidents could potentially occur, and might in some circumstances result in unauthorized access to sensitive information about the Adviser or its clients.

For each of the funds there is an epidemic risk as follows:

Epidemic Risk. Widespread disease, including pandemics and epidemics have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. These disruptions could prevent the Fund from executing advantageous investment decisions in a timely manner and negatively impact its ability to achieve its investment objectives. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund.

The remaining risks are set out separately for each fund below.

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Additional Information (unaudited) (continued)

Tortoise Power and Energy Infrastructure Fund, Inc.

General Business Risk. We are a Maryland corporation registered as a non-diversified, closed-end management investment company under the 1940 Act. We are subject to all of the business risks and uncertainties associated with any business, including the risk that we will not achieve our investment objectives and that the value of an investment in our securities could decline substantially and cause you to lose some or all of your investment.

General Securities Risk. We invest in securities that may be subject to certain risks, including: (1) issuer risk, (2) credit risk, (3) interest rate risk, (4) reinvestment risk, (5) call or prepayment risk, (6) valuation risk, and (7) duration and maturity risk.

Capital Markets Risk. Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. The third and fourth quarters of 2009 and the first and second quarters of 2010 witnessed more stabilized economic activity as expectations for an economic recovery increased. However, if the volatility continues, the cost of raising capital in the fixed income and equity capital markets and the ability to raise capital may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other fixed income instruments may be unwilling or unable to meet their funding obligations. In addition, measures taken by the U.S. Government to stimulate the U.S. economy may not be successful or may not have the intended effect. As a result of any of the foregoing, companies may be unable to obtain new fixed income or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, companies may be unable to execute their maintenance and growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Investment Grade Fixed Income Securities Risk. We may invest a portion of our assets in fixed income securities rated “investment grade” by nationally recognized statistical rating organizations (“NRSROs”) or judged by our Adviser to be of comparable credit quality. Although we do not intend to do so, we may invest up to 100% in such securities. Investment grade fixed income securities are rated Baa3 or higher by Moody’s Investors Service (“Moody’s”), BBB- or higher by Standard & Poor’s Ratings Services (“S&P”), or BBB- or higher by Fitch, Inc. (“Fitch”). Investment grade fixed income securities generally pay yields above those of otherwise-comparable U.S. government securities because they are subject to greater risks than U.S. government securities, and yields that are below those of non-investment grade fixed income securities, commonly referred to as “junk bonds,” because they are considered to be subject to fewer risks than non-investment grade fixed income securities. Despite being considered to be subject to fewer risks than junk bonds, investment grade fixed income securities are, in fact, subject to risks, including volatility, credit risk and risk of default, sensitivity to general economic or industry conditions, potential lack of resale opportunities (illiquidity), and additional expenses to seek recovery from issuers who default.

MLP Risks. An investment in MLP securities involves some risks that differ from the risks involved in an investment in the common stock of a corporation, including governance risk, tax risk, and cash flow risk. Governance risk involves the risks associated with the ownership structure of MLPs. MLPs are also subject to tax risk, which is the risk that MLPs might lose their partnership status for tax purposes. Cash flow risk is the risk that MLPs will not make distributions to holders (including us) at anticipated levels or that such distributions will not have the expected tax character. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the value of our common shares.

Restricted Securities Risk. We will not invest more than 15% of our total assets in restricted securities that are ineligible for resale under Rule 144A, all of which may be illiquid securities. Restricted securities (including Rule 144A securities) are less liquid than freely tradable securities because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike freely tradable securities, which can be expected to be sold immediately if the market is adequate. This lack of liquidity creates special risks for us.

Rule 144A Securities Risk. The Fund may purchase Rule 144A securities. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers, such as the Fund. Securities saleable among qualified institutional buyers pursuant to Rule 144A will not be counted towards the 15% limitation on restricted securities.

An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices. To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase and the fair value of such investments may become not readily determinable. In addition, if for any reason we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the fair value at which we previously recorded these investments.

Tax Risk. We have elected to be treated, and intend to qualify each year, as a “regulated investment company” (“RIC”) under the Code. To maintain our qualification for federal income tax purposes as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “Certain U.S. Federal Income Tax Considerations.” If for any taxable year we fail to qualify for the special federal income tax treatment afforded to RICs, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our stockholders) and our income available for distribution will be reduced.

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Additional Information (unaudited) (continued)

Equity Securities Risk. Equity securities of entities that operate in the power and energy infrastructure sectors can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment towards such entities, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributions). Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including earnings power and coverage ratios.

Non-investment Grade Fixed Income Securities Risk. We will not invest more than 25% of our total assets in fixed income securities rated non-investment grade by NRSROs or unrated securities of comparable quality. Non-investment grade securities are rated Ba1 or lower by Moody’s, BB+ or lower by S&P or BB or lower by Fitch or, if unrated are determined by our Adviser to be of comparable credit quality. Non-investment grade securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or fixed income securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following: greater volatility; greater credit risk and risk of default; potentially greater sensitivity to general economic or industry conditions; potential lack of attractive resale opportunities (illiquidity); and additional expenses to seek recovery from issuers who default.

Non-U.S. Securities Risk. We may invest up to 10% of our total assets in securities issued by non-U.S. issuers (including Canadian issuers) and that otherwise meet our investment objectives. This may include investments in the securities of non-U.S. issuers that involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including different accounting, auditing and financial standards, less government supervision and regulation, additional tax withholding and taxes, difficulty enforcing rights in foreign countries, less publicly available information, difficulty effecting transactions, higher expenses, and exchange rate risk.

Valuation Risk. The fair value of certain of our investments may not be readily determinable. The fair value of these securities will be determined pursuant to methodologies established by our Board of Directors. While the fair value of securities we acquire through direct placements generally will be based on a discount from quoted market prices, other factors may adversely affect our ability to determine the fair value of such a security. Our determination of fair value may differ materially from the values that would have been used if a ready market for these securities had existed.

Leverage Risk. Our use of leverage through borrowings or the issuance of preferred stock or fixed income securities, and any other transactions involving indebtedness (other than for temporary or emergency purposes) would be considered “senior securities” for purposes of the 1940 Act. Under normal circumstances, we will not employ leverage above 20% of our total assets at time of incurrence. Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. There is no assurance that a leveraging strategy will be successful.

Hedging Strategy Risk. We may use interest rate swap transactions, for hedging purposes only, in an attempt to reduce the interest rate risk arising from our leveraged capital structure. Interest rate swap transactions that we may use for hedging purposes will expose us to certain risks that differ from the risks associated with our portfolio holdings. The use of hedging transactions might result in reduced overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions.

Liquidity Risk. Certain securities may trade less frequently than those of larger companies that have larger market capitalizations. Investments in securities that are less actively traded or over time experience decreased trading volume may be difficult to dispose of when we believe it is desirable to do so, may restrict our ability to take advantage of other opportunities, and may be more difficult to value.

Non-Diversification Risk. We are registered as a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, there are no regulatory limits under the 1940 Act on the number or size of securities that we hold, and we may invest more assets in fewer issuers compared to a diversified fund. However, in order to qualify as a RIC for federal income tax purposes, we must meet certain requirements.

Competition Risk. There are a number of alternatives to us as vehicles for investment in a portfolio of companies operating primarily in the power and energy infrastructure sectors, including publicly traded investment companies, structured notes, private funds, open-end funds and indexed products. In addition, recent tax law changes have increased the ability of RICs or other institutions to invest in MLPs. These competitive conditions may adversely impact our ability to meet our investment objectives, which in turn could adversely impact our ability to make interest or distribution payments on any securities we may issue.

Performance Risk. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, the 1940 Act and restrictions and provisions in credit facilities and fixed income securities may limit our ability to make distributions. For federal income tax purposes, we are required to distribute substantially all of our net investment income each year both to reduce our federal income tax liability and to avoid a potential excise tax. If our ability to make distributions on our common shares is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our stockholders.

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Additional Information (unaudited) (continued)

Legal and Regulatory Change Risks. The regulatory environment for closed-end companies is evolving, and changes in the regulation of closed-end companies may adversely affect the value of our investments, our ability to obtain the leverage that we might otherwise obtain, or to pursue our trading strategy. In addition, the securities markets are subject to comprehensive statutes and regulations. The Securities and Exchange Commission (“SEC”), other regulators and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies. The effect of any future regulatory change on us could be substantial and adverse.

Management Risk. Our Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. Our Adviser has been managing our portfolio since we began operations in July 2009. As of December 31, 2020 the Adviser had client assets under management of approximately $6.3 billion. To the extent that the Adviser’s assets under management grow, the Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.

Concentration Risk. The Fund’s strategy of concentrating in power and energy infrastructure investments means that the performance of the Fund will be closely tied to the performance of these particular market sectors. The Fund’s concentrations in these investments may present more risk than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these investments would have a greater impact on the Fund than on a fund that does not concentrate in such investments. At times, the performance of these investments may lag the performance of other industries or the market as a whole.

Risks Related to Investing in the Power and Energy Infrastructure Sectors

Under normal circumstances, we plan to invest at least 80% of our total assets (including assets we obtain through leverage) in the securities of companies that derive more than 50% of their revenue from power or energy infrastructure operations. Our focus on the power and energy infrastructure sectors may present more risks than if it were broadly diversified over numerous sectors of the economy. Therefore, a downturn in the power and energy infrastructure sectors would have a larger impact on us than on an investment company that does not concentrate in these sectors. Specific risks of investing in the power and energy infrastructure sectors include the following: (1) interest rate risk, (2) credit rating downgrade risk, (3) terrorism and natural disasters risk, (4) climate change regulation risk, (5) operating risk (6) power infrastructure company risk, and (7) energy infrastructure company risk.

Power Infrastructure Company Risk. Companies operating in the power infrastructure sector also are subject to additional risks, including: (1) regulatory risk, (2) Federal Energy Regulatory Commission risk, (3) environmental risk and (4) competition risk. To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price could be adversely affected.

Energy Infrastructure Company Risk. Companies operating in the energy infrastructure sector also are subject to additional risks, including: (1) pipeline company risk, (2) gathering and processing company risk, (3) propane company risk, (4) supply and demand risk, (5) price volatility risk, (6) competition risk, and (7) regulatory risk. To the extent that any of these risks materialize for a company whose securities are in our portfolio, the value of these securities could decline and our net asset value and share price would be adversely affected.

Additional Risks to Common Stockholders

Market Impact Risk. The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock by increasing the number of shares available, which may put downward pressure on the market price for our common stock. Our ability to sell shares of common stock below NAV may increase this pressure. These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.

Dilution Risk. The voting power of current stockholders will be diluted to the extent that such stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if we sell shares of common stock below NAV, our NAV will fall immediately after such issuance.

If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk. Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV.

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Additional Information (unaudited) (continued)

Additional Risks to Senior Security Holders

Additional risks of investing in preferred stock or debt securities issued by us include the following:

Interest Rate Risk. Distributions and interest payable on our senior securities are subject to interest rate risk. To the extent that distributions on such securities are based on short-term rates, our leverage costs may rise so that the amount of distributions or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities. To the extent that our leverage costs are fixed, our leverage costs may increase when our senior securities mature. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of our investment portfolio, reducing the amount of assets serving as asset coverage for senior securities.

Senior Leverage Risk. Our preferred stock will be junior in liquidation and with respect to distribution rights to our debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare distributions with respect to any series of our preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to senior debt securities or any other borrowings.

Our debt securities, upon issuance, are expected to be unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to any of our secured creditors. Secured creditors of ours may include, without limitation, parties entering into interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades, or indicates a potential downgrade to, the rating assigned to a senior security, we may alter our portfolio or redeem a portion of our senior securities. We may voluntarily redeem a senior security under certain circumstances to the extent permitted by its governing documents.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the distributions or interest payable to holders of preferred stock or debt securities declines.

Decline in Net Asset Value Risk. A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

Tortoise Pipeline & Energy Fund, Inc.

The following are the general risks of investing in our securities that affect our ability to achieve our investment objective. The risks below could lower the returns and distributions on common stock and reduce the amount of cash and net assets available to make distribution payments on preferred stock and interest payments on debt securities.

Capital Markets Volatility Risk. Our capital structure and performance may be adversely impacted by weakness in the credit markets and stock market if such weakness results in declines in the value of companies in which we invest. If the value of our investments decline or remain volatile, there is a risk that we may be required to reduce outstanding leverage, which could adversely affect our stock price and ability to pay distributions at historical levels. A sustained economic slowdown may adversely affect the ability of the companies in which we invest to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, we or the companies in which we invest may not be able to meet obligations as they come due. Moreover, without adequate funding, energy infrastructure companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Rising interest rates could limit the capital appreciation of equity units of energy infrastructure companies as a result of the increased availability of alternative investments at competitive yields. Rising interest rates may increase the cost of capital for companies operating in this sector. A higher cost of capital or an inflationary period may lead to inadequate funding, which could limit growth from acquisition or expansion projects, the ability of such entities to make or grow dividends or distributions or meet debt obligations, the ability to respond to competitive pressures, all of which could adversely affect the prices of their securities.

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Additional Information (unaudited) (continued)

Concentration Risk. Our strategy of concentrating in energy infrastructure investments means that our performance will be closely tied to the performance of the energy infrastructure sector, which includes midstream, upstream and downstream energy industries. Our concentration in these investments may present more risk than if we were broadly diversified over numerous industries and sectors of the economy. A downturn in these investments would have a greater impact on us than on a fund that does not concentrate in such investments. At times, the performance of these investments may lag the performance of other industries or the market as a whole. Risks inherent in the business of energy infrastructure companies include:

●	Supply and Demand Risk. A decrease in the production of natural gas, NGLs, crude oil, coal, refined petroleum products or other energy commodities, or a decrease in the volume of such commodities available for transporting, storing, gathering, processing, distributing, exploring, developing, managing or producing may adversely impact the financial performance and profitability of energy infrastructure companies. Production declines and volume decreases could be caused by various factors, including depletion of resources, declines in estimates of proved reserves, labor difficulties, political events, OPEC actions, changes in commodity prices, declines in production from existing facilities, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, failure to obtain necessary permits, unscheduled outages, unanticipated expenses, inability to successfully carry out new construction or acquisitions, import supply disruption, increased competition from alternative energy sources or related commodity prices and other events. Alternatively, a sustained decline in or varying demand for such commodities could also adversely affect the financial performance of energy infrastructure companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices or weather.

●	Operating Risk. energy infrastructure companies are subject to many operating risks, including: equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source, including the transportation of fuel; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy commodities; catastrophic and/or weather- related events such as fires, explosions, floods, earthquakes, hurricanes and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance. Breakdown or failure of a pipeline or other energy infrastructure company’s assets may prevent the company from performing under applicable sales agreements, which in certain situations, could result in termination of the agreement or incurring a liability for liquidated damages. A company’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, a pipeline or other energy infrastructure company could be subject to additional costs and / or the write-off of its investment in the project or improvement. As a result of the above risks and other potential hazards associated with energy infrastructure companies, certain companies may become exposed to significant liabilities for which they may not have adequate insurance coverage. Any of the aforementioned risks or related regulatory and environmental risks could have a material adverse effect on the business, financial condition, results of operations and cash flows of energy infrastructure companies.

●	Regulatory Risk. Energy infrastructure issuers are subject to regulation by various governmental authorities in various jurisdictions and may be adversely affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Regulation exists in multiple aspects of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which may increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Pipeline companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by the FERC with respect to the tariff rates of a pipeline or other energy infrastructure company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to make cash distributions to its equity owners. Prices for certain electric power companies are regulated in the U.S. with the intention of protecting the public while ensuring that the rate of return earned by such companies is sufficient to attract growth capital and to provide appropriate services but do not provide any assurance as to achievement of earnings levels. We could become subject to the FERC’s jurisdiction if we are deemed to be a holding company of a public utility company or of a holding company of a public utility company, and we may be required to aggregate securities held by us or other funds and accounts managed by the Adviser and its affiliates, or be prohibited from buying certain securities or be forced to divest certain securities.

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●	Environmental Risk. Energy infrastructure company activities are subject to stringent environmental laws and regulation by many federal, state and local authorities, international treaties and foreign governmental authorities. Failure to comply with such laws and regulations or to obtain any necessary environmental permits pursuant to such laws and regulations could result in fines or other sanctions. Congress and other domestic and foreign governmental authorities have either considered or implemented various laws and regulations to restrict or tax certain emissions, particularly those involving air and water emissions. Existing environmental regulations could be revised or reinterpreted, new laws and regulations could be adopted or become applicable, and future changes in environmental laws and regulations could occur, which could impose additional costs on the operation of power plants. Energy infrastructure companies have made and will likely continue to make significant capital and other expenditures to comply with these and other environmental laws and regulations. Changes in, or new, environmental restrictions may force energy infrastructure companies to incur significant expenses or expenses that may exceed their estimates. There can be no assurance that such companies would be able to recover all or any increased environmental costs from their customers or that their business, financial condition or results of operations would not be materially and adversely affected by such expenditures or any changes in domestic or foreign environmental laws and regulations, in which case the value of these companies’ securities in our portfolio could be adversely affected. In addition, a pipeline or other energy infrastructure company may be responsible for any on-site liabilities associated with the environmental condition of facilities that it has acquired, leased or developed, regardless of when the liabilities arose and whether they are known or unknown.

●	Price Volatility Risk. The volatility of energy commodity prices can affect certain energy infrastructure companies due to the impact of prices on the volume of commodities transported, stored, gathered, processed, distributed, developed or produced. Most pipeline companies are not subject to direct commodity price exposure because they do not own the underlying energy commodity. Nonetheless, the price of a pipeline company security can be adversely affected by the perception that the performance of all such entities is directly tied to commodity prices. However, the operations, cash flows and financial performance of other energy infrastructure companies in which we will invest may be more directly affected by energy commodity prices, especially those energy companies owning the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in global and domestic market and economic conditions, the impact of weather on demand, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation, political instability, conservation efforts, and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices may also make it more difficult for energy companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices. Historically, energy commodity prices have been cyclical and exhibited significant volatility which may adversely impact other energy infrastructure companies in which we invest.

●	Terrorism Risk. Energy infrastructure companies, and the market for their securities, are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the wars in Afghanistan and Iraq and their aftermaths; and other geopolitical events, including upheaval in the Middle East or other energy producing regions. The U.S. government has issued warnings that energy assets, specifically those related to energy infrastructure, production facilities, and transmission and distribution facilities, might be specific targets of terrorist activity. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on companies in the energy infrastructure industry and markets. Such events may also adversely affect our business and financial condition.

●	Natural Disaster Risk. Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are inherent risks in infrastructure company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricanes Katrina and Rita in 2005, the Tohuku earthquake and resulting tsunami in Japan in 2011, Hurricane Sandy in 2012 and Hurricane Harvey in 2017, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas and significant volatility in the supply of energy and could adversely impact the prices of the securities in which we invest. This volatility may create fluctuations in commodity prices and earnings of energy infrastructure companies.

●	Climate Change Regulation Risk. Climate change regulation could result in increased operations and capital costs for the companies in which we invest. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, which some scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which we invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which we invest.

Industry Specific Risk. Energy infrastructure companies are subject to specific risks, including:

●	Renewable and power infrastructure companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates, the change in the demand for electricity, the cost to produce power, and the regulatory environment. Further, share prices are partly based on the interest rate environment, the sustainability and potential growth of the dividend, and the outcome of various rate cases undertaken by the company or a regulatory body.

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Additional Information (unaudited) (continued)

●	Pipeline companies are subject to varying demand for crude oil, natural gas, NGLs or refined products in the markets served by the pipeline; changes in the availability of products for transporting, gathering, processing or sale due to natural declines in reserves and production in the supply areas serviced by the company’s facilities; sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities; and environmental regulation. Specifically, demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors.

●	Processing companies are subject to declines in production of natural gas fields, which utilize the processing facilities as a way to market the gas, prolonged depression in the price of natural gas, which curtails production due to lack of drilling activity and declines in the prices of NGL products and natural gas prices, resulting in lower processing margins.

●	Integrated energy companies are impacted by declines in the demand for and prices of natural gas, crude oil and refined petroleum products. Reductions in prices for natural gas and crude oil can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher. The operating margins and cash flows of integrated energy companies may fluctuate widely in response to a variety of factors, including global and domestic economic conditions, weather conditions, natural disasters, the supply and price of imported energy commodities, change in the level and relationship in crude oil and refined petroleum product pricing, political instability, conservation efforts and governmental regulation. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and costs, and engineering and geological interpretations and judgments. Due to natural declines in reserves and production, exploitation and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions. Integrated energy companies are also subject to risks related to operations (such as fires and explosions) as well as the potential environmental and regulatory risks of such events, which may adversely impact their business and financial condition.

●	Renewable and power infrastructure companies are subject to many risks, including earnings variability based upon weather patterns in the locations where the company operates, the change in the demand for electricity, the cost to produce power, and the regulatory environment. Furthermore, share prices are partly based on the interest rate environment, the sustainability and potential growth of the dividend, and the outcome of various rate cases undertaken by the company or a regulatory body.

MLP Risks. An investment in MLP securities involves some risks that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state.

Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of our investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by us generally would be taxed as dividend income. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the value of our common shares.

Equity Securities Risk. Equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment toward such entities, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including size, earnings power, coverage ratio and characteristics and features of different classes of securities. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities we hold may experience sudden, unpredictable drops in value or long periods of decline in value. In addition, by writing covered call options, capital appreciation potential will be limited on a portion of our investment portfolio.

Foreign Securities Risk. Investments in securities (including ADRs) of foreign issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. For example, foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. The Fund may not be able to pass through to its shareholders any foreign income tax credits as a result of any foreign income taxes it pays. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. With respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect the Fund’s assets held in foreign countries. Furthermore, foreign companies operate and serve customers in many parts of the world,

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and encounter a variety of political and legal risks unique to those jurisdictions. Local economic conditions may vary and may have a meaningful influence on the outcome of business activities. Some of these risks are impacted by regional inflation, economic cycles, currency volatility, sovereign debt markets, local economic environments, and regional trade patterns. There may be less publicly available information about a foreign company than there is regarding a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes securities issued by foreign issuers can expect to have a higher expense ratio because of the increased transaction costs in foreign markets and the increased costs of maintaining the custody of such foreign securities. When investing in securities issued by foreign issuers, there is also the risk that the value of such an investment or the Fund’s income, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Liquidity Risk. We may invest in securities of any market capitalization and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair our ability to sell particular securities or close call option positions at an advantageous price or a timely manner. We may invest in mid-cap and small-cap companies, which may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies. Analysts and other investors may follow these companies less actively and therefore information about these companies may not be as readily available as that for large-cap companies. Therefore, their securities may be more volatile and less liquid than the securities of larger, more established companies. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. In addition, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. As a result, these securities may be difficult to sell at a favorable price at the times when we believe it is desirable to do so. Investment of our capital in securities that are less actively traded (or over time experience decreased trading volume) may restrict our ability to take advantage of other market opportunities or to sell those securities. This also may affect adversely our ability to make required interest payments on our debt securities and distributions on any of our preferred stock, to redeem such securities, or to meet asset coverage requirements.

Non-Diversification Risk. We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. We intend to maintain our status as a RIC under Subchapter M of the Code, and thus we intend to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of our total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Performance and Distribution Risk. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. We cannot assure you that you will receive distributions at a particular level or at all. Dividends and distributions on equity securities are not fixed but are declared at the discretion of the issuer’s board of directors. If stock market volatility declines, the level of premiums from writing covered call options will likely decrease as well. Payments to close-out written call options will reduce amounts available for distribution from gains earned in respect of call option expiration or close out. The equity securities in which we invest may not appreciate or may decline in value. Net realized and unrealized gains on the securities investments will be determined primarily by the direction and movement of the applicable securities markets and our holdings. Any gains that we do realize on the disposition of any securities may not be sufficient to offset losses on other securities or option transactions. A significant decline in the value of the securities in which we invest may negatively impact our ability to pay distributions or cause you to lose all or a part of your investment.

In addition, the 1940 Act may limit our ability to make distributions in certain circumstances. Restrictions and provisions in any future credit facilities and our debt securities may also limit our ability to make distributions. For federal income tax purposes, we are required to distribute substantially all of our net investment income each year both to reduce our federal income tax liability and to avoid a potential excise tax. If our ability to make distributions on our common shares is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our stockholders.

Quarterly Results Risk. We could experience fluctuations in our operating results due to a number of factors, including the return on our investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses on our investments and written call options, the level of call premium we receive by writing covered calls, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Restricted Securities Risk. We may invest up to 30% of our total assets in unregistered or otherwise restricted securities, primarily through direct investments in securities of listed companies. Restricted securities (including Rule 144A securities) are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity may create special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act.

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Additional Information (unaudited) (continued)

Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit our ability to dispose of them and may lower the amount we could realize upon their sale. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. The expenses of registering restricted securities may be determined at the time we buy the securities. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.

Portfolio Turnover Risk. We may, but under normal market conditions do not intend to, engage in frequent and active trading of portfolio securities to achieve our investment objective. However, annual portfolio turnover as a result of our purchases and sales of equity securities and call options may exceed 100%, which is higher than many other investment companies and would involve greater trading costs to us and may result in greater realization of taxable capital gains.

Hedging and Derivatives Risk. In addition to writing call options as part of the investment strategy, we may invest in derivative instruments for hedging or risk management purposes. Our use of derivatives could enhance or decrease the cash available to us for payment of distributions or interest, as the case may be. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on our performance. Derivative transactions, including options on securities and securities indices and other transactions in which we may engage (such as forward currency transactions, futures contracts and options thereon, and total return swaps), may subject us to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels, interest rates and foreign currency exchange rates and imperfect correlations between our securities holdings and indices upon which derivative transactions are based. We also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts we purchased. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. We may obtain only a limited recovery or may obtain no recovery in such circumstances. In addition, if the counterparty to a derivative transaction defaults, we would not be able to use the anticipated net receipts under the derivative to offset our cost of financial leverage.

Interest rate transactions will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. To the extent there is a decline in interest rates, the value of certain derivatives could decline, and result in a decline in our net assets.

Tax Risk. We intend to elect to be treated, and to qualify each year, as a “regulated investment company” under the Code. To maintain our qualification for federal income tax purposes as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year we fail to qualify for the special federal income tax treatment afforded to regulated investment companies, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our stockholders) and our income available for distribution will be reduced.

Anti-Takeover Provisions Risks. Maryland law and our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of common stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us.

Below Investment Grade Securities Risk. Investing in below investment grade debt instruments (commonly referred to as “junk bonds”) involves additional risks than investment grade securities. Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly leveraged issuers to service their obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in the energy infrastructure industry could adversely affect the ability of below investment grade issuers in that industry to meet their obligations. The market values of lower quality securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates.

The secondary market for below investment grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below investment grade securities than investment grade obligations. The prices quoted by different dealers may vary significantly, and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below investment grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid. As a result, it may be more difficult to sell these securities or we may be able to sell the securities only at prices lower than if such securities were widely traded. This may affect adversely our ability to make required distribution or interest payments on our outstanding senior securities. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating our NAV.

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Because investors generally perceive that there are greater risks associated with lower quality securities of the type in which we may invest a portion of our assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

Factors having an adverse impact on the market value of below investment grade securities may have an adverse effect on our NAV and the market value of our common stock. In addition, we may incur additional expenses to the extent we are required to seek recovery upon a default in payment of principal or interest on our portfolio holdings. In certain circumstances, we may be required to foreclose on an issuer’s assets and take possession of its property or operations. In such circumstances, we would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

Counterparty Risk. We may be subject to credit risk with respect to the counterparties to certain derivative agreements entered into by us. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. We may obtain only a limited recovery or may obtain no recovery in such circumstances.

Management Risk. Our Adviser was formed in 2002 to provide portfolio management to institutional and high-net worth investors seeking professional management of their MLP investments. Our Adviser has been managing our portfolio since we began operations. As of December 31, 2020, our Adviser had client assets under management of approximately $6.3 billion. To the extent that the Adviser’s assets under management grow, the Adviser may have to hire additional personnel and, to the extent it is unable to hire qualified individuals, its operations may be adversely affected.

Additional Risks to Common Stockholders

Leverage Risk. Our use of leverage through the issuance of preferred stock (“Tortoise Preferred Shares”) and senior notes (“Tortoise Notes”) along with the issuance of any additional preferred stock or debt securities, and any additional borrowings or other transactions involving indebtedness (other than for temporary or emergency purposes) are or would be considered “senior securities” for purposes of the 1940 Act and create risks. Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on the Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to the Adviser will be calculated on the basis of Managed Assets, the fees will increase when leverage is utilized, giving the Adviser an incentive to utilize leverage.

Our issuance of senior securities involves offering expenses and other costs, including interest payments, which are borne indirectly by our common stockholders. Fluctuations in interest rates could increase interest or distribution payments on our senior securities, and could reduce cash available for distributions on common stock. Increased operating costs, including the financing cost associated with any leverage, may reduce our total return to common stockholders.

The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, distribution limitations, voting right requirements (in the case of the senior equity securities), and restrictions on our portfolio composition and our use of certain investment techniques and strategies. The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities. These requirements may have an adverse effect on us and may affect our ability to pay distributions on common stock and preferred stock. To the extent necessary, we intend to redeem our senior securities to maintain the required asset coverage. Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so. Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser in managing our portfolio in accordance with our investment objective and policies.

Market Impact Risk. The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock. An increase in the number of common shares available may put downward pressure on the market price for our common stock.

Dilution Risk. The voting power of current stockholders will be diluted to the extent that current stockholders do not purchase shares in any future common stock offerings or do not purchase sufficient shares to maintain their percentage interest.

If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Market Discount Risk. Our common stock has traded both at a premium and at a discount in relation to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. Continued development of alternatives as a vehicle for investment in MLP securities may contribute to reducing or eliminating any premium or may result in our shares trading at a discount. The risk of the shares of common stock trading at a discount is a risk separate from the risk of a decline in our NAV as a result of investment activities. Our NAV will be reduced

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Additional Information (unaudited) (continued)

immediately following an offering of our common or preferred stock, due to the offering costs for such stock, which are borne entirely by us. Although we also bear the offering costs of debt securities, such costs are amortized over time and therefore do not impact our NAV immediately following an offering.

Whether stockholders will realize a gain or loss for federal income tax purposes upon the sale of our common stock depends upon whether the market value of the common shares at the time of sale is above or below the stockholder’s basis in such shares, taking into account transaction costs, and is not directly dependent upon our NAV. Because the market value of our common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above NAV, or at, below or above the public offering price for common stock.

Additional Risks to Senior Security Holders

Generally, an investment in preferred stock or debt securities (collectively, “senior securities”) is subject to the following risks:

Interest Rate Risk. Distributions and interest payable on our senior securities are subject to interest rate risk. To the extent that distributions or interest on such securities are based on short-term rates, our leverage costs may rise so that the amount of distributions or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities. To the extent that our leverage costs are fixed, our leverage costs may increase when our senior securities mature. This might require that we sell portfolio securities at a time when we would otherwise not do so, which may adversely affect our future ability to generate cash flow. In addition, rising market interest rates could negatively impact the value of our investment portfolio, reducing the amount of assets serving as asset coverage for senior securities.

Senior Leverage Risk. Preferred stock will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred stock by reason of their prior claim against our income and against our net assets in liquidation. We may not be permitted to declare distributions or other distributions with respect to any series of preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to the Tortoise Notes or any other borrowings.

Our debt securities, upon issuance, are expected to be unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to any of our secured creditors. Secured creditors of ours may include, without limitation, parties entering into interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with a security. A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though probably with higher resulting interest rates. If a rating agency downgrades, or indicates a potential downgrade to, the rating assigned to a senior security, we may alter our portfolio or redeem some senior securities. We may voluntarily redeem a senior security under certain circumstances to the extent permitted by its governing documents.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the distributions or interest payable to holders of preferred stock or interest payable to holders of debt securities declines.

Decline in Net Asset Value Risk. A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

General Risks Associated with an Investment in a Closed-End Fund

Market Discount Risk. As with any shares, the price of the Fund’s shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and should not be treated as trading vehicles. Common shares of closed-end management investment companies frequently trade at a discount from their NAV. Common shares of closed-end management investment companies like the Fund that invest primarily in equity securities have during some periods traded at prices higher than their NAV and during other periods traded at prices lower than their NAV. The Fund cannot assure you that its common shares will trade at a price higher than or equal to NAV. In addition to NAV, the market price of the Fund’s common shares may be affected by such factors as distribution levels, which are in turn affected by expenses, distribution stability, liquidity, the market for equity securities of MLPs, and market supply and demand the Fund’s shares may trade at a price that is less than the offering price.

Investment Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. An investment in common shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down. The Fund common shares at any point in time may be worth less than their value at closing of the Merger.

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Additional Information (unaudited) (continued)

Tortoise Energy Independence Fund, Inc.

General. We are designed primarily as a long-term investment vehicle and not as a trading tool. An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective. The value of an investment in our common stock could decline substantially and cause you to lose some or all of your investment.

Non-Diversified Risk. We are classified as a “non-diversified” investment company under the 1940 Act. Therefore, we may invest a relatively high percentage of our assets in a smaller number of issuers or may invest a larger proportion of our assets in a single company. As a result, we may be more susceptible than a diversified fund to any single corporate, political, geographic or regulatory occurrence.

Concentration Risk. Our strategy of concentrating in North American energy investments, particularly upstream energy companies, means that our performance will be closely tied to the performance of the energy industry. Our concentration in these investments may present more risk than if we were broadly diversified over numerous industries and sectors of the economy. A downturn in these investments would have a greater impact on us than on a fund that does not concentrate in such investments. At times, the performance of these investments may lag the performance of other industries or the market as a whole. Risks inherent in the business of energy companies include:

●	Commodity Price Volatility Risk. The volatility of energy commodity prices can significantly affect energy companies due to the impact of prices on the volume of commodities developed, produced, gathered and processed. Historically, energy commodity prices have been cyclical and exhibited significant volatility which may adversely impact the value, operations, cash flows and financial performance of energy companies in which we invest.

Commodity prices fluctuate for several reasons and can be swift, including changes in global and domestic energy market, general economic conditions, consumer demand, price and level of foreign imports, the impact of weather on demand, levels of domestic and worldwide supply, levels of production and imports, domestic and foreign governmental regulation, political instability, acts of war and terrorism, the success and costs of exploration projects, conservation and environmental protection efforts, alternative energy, taxation and the availability of local, intrastate and interstate transportation systems.

●	Supply and Demand Risk. A decrease in the exploration, production or development of natural gas, NGLs, crude oil, refined petroleum products, or a decrease in the volume of such commodities, may adversely impact the financial performance and profitability of energy companies. Production declines and volume decreases could be caused by various factors, including changes in commodity prices, oversupply, depletion of resources, declines in estimates of proved reserves, catastrophic events affecting production, labor difficulties, political events, production variance from expectations, Organization of the Petroleum Exporting Countries (“OPEC”) actions, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems or outages, inability to obtain necessary permits or carryout new construction or acquisitions, unanticipated expenses, import supply disruption, increased competition from alternative energy sources, and other events. All of the above is particularly true for new or emerging areas of supply in North America that may have limited or no production history. Reductions in or prolonged periods of low prices for natural gas and crude oil can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher.

A sustained decline in or varying demand for such commodities, could also adversely affect the financial performance of energy companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, political and economic conditions in other natural resource producing countries including embargoes, hostilities in the Middle East, military campaigns and terrorism, OPEC actions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, exchange rates, and changes in commodity prices or weather.

●	Reserve & Depletion Risk. Energy companies’ estimates of proved reserves and projected future net revenue are generally based on internal reserve reports, engineering data, and reports of independent petroleum engineers. Estimated reserves are based on many assumptions that may prove inaccurate and require subjective estimates of underground accumulations and assumptions concerning future prices, production levels, and operating and development costs. As a result, estimated quantities of proved reserves, projections of future production rates, and the timing of related expenditures may prove to be inaccurate. Any material negative inaccuracies in these reserve estimates or underlying assumptions could materially lower the value of upstream energy companies. Future natural gas, NGL and oil production is highly dependent upon the success in acquiring or finding additional reserves that are economically recoverable. This can be particularly true for new areas of exploration and development, such as in North American oil and gas reservoirs, including shale. A portion of any one upstream company’s assets may be dedicated to crude oil or natural gas reserves that naturally deplete over time and a significant slowdown in the identification or availability of reasonably priced and accessible proved reserves for these companies could adversely affect their business.

●	Operating Risk. Energy companies are subject to many operating risks, including: equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy; catastrophic and/or weather-related events such as spills, leaks, well blowouts,

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Additional Information (unaudited) (continued)

uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance. Breakdown or failure of an energy company’s assets may prevent it from performing under applicable sales agreements, which in certain situations, could result in termination of the agreement or incurring a liability for liquidated damages. As a result of the above risks and other potential hazards associated with energy companies, certain companies may become exposed to significant liabilities for which they may not have adequate insurance coverage. Any of the aforementioned risks could have a material adverse effect on the business, financial condition, results of operations and cash flows of energy companies.

The energy industry is cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies, or qualified personnel, or due to significant demand, such services may not be available on commercially reasonable terms. A company’s ability to successfully and timely complete capital improvements to existing or other capital projects is contingent upon many variables. Should any such efforts be unsuccessful, an energy company could be subject to additional costs and / or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular energy company. Oil and gas companies operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Energy companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to regulation by the Federal Energy Regulatory Commission (“FERC”) with respect to tariff rates these companies may charge for pipeline transportation services. An adverse determination by the FERC with respect to the tariff rates of an energy company could have a material adverse effect on its business, financial condition, results of operations and cash flows and its ability to make cash distributions to its equity owners.

●	Regulatory Risk. Energy companies are subject to regulation by governmental authorities in various jurisdictions and may be adversely affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Regulation exists in multiple aspects of their operations, including reports and permits concerning exploration, drilling, and production; how facilities are constructed, maintained and operated; how wells are spaced; the unitization and pooling of properties; environmental and safety controls, including emissions release, the reclamation and abandonment of wells and facility sites, remediation, protection of endangered species, and the discharge and disposition of waste materials; offshore oil and gas operations; and the prices they may charge for the oil and gas produced or transported under federal and state leases and other products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which may increase compliance costs and may adversely affect the financial performance of energy companies. Additionally, legislation has been proposed that would, if enacted into law, make significant changes to U.S. federal income tax laws, including the elimination of certain U.S. federal income tax benefits currently available to oil and gas exploration and production companies.

The use of methods such as hydraulic fracturing may be subject to new or different regulation in the future. Any new state or federal regulations that may be imposed on hydraulic fracturing could result in additional permitting and disclosure requirements (including of substances used in the fracturing process) and in additional operating restrictions. The imposition of various conditions and restrictions on drilling and completion operations could lead to operational delays and increased costs and, moreover, could delay or effectively prevent the development of oil and gas from formations that would not be economically viable without the use of hydraulic fracturing.

●	Environmental Risk. Energy company activities are subject to stringent environmental laws and regulation by many federal, state and local authorities, international treaties and foreign governmental authorities. Failure to comply with such laws and regulations or to obtain any necessary environmental permits pursuant to such laws and regulations could result in fines or other sanctions. Congress and other domestic and foreign governmental authorities have either considered or implemented various laws and regulations to restrict or tax certain emissions, particularly those involving air and water emissions. Existing environmental regulations could be revised or reinterpreted, new laws and regulations could be adopted or become applicable, and future changes in environmental laws and regulations could occur, which could impose significant additional costs. Energy companies have made and will likely continue to make significant capital and other expenditures to comply with these and other environmental laws and regulations. There can be no assurance that such companies would be able to recover all or any increased environmental costs from their customers or that their business, financial condition or results of operations would not be materially and adversely affected by such expenditures or any changes in domestic or foreign environmental laws and regulations, in which case the value of these companies’ securities could be adversely affected. In addition, energy companies may be responsible for environmentally-related liabilities, including any on-site liabilities associated with the environmental condition of facilities that it has acquired, leased or developed, or liabilities from associated activities, regardless of when the liabilities arose and whether they are known or unknown.

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Additional Information (unaudited) (continued)

Hydraulic fracturing is a common practice used to stimulate production of natural gas and/or oil from dense subsurface rock formations such as shales that generally exist several thousand feet below ground. The companies in which we will invest commonly apply hydraulic-fracturing techniques in onshore oil and natural gas drilling and completion programs. The process involves the injection of water, sand, and additives under pressure into a targeted subsurface formation. The water and pressure create fractures in the rock formations, which are held open by the grains of sand, enabling the oil or natural gas to flow to the wellbore. The use of hydraulic fracturing may produce certain wastes that may in the future be designated as hazardous wastes and may thus become subject to more rigorous and costly compliance and disposal requirements. The EPA has commenced a study of potential environmental effects of hydraulic fracturing on drinking water and groundwater, with initial results expected to be available by late 2012 and final results by 2014 and, more recently in October 2011, the EPA announced that it is launching a study regarding wastewater resulting from hydraulic fracturing activities and currently plans to propose standards by 2014 that such wastewater must meet before being transported to a treatment plant. Also, the Department of Energy is conducting an investigation into practices the agency could recommend to better protect the environment from drilling using hydraulic fracturing completion methods and the Department of the Interior has proposed disclosure, well testing and monitoring requirements for hydraulic fracturing on federal lands. The White House Council on Environmental Quality and a committee of the US House of Representatives are reviewing hydraulic-fracturing practices. At the same time, legislation has been introduced before Congress to provide for federal regulation of hydraulic fracturing and to require disclosure of the chemicals used in the fracturing process. In addition, some states have adopted, and other states are considering adopting, regulations that could impose more stringent permitting, disclosure and well construction requirements on hydraulic fracturing operations. Additional regulations could be imposed that could include, among other things, limiting injection of oil and gas well wastewater into underground disposal wells, due to concerns about the possibility of minor earthquakes being linked to such injection, an indirect activity to drilling utilized in certain geographic regions. If new laws or regulations that significantly restrict hydraulic fracturing or associated activity are adopted, such laws could make it more difficult or costly for the companies in which we invest to perform fracturing to stimulate production from tight formations, which could adversely impact their production levels, operations, cash flow and the value of their securities.

●	Climate Change Regulation Risk. Climate change regulation could result in increased operations and capital costs for the companies in which we invest. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the U.S. and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, which some scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Fund invests to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which we invest. These actions could result in increased costs of operations and impact the demand and prices for fossil fuels.

●	Terrorism Risk. Energy companies, and the market for their securities, are subject to disruption as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the wars in Afghanistan and Iraq and their aftermaths; and other geopolitical events, including upheaval in the Middle East or other energy producing regions. Cyber hacking could also cause significant disruption and harm to energy companies. The U.S. government has issued warnings that energy assets, specifically those related to energy, including exploration and production facilities, pipelines and transmission and distribution facilities, might be specific targets of terrorist activity. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on companies in the energy industry and markets. Such events may also adversely affect our business and financial condition.

●	Natural Disaster Risk. Natural risks, such as earthquakes, flood, lightning, hurricanes, tsunamis, tornadoes and wind, are inherent risks in energy company operations. For example, extreme weather patterns, such as Hurricane Ivan in 2004 and Hurricanes Katrina and Rita in 2005, the Tohuku earthquake and resulting tsunami in Japan in 2011, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas and significant volatility in the supply of energy and could adversely impact the prices of the securities in which we invest. This volatility may create fluctuations in commodity prices and earnings of energy companies.

Equity Securities Risk. Equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations about changes in interest rates, investor sentiment toward such entities, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer. Prices of equity securities of individual entities also can be affected by fundamentals unique to the company or partnership, including size, earnings power, coverage ratio and characteristics and features of different classes of securities. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. In addition, by writing covered call options, capital appreciation potential will be limited on a portion of our investment portfolio.

MLP Risks. An investment in MLP securities involves some risks that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Holders of units issued by an MLP are exposed to a possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state.

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Additional Information (unaudited) (continued)

Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the value of our investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by us generally would be taxed as dividend income. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the value of our common stock.

Certain MLPs in which we may invest depend upon their parent or sponsor entities for the majority of their revenues. Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as us, would be adversely affected.

Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers (including Canadian issuers) involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. For example, non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. Because we intend to limit our investments to no more than 35% of our Total Assets in securities issued by non-U.S. issuers (including Canadian issuers), we not be able to pass through to our stockholders any foreign income tax credits as a result of any foreign income taxes we pay. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. With respect to certain countries, there are also risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect the Fund’s assets held in non-U.S. countries. There may be less publicly available information about a non-U.S. company than there is regarding a U.S. company. Non-U.S. securities markets may have substantially less volume than U.S. securities markets and some non-U.S. company securities are less liquid than securities of otherwise comparable U.S. companies. Non-U.S. markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes securities issued by non-U.S. issuers can expect to have a higher expense ratio because of the increased transaction costs in non-U.S. markets and the increased costs of maintaining the custody of such non-U.S. securities. When investing in securities issued by non-U.S. issuers, there is also the risk that the value of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. We may, but do not currently intend to, hedge our exposure to non-U.S. currencies.

Capital Markets Risk. Global financial markets and economic conditions have been, and may continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. Despite more stabilized economic activity, if the volatility continues, the cost of raising capital in the debt and equity capital markets, and the ability to raise capital, may be impacted. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties, may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, we or the companies in which we invest may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, we or the companies in which we invest may not be able to meet obligations as they come due. Moreover, without adequate funding, energy companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Rising interest rates could limit the capital appreciation of equity units of energy companies as a result of the increased availability of alternative investments at competitive yields. Rising interest rates may increase the cost of capital for companies operating in this sector. A higher cost of capital or an inflationary period may lead to inadequate funding, which could limit growth from acquisition or expansion projects, the ability of such entities to make or grow dividends or distributions or meet debt obligations, the ability to respond to competitive pressures, all of which could adversely affect the prices of their securities.

In 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. A return to unfavorable economic conditions could impair our ability to achieve our investment objective. In addition, the events surrounding the recent negotiations regarding the U.S. federal government debt ceiling and the resulting agreement could adversely affect us. In 2011, S&P lowered its long-term sovereign credit rating on the U.S. federal government debt to “AA+” from “AAA.” We cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on our portfolio.

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Additional Information (unaudited) (continued)

Credit Risk. Credit risk refers to the possibility that the issuer of a security or other instrument will be unable to make timely interest payments and/or repay the principal on its debt. Because we may invest up to 20% of our Total Assets in debt securities, including those rated below investment grade, commonly referred to as “junk bonds,” we may be subject to a greater degree of credit risk than a fund investing only in investment grade securities. Generally, lower-grade securities provide a higher yield than higher-grade securities of similar maturity but are subject to greater risks, such as greater credit risk, greater volatility and greater liquidity concerns. Such securities are generally regarded as predominantly speculative and are more susceptible to non-payment of interest and principal and default than higher-grade securities and are more sensitive to specific issuer developments or real or perceived general adverse economic changes than higher-grade securities. The market for lower-grade securities may also have less information available than the market for other securities, further complicating evaluations and valuations of such securities.

Covered Call Risks. We cannot guarantee that our covered call option strategy will be effective. There are several risks associated with transactions in options on securities, including:

●	There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

●	The use of options may require us to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security we might otherwise sell. As the writer of a covered call option, we forego, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but retain the risk of loss should the price of the underlying security decline. Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which we have written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which we have written covered call options decline rapidly and materially, we could sustain material depreciation or loss to the extent we do not sell the underlying securities (which may require it to terminate, offset or otherwise cover our option position as well).

●	There can be no assurance that a liquid market will exist when we seek to close out an option position. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise. Reasons for the absence of a liquid secondary market for exchange-traded options may include, but are not limited to, the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities may not be adequate to handle current trading volume; or (vi) the relevant exchange could discontinue the trading of options. In addition, our ability to terminate OTC options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations.

●	The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend or distribution yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. Any of the foregoing could impact or cause to vary over time the amount of income we are able to generate through our covered call option strategy.

●	The number of covered call options we can write is limited by the number of shares of the corresponding common stock we hold. Furthermore, our covered call option transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

●	If we fail to maintain any required asset coverage ratios in connection with any use by us of leverage, we may be required to redeem or prepay some or all of our leverage instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any option transaction. Early termination of an option could result in a termination payment by or to us.

Legal and Regulatory Risk. Legal, tax and regulatory changes could occur and may adversely affect us or our ability to pursue our investment strategy and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the Commodity Futures Trading Commission (“CFTC”), the SEC, the U.S. Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect us. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. We also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

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Additional Information (unaudited) (continued)

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which we invest, or the issuers of such securities, in ways that are unforeseeable and on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions has been suddenly and/or substantially eliminated or otherwise negatively impacted. Given the complexities of the global financial markets and the limited timeframe within which governments have been able to take action, these interventions have sometimes been unclear in scope and application, resulting in confusion and uncertainty, which in itself has been materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies. Decisions made by government policy makers could exacerbate the current economic difficulties in the U.S. and other countries.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes, regulations and otherwise to take extraordinary actions in the event of market emergencies. We and our Adviser have historically been eligible for exemptions from certain regulations. However, there is no assurance that we or our Adviser will continue to be eligible for such exemptions. For example, we have filed with the CFTC and the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” under Regulation 4.5 under the Commodity Exchange Act, as amended (the “CEA”), with respect to our operation. However, the CFTC has recently adopted amendments to CFTC Regulation 4.5, which, when effective, may subject our Adviser to regulation by the CFTC, and require it to operate us subject to applicable CFTC requirements, including registration, disclosure and operational requirements. Compliance with these additional requirements may increase our expenses. Certain of the rules that would apply to us if we becomes subject to CFTC regulation have not yet been adopted, and while it is unclear what the effect of those rules would be on us if they are adopted, these rules could potentially limit or restrict our ability to pursue our investment objective and execute our investment strategy.

Congress recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, recordkeeping, and registration requirements. Because the legislation leaves much to agency rule making, its ultimate impact remains unclear. New regulations could, among other things, restrict our ability to engage in derivative transactions (for example, by making certain types of derivative transactions no longer available to us) and/or increase the costs of such derivative transactions (for example, by increasing margin or capital requirements), and we may be unable to execute our investment strategy as a result. It is unclear how the regulatory changes will affect counterparty risk.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits may also apply to certain other derivatives positions we may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if we do not intend to exceed applicable position limits, it is possible that different clients managed by our Adviser and its affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of our Adviser may have to be modified and that positions we hold may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect our performance.

Performance and Distribution Risk. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. We cannot assure you that you will receive distributions at a particular level or at all. Dividends and distributions on equity securities are not fixed but are declared at the discretion of the issuer’s board of directors. If stock market volatility declines, the level of premiums from writing covered call options will likely decrease as well. Payments to close-out written call options will reduce amounts available for distribution from gains earned in respect of call option expiration or close out. The equity securities in which we invest may not appreciate or may decline in value. Net realized and unrealized gains on the securities investments will be determined primarily by the direction and movement of the applicable securities markets and the Fund’s holdings. Any gains that we do realize on the disposition of any securities may not be sufficient to offset losses on other securities or option transactions. A significant decline in the value of the securities in which we invest may negatively impact our ability to pay distributions or cause you to lose all or a part of your investment.

In addition, the 1940 Act may limit our ability to make distributions in certain circumstances. Restrictions and provisions in any future credit facilities and our debt securities may also limit our ability to make distributions. For federal income tax purposes, we are required to distribute substantially all of our net investment income each year both to reduce our federal income tax liability and to avoid a potential excise tax. If our ability to make distributions on our common stock is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our stockholders.

Operating Results Risk. We could experience fluctuations in our operating results due to a number of factors, including the return on our investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses on our investments and written call options, the level of call premium we receive by writing covered calls, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

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Portfolio Turnover Risk. We may, but under normal market conditions do not intend to, engage in frequent and active trading of portfolio securities to achieve our investment objective. However, annual portfolio turnover as a result of our purchases and sales of equity securities and call options in connection with our covered call option strategy may exceed 100%, which is higher than many other investment companies and would involve greater trading costs to us and may result in greater realization of taxable capital gains.

Leverage Risk. Our use of leverage through the issuance of preferred stock or debt securities, and any borrowings or other transactions involving indebtedness (other than for temporary or emergency purposes) would be considered “senior securities” for purposes of the 1940 Act and create risks. Leverage is a speculative technique that may adversely affect common stockholders. If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on our Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to our Adviser will be calculated on the basis of Managed Assets, the fees will increase when leverage is utilized, giving our Adviser an incentive to utilize leverage.

Our issuance of senior securities involves offering expenses and other costs, including interest payments, which are borne indirectly by our common stockholders. Fluctuations in interest rates could increase interest or distribution payments on our senior securities, and could reduce cash available for distributions on common stock. Increased operating costs, including the financing cost associated with any leverage, may reduce our total return to common stockholders.

The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, distribution limitations, voting right requirements (in the case of the senior equity securities), and restrictions on our portfolio composition and our use of certain investment techniques and strategies. The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities. These requirements may have an adverse effect on us and may affect our ability to pay distributions on common stock and preferred stock. To the extent necessary, we currently intend to redeem any senior securities to maintain the required asset coverage. Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so.

Hedging and Derivatives Risk. In addition to writing call options as part of the investment strategy, we may invest in derivative instruments for hedging or risk management purposes. Our use of derivatives could enhance or decrease the cash available to us for payment of distributions or interest, as the case may be. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on our performance. Derivative transactions, including options on securities and securities indices and other transactions in which we may engage (such as forward currency transactions, futures contracts and options thereon, and total return swaps), may subject us to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels, interest rates and foreign currency exchange rates and imperfect correlations between our securities holdings and indices upon which derivative transactions are based. We also will be subject to credit risk with respect to the counterparties to any OTC derivatives contracts we purchased. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, we may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. We may obtain only a limited recovery or may obtain no recovery in such circumstances. In addition, if the counterparty to a derivative transaction defaults, we would not be able to use the anticipated net receipts under the derivative to offset our cost of financial leverage.

Interest rate transactions will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. To the extent there is a decline in interest rates, the value of certain derivatives could decline, and result in a decline in our net assets

Tax Risk. We intend to elect to be treated, and to qualify each year, as a RIC under the Code. To maintain our qualification for federal income tax purposes as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year we fail to qualify for the special federal income tax treatment afforded to regulated investment companies, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our stockholders) and our income available for distribution will be reduced.

Liquidity Risk. We may invest in securities of any market capitalization and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair our ability to sell particular securities or close call option positions at an advantageous price or a timely manner. We may invest in mid-capitalization and small-capitalization companies, which may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. These securities may be difficult to sell at a favorable price at the times when we believe it is desirable to do so.

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Additional Information (unaudited) (continued)

Delay in Use of Proceeds Risk. Although we expect to fully invest the net proceeds of this offering within three to six months after the closing of this offering, such investments may be delayed if suitable investments are unavailable at the time, if market conditions and volumes of securities are not favorable at the time or for other reasons. As a result, the proceeds may be invested in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. Government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. The three to six month timeframe associated with the anticipated use of proceeds could lower returns and lower our yield in the first year after the issuance of the common stock.

Restricted Securities Risk. We may invest up to 30% of our Total Assets in restricted securities that are ineligible for resale under Rule 144A, all of which may be illiquid securities. Restricted securities (including Rule 144A securities) are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity may create special risks for us. However, we could sell such securities in private transactions with a limited number of purchasers or in public offerings under the 1933 Act.

Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit our ability to dispose of them and may lower the amount we could realize upon their sale. To enable us to sell our holdings of a restricted security not registered under the 1933 Act, we may have to cause those securities to be registered. The expenses of registering restricted securities may be determined at the time we buy the securities. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.

Rule 144A Securities Risk. We may purchase Rule 144A securities. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers, such as us. Securities saleable among qualified institutional buyers pursuant to Rule 144A will not be counted towards the 30% limitation on restricted securities. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by us, however, could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices.

Anti-Takeover Provisions Risks. Maryland law and our Articles of Incorporation (“Charter”) and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of common stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us.

Management Risk. To the extent that our Adviser’s assets under management grow, our Adviser may have to hire additional personnel and, to the extent they are unable to hire or retain qualified individuals, our operations may be adversely affected. There can be no guarantee that the Adviser’s application of investment techniques, call option strategy and risk analyses in making investment decisions for us will produce the desired results.

Market Discount Risk. Shares of closed-end investment companies frequently trade at a discount from net asset value but in some cases have traded above net asset value. Continued development of alternatives as a vehicle for investing in listed energy infrastructure securities may contribute to reducing or eliminating any premium or may result in our shares trading at a discount. The risk of the shares of common stock trading at a discount is a risk separate from the risk of a decline in our net asset value as a result of investment activities. Our net asset value will be reduced immediately following an offering of our common or preferred stock due to the offering costs for such stock, which are borne entirely by us. Although we also bear the offering costs of debt securities, such costs are amortized over time and therefore do not impact our net asset value immediately following an offering.

Whether stockholders will realize a gain or loss for federal income tax purposes upon the sale of our common stock depends upon whether the market value of the common stock at the time of sale is above or below the stockholder’s basis in such shares, taking into account transaction costs, and it is not directly dependent upon our net asset value. Because the market value of our common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above net asset value, or at, below or above the public offering price for our common stock.

Ecofin Sustainable and Social Impact Term Fund

Management Risk. Our ability to achieve our investment objective is directly related to our Adviser’s and our Subadviser’s investment strategies for the Fund. The value of your investment in our common shares may vary with the effectiveness of the research and analysis conducted by our Adviser and our Subadviser and their ability to identify and take advantage of attractive investment opportunities. If the investment strategies of our Adviser and our Subadviser do not produce the expected results, the value of your investment could be diminished or even lost entirely, and we could underperform the market or other funds with similar investment objectives.

Asset Allocation Risk. Our investment performance depends, at least in part, on how the Investment Committee of our Adviser allocates and reallocates our assets among the various asset classes and security types in which we may invest. Such allocation decisions could cause our investments to be allocated to asset classes and security types that perform poorly or underperform other asset classes and security types or available investments.

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Non-Diversified Risk. We are classified as a “non-diversified” investment company under the 1940 Act. Therefore, we may invest a relatively high percentage of our assets in a smaller number of issuers or may invest a larger proportion of our assets in a single issuer than a diversified fund. As a result, we may be more susceptible than a diversified fund to any single corporate, political, geographic or regulatory occurrence.

Limited Term and Tender Offer Risks. We are scheduled to dissolve as of the as of the close of business twelve years from the effective date of the initial registration statement of the Fund (such date, including any extension, the “Termination Date”). Our investment policies are not designed to return to common shareholders their original net asset value or purchase price. Our final distribution to common shareholders on the Termination Date and the amount paid to participating common shareholders upon completion of an eligible tender offer will be based upon our net asset value at such time. Our Declaration of Trust provides that an eligible tender offer (an “Eligible Tender Offer”) is a tender offer by the Fund to purchase up to 100% of the then-outstanding common shares of beneficial interest (“common shares”) of the Fund as of a date within the 12 months preceding the Termination Date. Depending on a variety of factors, including the performance of our investment portfolio over the period of our operations, the amount distributed to common shareholders in connection with our termination or paid to participating common shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than your original investment. Additionally, given the nature of certain of our investments, the amount actually distributed upon our termination may be less than our net asset value per share on the Termination Date, and the amount actually paid upon completion of an Eligible Tender Offer may be less than our net asset value per share on the expiration date of the Eligible Tender Offer.

Because our assets will be liquidated in connection with our termination or to pay for common shares tendered in an Eligible Tender Offer, we may be required to sell portfolio securities when we otherwise would not, including at times when market conditions are not favorable, which may cause us to lose money. Given the nature of certain of our investments, particularly our direct investments, we may be unable to liquidate certain of our investments until well after the Termination Date. In this case, we may make one or more additional distributions after the Termination Date of any cash received from the ultimate liquidation of those investments. This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal our net asset value on the Termination Date, depending on the ultimate results of such post-Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, our Board of Directors determines it is in the best interest of the Fund, we may transfer any portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to common shareholders as part of our final distribution. Interests in the liquidating trust are expected to be nontransferable, except by operation of law. There can be no assurance as to the timing of or the value obtained from the liquidation of any investments transferred to a liquidating trust.

The obligation to terminate on the Termination Date also may impact adversely the implementation of our investment strategies. There can be no assurance that our Adviser and our Subadviser will be successful in their efforts to minimize any detrimental effects on our investment performance caused by our obligation to liquidate our investment portfolio and distribute all of our liquidated net assets to common shareholders of record on the Termination Date. In particular, our Adviser and our Subadviser may face difficulties exiting our direct investments on or prior to the Termination Date at favorable prices, if at all. In addition, as we approach the Termination Date, we may invest the proceeds of sold, matured or called securities in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect our investment performance. In the course of the liquidation, we must continue to satisfy the asset diversification requirements to qualify as a RIC for federal income tax purposes, which may also have a negative effect on our investment performance. If we fail to comply with these requirements, we may be liable for federal income tax in the year of the liquidation. Moreover, rather than reinvesting the proceeds of sold, matured or called securities, we may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of our total assets.

If we conduct an Eligible Tender Offer, we anticipate that funds to pay the aggregate purchase price of common shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments. In addition, we may be required to dispose of portfolio investments in connection with any reduction in our outstanding leverage necessary in order to maintain our desired leverage ratios following an Eligible Tender Offer. The risks related to the disposition of portfolio investments in connection with our termination also would be present in connection with the disposition of portfolio investments in connection with an Eligible Tender Offer. It is likely that during the pendency of an Eligible Tender Offer, and possibly for a time thereafter, we will hold a greater than normal percentage of our total assets in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect our investment performance. If our tax basis for the portfolio investments sold is less than the sale proceeds, we will recognize capital gains, which we will be required to distribute to common shareholders. In addition, our purchase of tendered common shares pursuant to an Eligible Tender Offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering common shareholders. The purchase of common shares pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Fund of non-tendering common shareholders. All shareholders remaining after an Eligible Tender Offer will be subject to proportionately higher expenses due to the reduction in our total assets resulting from payment for the tendered common shares. Such reduction in our total assets also may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on our investment performance.

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Additional Information (unaudited) (continued)

We are not required to conduct an Eligible Tender Offer. Our Declaration of Trust provides that, following an Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure our continued viability (the “Termination Threshold”). If we conduct an Eligible Tender Offer, there can be no assurance that the number of tendered common shares would not result in our net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no common shares will be repurchased pursuant to the Eligible Tender Offer and we will terminate on the Termination Date subject to permitted extensions. Following the completion of an Eligible Tender Offer in which the number of tendered common shares would result in our net assets totaling greater than the Termination Threshold, our Board of Directors may eliminate the Termination Date upon the affirmative vote of a majority of our Board of Directors and without a vote of our shareholders. Thereafter, we will have a perpetual existence. Our Adviser may have a conflict of interest in recommending to our Board of Directors that the Termination Date be eliminated and we have a perpetual existence. We are not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, and as a result remaining common shareholders may only be able to sell their common shares at a discount to net asset value

Essential Asset-Based Investing Risks. Our focus on essential asset-based investments means that our performance will be closely tied to the performance of issuers or projects in essential asset sectors such as the education, housing, healthcare, social and human services, power, water, energy, infrastructure, basic materials, industrial, transportation and telecommunications sectors and the fiscal and financial health of issuers of municipal securities funding essential asset projects. The concentration of our investments in these sectors may present more risk than if we were broadly diversified over numerous industries and sectors of the economy. A downturn in one or more of these sectors would have a greater impact on us than on a fund that does not focus on essential asset-based investments. The performance of the securities of issuers in multiple essential asset sectors may react similarly to certain market, economic and other factors. This correlation may be higher during periods of market stress, and there may be times when the performance of securities of issuers in multiple essential asset sectors lags the performance of the market as a whole. There can be no assurance that the allocation of our assets among securities of issuers across the range of essential asset sectors will provide our common shareholders with any of the benefits typically associated with sector diversification.

In addition, our portfolio will be subject to sector specific risks of the energy and energy infrastructure sector, sustainable infrastructure sector and social infrastructure sector. Accordingly, we expect that the performance of our investment portfolio will be closely tied to the performance of these sectors. Risks inherent in the businesses of such companies may include:

●	Operating Risk. Energy and infrastructure companies are subject to many operating risks, including equipment failure causing outages; structural, maintenance, impairment and safety problems; transmission or transportation constraints, inoperability or inefficiencies; dependence on a specified fuel source; changes in electricity and fuel usage; availability of competitively priced alternative energy sources; changes in generation efficiency and market heat rates; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; seasonality; changes in supply and demand for energy; catastrophic and/or weather-related events such as spills, leaks, well blowouts, uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; and environmental compliance.

The energy and infrastructure sectors are cyclical and from time to time may experience a shortage of drilling rigs, equipment, supplies or qualified personnel. A company may not be able to successfully and timely complete capital improvements to existing or other capital projects, which could subject the company to additional costs and/or the write-off of its investment in the project or improvement. The marketability of oil and gas production depends in large part on the availability, proximity and capacity of pipeline systems owned by third parties. Oil and gas properties are subject to royalty interests, liens and other burdens, encumbrances, easements or restrictions, all of which could impact the production of a particular energy company. Oil and gas companies operate in a highly competitive and cyclical industry, with intense price competition. A significant portion of their revenues may depend on a relatively small number of customers, including governmental entities and utilities.

Energy companies engaged in interstate pipeline transportation of natural gas, refined petroleum products and other products are subject to federal regulation with respect to the tariff rates these companies may charge for pipeline transportation services. An adverse determination with respect to the tariff rates of an energy company could have a detrimental effect on its business. Clean energy-related investments are subject to many of the same operating risks that apply to traditional energy companies, as described above. Such companies can also be negatively affected by lower energy output resulting from variable inputs, mechanical breakdowns, faulty technology, competitive electricity markets or changing laws that mandate the use of renewable energy sources by electric utilities. In addition, companies that engage in energy efficiency projects may be unable to protect their intellectual property or face declines in the demand for their services due to changing governmental policies or budgets, among other things.

Recently imposed tariffs on imports could affect a number of energy sectors, including oil, gas, solar and wind sectors by increasing operating costs.

●	Construction Risk. To the extent we invest in projects that involve significant construction, including but not limited to clean energy-related investments, such projects are subject to construction risk. Construction delays may adversely affect companies that generate power from clean sources. The ability of these projects to generate revenues will often depend upon their successful completion of the construction and operation of generating assets. Capital equipment for renewable energy projects needs to be manufactured, shipped to project sites, installed and tested on a timely basis. In addition, on-site roads, substations, interconnection facilities and other infrastructure all need to be either

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built or purchased and installed by the operating companies of these projects. Construction phases may not be completed or may be substantially delayed, as a result of inclement weather, labor disruptions, technical complications or other reasons, and material cost over-runs may be incurred, which may result in such projects being unable to earn positive income, which could negatively impact the market values of our Direct Investments in clean energy-related issuers.

●	Regulatory Risk. Energy and infrastructure companies, including sustainable and social infrastructure companies, are subject to regulation by governmental authorities in various jurisdictions and may be adversely affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Regulation exists in multiple aspects of their operations, including reports and permits concerning exploration, drilling and production; how facilities are constructed, maintained and operated; how wells are spaced; the unitization and pooling of properties; environmental and safety controls, including emissions release, the reclamation and abandonment of wells and facility sites, remediation, protection of endangered species and the discharge and disposition of waste materials; offshore oil and gas operations; and the prices they may charge for the oil and gas produced or transported under federal and state leases and other products and services. Stricter laws, regulations or enforcement policies could be enacted in the future which may increase compliance costs and may adversely affect the financial performance of such companies. Additionally, future legislation may make significant changes to U.S. federal income tax laws, including the elimination of certain U.S. federal income tax benefits currently available to oil and gas exploration and production companies. The use of methods such as hydraulic fracturing may be subject to new or different regulation in the future. Any new state or federal regulations that may be imposed on hydraulic fracturing could result in additional permitting and disclosure requirements (including of substances used in the fracturing process) and in additional operating restrictions. The imposition of various conditions and restrictions on drilling and completion operations could lead to operational delays and increased costs and, moreover, could delay or effectively prevent the development of oil and gas from formations that would not be economically viable without the use of hydraulic fracturing.

The market for electricity generation projects is influenced by U.S. federal, state and local government regulations and policies concerning the electric utility industry, as well as policies promulgated by electric utilities. Customer purchases of, or further investment in the research and development of, clean energy technologies could be deterred by these regulations and policies, which could result in a significant reduction in the potential demand for clean energy project development and investments. For example, without certain major incentive programs and or the regulatory mandated exception for clean energy systems, utility customers are often charged interconnection or stand by fees for putting distributed power generation on the electric utility network. These fees could increase the cost to customers of using clean energy and make it less desirable.

●	Environmental Risk. Energy and infrastructure company activities, including sustainable and social infrastructure company activities, are subject to stringent environmental laws and regulation by many federal, state and local authorities, international treaties and foreign governmental authorities. Failure to comply with such laws and regulations or to obtain any necessary environmental permits pursuant to such laws and regulations could result in fines or other sanctions. Congress and other domestic and foreign governmental authorities have either considered or implemented various laws and regulations to restrict or tax certain emissions, particularly those involving air and water emissions. Existing environmental regulations could be revised or reinterpreted, new laws and regulations could be adopted or become applicable, and future changes in environmental laws and regulations could occur, which could impose significant additional costs. Energy companies have made and will likely continue to make significant capital and other expenditures to comply with these and other environmental laws and regulations. There can be no assurance that such companies would be able to recover all or any increased environmental costs from their customers. In addition, energy companies may be responsible for environmentally-related liabilities, including any on-site liabilities associated with the environmental condition of facilities that it has acquired, leased or developed, or liabilities from associated activities, regardless of when the liabilities arose and whether they are known or unknown.

●	Climate Change Regulation Risk. Climate change regulation could result in increased operations and capital costs for the companies in which we invest. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, which some scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which we invest and could impact the demand and prices for fossil fuels.

●	Government Incentives Risk. The reduction or elimination of government economic incentives could impede growth of certain essential asset issuers including in particular clean energy companies. Because a significant portion of the revenues to the clean energy-related issuers in which we expect to invest are expected to involve the market for the international and domestic electricity grids, the reduction or elimination of government and economic incentives may adversely affect the growth of this market or result in increased price competition.

●	Renewable Energy Risk. Renewable energy companies are dependent upon factors such as available solar resource, wind conditions, weather conditions and power generating equipment performance that may significantly impact the performance of such companies. Solar, wind and weather conditions generally have natural variations from season to season and from year to year and may also change permanently because of climate change or other factors. Solar and wind energy is highly dependent on weather conditions and, in particular, on available solar and wind conditions. Moreover, power generating equipment used generally by renewable energy companies is accompanied by the attendant costs of maintaining such equipment while in use and subject to risks of obsolescence associated with emerging and disruptive new technologies.

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Additional Information (unaudited) (continued)

●	Gas Risk. Gas transmission companies and gas distribution companies are undergoing significant changes. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. Gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. In certain jurisdictions, acquisitions and dispositions in this industry might require regulatory approvals and be subject to significant regulatory requirements. Obtaining any such approvals and complying with any such regulatory requirements may be costly and/or time-consuming to obtain. For example, in the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission (“FERC”), so certain of the Fund’s acquisitions and dispositions may be subject to FERC approval under the U.S. Federal Power Act, as amended.

●	Commodity Price Volatility Risk. The volatility of energy commodity prices can significantly affect energy companies due to the impact of prices on the volume of commodities developed, produced, gathered and processed. In addition, the performance of clean energy-related investments may be affected by changes in the market price of electricity.

Historically, commodity prices have been cyclical and exhibited significant volatility, which may adversely impact the market prices, operations, cash flows and financial performance of our investments in the energy sector. Commodity prices fluctuate for several reasons, including changes in global and domestic energy market, general economic conditions, consumer demand, price and level of foreign imports, the impact of weather on demand, levels of domestic and worldwide supply, levels of production and imports, domestic and foreign governmental regulation, political instability, acts of war and terrorism, the success and costs of resource development, conservation and environmental protection efforts, competition from other sources, taxation and the availability of local, intrastate and interstate transportation systems.

●	Supply and Demand Risk. A decrease in the exploration, production or development of natural gas, natural gas liquids, crude oil or refined petroleum products, or a decrease in the volume of such commodities, may adversely impact the financial performance and profitability of energy companies. Production declines and volume decreases could be caused by various factors, including changes in commodity prices, oversupply, depletion of resources, declines in estimates of proved reserves, catastrophic events affecting production, labor difficulties, political events, production variance from expectations, Organization of the Petroleum Exporting Countries (“OPEC”) actions, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems or outages, inability to obtain necessary permits or carry out new construction or acquisitions, unanticipated expenses, import supply disruption, increased competition from alternative energy sources and other events. Reductions in or prolonged periods of low prices for natural gas and crude oil can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher.

A sustained decline in or varying demand for such commodities could also adversely affect the financial performance of energy companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, political and economic conditions in other natural resource producing countries including embargoes, hostilities in the Middle East, military campaigns and terrorism, OPEC actions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, exchange rates and changes in commodity prices or weather.

●	Water Risk. Water supply utilities are companies that collect, purify, distribute and sell water. In the United States and around the world the industry is highly fragmented because most of the supplies are owned by local authorities. Companies in this industry are generally mature and are experiencing little or no per capita volume growth. Water supply utilities are subject to the risk of existing or future environmental contamination, including, among others, soil and groundwater contamination as well as the delivery of contaminated water, as a result of the spillage of hazardous materials or other pollutants. Water supply utilities are also subject to the risk of increased costs, which may result from a number of factors, including fluctuations in water availability or costs associated with desalination.

●	Public Infrastructure Risks. We may invest in public infrastructure projects that constitute significant strategic value to public or governmental bodies. Such assets may have a national or regional profile and may have monopolistic or oligopolistic characteristics. The very nature of these assets could create additional risks not common in other industry sectors. Given the national or regional profile and/or irreplaceable nature of certain strategic assets, such assets may constitute a higher risk target for terrorist acts or political actions, such as expropriation, which may negatively affect the operations, revenue, profitability or contractual relationships of investments. For example, in response to public pressure and/or lobbying efforts by specific interest groups, government entities may put pressure on these investments to reduce toll rates, limit or abandon planned rate increases and/or exempt certain classes of users from tolls. Given the essential nature of the services provided by certain public infrastructure, there is also a higher probability that if an owner of such assets fails to make such services available, users of such services may incur significant damage and may be unable to replace the supply or mitigate any such damage, thereby heightening the risks of third-party claims. These assets are also impacted by the interests of local communities and stakeholders, which may affect the operation of such assets. Certain of these communities may have or develop interests or objectives which are different from, or even in conflict with, the owners of such assets.

●	Education Risks. Education facilities may be impacted by risks beyond their operating and financial performance, including being adversely impacted by changes in the political environment, public sentiment or regulation. This could cause a reduction or loss in funding from local, state and federal governments. Additionally, certain education facilities (such as charter schools) are also operated pursuant to charters granted by various state or other regulatory authorities and are dependent upon compliance with the terms of such charters in order to obtain funding from local, state and federal governments and we can be adversely affected by a facility’s failure to comply with its charter, an adverse audit or review, or non-renewal or revocation of a charter.

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Additional Information (unaudited) (continued)

Equity Securities

Equity Securities Risk, Including Common Stock Risk. Market prices of common stocks and other equity securities may be affected by macroeconomic and other factors affecting the stock market in general, including changes in financial or political conditions that may affect particular industries or the economy in general and changes in investor sentiment. Prices of equity securities of individual issuers also can be affected by fundamentals unique to the issuer, including changes, or perceived changes, in the issuer’s business, financial condition or prospects, and may fall to zero in the event of the issuer’s bankruptcy. Equity security prices have historically experienced periods of significant volatility, particularly during recessions or other periods of financial stress, and can be expected to experience significant volatility in the future. The equity securities we hold may undergo sudden, unpredictable drops in price or long periods of price decline. There can be no assurance that the level of dividends paid with respect to the dividend paying equity securities in which we invest will be maintained. In addition, by writing covered call options on a portion of the listed equity securities in our investment portfolio, the capital appreciation potential of such securities will be limited.

The performance of certain of the equity securities in which we invest, including certain common stocks and the preferred equities and MLPs in which we invest, may be sensitive to changes in market interest rates and, accordingly, may be more highly correlated than the broader equity markets with the performance of debt securities, including the debt securities in which we invest. Accordingly, there can be no assurance that the allocation of our assets among equity and debt securities will provide our common shareholders with any of the benefits typically associated with asset class diversification.

Small- and Mid-Capitalization Company Risk. Investing in equity securities of small-capitalization and mid-capitalization companies may involve greater risks than investing in equity securities of larger, more established companies. Small-capitalization and mid-capitalization companies generally have limited product lines, markets and financial resources. Their equity securities may trade less frequently and in more limited volumes than the equity securities of larger, more established companies. Also, small-capitalization and mid-capitalization companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, the market prices of their equity securities may experience greater volatility and may decline more than those of large-capitalization companies in market downturns.

Preferred Equity Risk. The right of a holder of an issuer’s preferred equity to distributions, dividends and liquidation proceeds is junior to the rights of the issuer’s creditors, including holders of debt securities. Market prices of preferred equities may be subject to factors that affect debt and equity securities, including changes in market interest rates and changes, or perceived changes, in the issuer’s creditworthiness. Holders of preferred equity may suffer a loss of value if distribution or dividend rates are reduced or distributions or dividends are not paid. Under normal conditions, holders of preferred equity usually do not have voting rights with respect to the issuer. The ability of holders of preferred equity to participate in the issuer’s growth may be limited.

MLP Risks. An investment in MLPs involves some risks that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP common units have limited control and voting rights on matters affecting the MLP. Holders of MLP common units are exposed to a possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP common units to vote to remove or replace the general partner of the MLP, to approve amendments to the MLP’s organizational documents or to take other action under the MLP’s organizational documents would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership or LLC statute of that state.

Holders of MLP common units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the market value of our investment in an MLP will depend largely on the MLP’s treatment as a qualified publicly traded partnership for federal income tax purposes. If an MLP does not meet current legal requirements to maintain status as a publicly traded partnership that is taxed as a partnership for federal income tax purposes or if it is unable to do so because of changes in tax laws or regulations, it would be treated as a corporation for federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level, and distributions received by us generally would be taxed as dividend income. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the market price of our common shares.

Certain MLPs in which we may invest depend upon their parent or sponsor entities for the majority of their revenues. If the parent or sponsor entity of such an MLP fails to make such payments or satisfy its obligations, the revenues and cash flows of the MLP and the ability of the MLP to make distributions to common unit holders, such as us, would be adversely affected.

Debt Securities

Debt Securities Risks. Investments in debt securities are generally subject to credit risk, extension risk, interest rate risk, prepayment risk and spread risk:

●	Credit Risk. Credit risk is the risk that the market value of debt securities may decline if the issuer or the borrower, or a guarantor, defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making timely payments of principal or interest. We could lose money if the issuer of or borrower under, or a guarantor of, a debt security defaults or is unable or unwilling to make timely principal or interest payments. The lower quality or unrated securities in which we invest may present increased credit risk as compared to higher rated securities, including the possibility of default or bankruptcy.

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Additional Information (unaudited) (continued)

●	Extension Risk. During periods of rising market interest rates, it becomes more expensive for a borrower to refinance its existing debt obligations. During such periods, repayments of debt securities may occur more slowly than anticipated by the market because the issuer or borrower will prefer to pay interest at a lower rate. This may cause the market prices of such debt securities to decline.

●	Interest Rate Risk. The market prices of debt securities typically decline in the event of increases in market interest rates, which are currently near historically low levels. Changes in government policy may cause market interest rates to rise, which may result in periods of market volatility or harm our performance and net asset value. Declines in market interest rates also may increase prepayments of debt securities, which, in turn, would increase prepayment risk. Debt securities with longer maturities tend to be more sensitive to changes in market interest rates, typically making their prices more volatile than securities with shorter maturities. The Federal Reserve recently raised the federal funds rate several times, and has indicated that it may continue to do so. Therefore, there is a risk that interest rates will rise, which will likely drive down bond prices.

●	Prepayment, Call or Reinvestment Risk. Many issuers and borrowers have a right to prepay their debt securities prior to the stated maturity date. If market interest rates fall, an issuer or borrower may exercise this right in order to refinance its debt obligations at a lower rate. In that event, a holder of the issuer’s or borrower’s debt securities will not benefit from the rise in market price that normally accompanies a decline in market interest rates. Reinvestment risk is the risk that, upon the sale or repayment (at maturity or otherwise) of debt securities we hold, we will be required to reinvest the proceeds in debt securities paying lower interest rates than the debt securities that were sold or repaid. In this event, our distribution rate may decline. A decline in the income we receive from our investments is likely to have a negative effect on our market price, net asset value and/or overall return.

●	Spread Risk. Wider credit spreads and decreasing market values typically represent a deterioration of a debt security’s credit soundness and a perceived greater likelihood or risk of default by the issuer. High Yield Securities Risks. High yield debt securities, commonly referred to as “junk” bonds, are debt securities rated below investment grade (i.e., BB+/Ba1 or lower) or unrated securities that our Adviser or Subadviser deems to be of comparable quality. These securities may be subject to greater levels of credit and liquidity risk than debt securities rated investment grade. In addition, high yield debt securities generally have greater price fluctuations, are less liquid and are more likely to experience a default than higher rated debt securities. High yield debt securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. High yield debt securities are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.

During recessions, other periods of financial stress or periods of rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. The market prices of high yield debt securities have historically been subject to significant, rapid declines, reflecting an expectation that many issuers of such securities might experience financial difficulties. In these events, the yields on high yield debt securities rise dramatically, reflecting the risk that holders of such securities could lose a substantial portion of the value of their investment as a result of the issuers’ financial restructuring or default. It can be expected that similar market price declines will occur in the future. The market for high yield debt securities generally is thinner and less active than that for higher rated securities, which may limit our ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, also may decrease the market prices and liquidity of high yield debt securities, especially in a thinly traded market. Changes by NRSROs in their rating of a debt security may affect the market price of such security. Analysis of the creditworthiness of issuers of high yield debt securities may be more complex than for issuers of higher-quality debt securities, and our ability to achieve our investment objective may, to the extent we invest in high yield debt securities, be more dependent upon our Adviser’s credit analysis than would be the case if we were investing in higher-quality debt securities.

The corporate debt securities in which we invest generally will be high yield debt securities. Because the performance of high yield corporate debt securities, especially during periods of market stress, may be affected by changes, or perceived changes, in the issuer’s business, financial condition or prospects, the performance of our investments in high yield corporate debt securities may be correlated with the performance of equity securities, including the equity securities in which we invest. Accordingly, there can be no assurance that the allocation of our assets among equity and debt securities will provide our common shareholders with any of the benefits typically associated with asset class diversification.

Defaulted Securities Risks. Defaulted securities are speculative and involve substantial risks in addition to the risks of investing in high yield securities or unrated securities of comparable quality that have not defaulted. We generally will not receive interest payments on the defaulted securities and there is a substantial risk that principal will not be repaid. We may incur additional expenses to the extent we are required to seek recovery upon a default in the payment of principal of or interest on our portfolio holdings. In any reorganization or liquidation proceeding relating to a defaulted security, we may lose the value of our entire investment or may be required to accept cash or securities with a value less than our original investment. Defaulted securities and any securities received in exchange for defaulted securities may be subject to restrictions on resale.

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Additional Information (unaudited) (continued)

Bank Loan and Loan Participation Risks. Investing in bank loans involves risks that are additional to and different from those relating to investing in other types of debt securities. Any specific collateral used to secure a bank loan may decline in value or become illiquid, which would adversely affect the loan’s value. In the event of a borrower’s bankruptcy or other default, we could experience delays or limitations with respect to our ability to realize the benefits of the collateral securing a bank loan, and there can be no assurance regarding the value that may be obtained upon the sale of collateral. No active trading market may exist for certain bank loans or loan participations, which may impair our ability to realize full value in the event we need to sell a loan or loan participation and make it difficult for us to value the bank loans and loan participations in which we invest. Adverse market conditions may impair the liquidity of some actively traded bank loans and loan participations. To the extent that a secondary market does exist for certain bank loans and loan participations, the market may be subject to irregular trading activity and wide bid/ask spreads, which may result in limited liquidity and pricing transparency. In addition, bank loans and loan participations may be subject to restrictions on sales or assignment and generally are subject to extended settlement periods that may be longer than seven days.

Subordinated loans are lower in priority of payment than senior loans. Accordingly, they are typically lower rated and subject to greater risk that the cash flow of the borrower and the collateral securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the borrower’s senior debt obligations. Subordinated loans generally have greater price volatility than senior loans and may be less liquid. We may not be able to unilaterally enforce all rights and remedies under a bank loan and with regard to any associated collateral. If we purchase a loan participation, we generally will have no direct right to enforce compliance by the borrower with the terms of the loan agreement, and we may not directly benefit from the collateral securing the underlying debt obligation. As a result, we would be exposed to the credit risk of both the borrower under the bank loan and the lender selling the participation.

There is typically less available information about most bank loans than is the case for many other types of debt instruments. Bank loans may not be deemed to be “securities” for purposes of the federal securities laws, and bank loan investors may not have the protections of the anti-fraud provisions of the federal securities laws and must rely instead on contractual provisions in loan agreements and applicable common-law fraud protections.

Municipal-Related Securities Risks. The yields on, and market prices of, municipal-related securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the particular issue. The ability of issuers of municipal-related securities to make timely payments of interest and repayments of principal may be diminished during general economic downturns including in respect of potential reallocations of cost burdens among federal, state and local governments or among parties involved with operating and managing our issuers. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes.

Issuers of municipal-related securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, we could experience delays in collecting principal and interest and we may not be able to collect all principal and interest to which we are entitled.

The availability of information in the municipal-related securities market is less than in other markets, increasing the difficulty of evaluating and valuing securities. As a result, our investment performance may be more dependent on the analytical abilities of our Adviser. The municipal-related securities we hold may be secured by payments to be made by private entities, and changes in market conditions affecting such securities, including the downgrade of a private entity obligated to make such payments, could have a negative impact on the value of our investments, the municipal-related securities market generally or our performance. We may invest in municipal-related securities that are unsecured. While such unsecured investments may benefit from the same or similar financial and other covenants available to indebtedness ranking ahead of the investments and may benefit from cross-default provisions and security over an issuer’s assets, some or all of such terms may not be part of particular investments. Moreover, our ability to influence an issuer’s affairs, especially during periods of financial distress or following an insolvency, is likely to be substantially less than that of senior creditors. For example, under typical subordination terms, senior creditors are able to block the acceleration of the debt or the exercise by debt holders of other rights they may have as creditors. Accordingly, we may not be able to take steps to protect our investments in a timely manner or at all and there can be no assurance that our rate of return objectives overall or any particular investment will be achieved. The municipal-related securities market is a highly fragmented market that is very technically driven and it is expected that there will be regional variations in economic conditions or supply-demand fundamentals. Because the Fund expects to invest less than 50% of its total assets in tax-exempt municipal-related securities, the Fund does not expect to be eligible to pay “exempt interest dividends” to shareholders and interest on municipal-related securities will be taxable to shareholders of the Fund when received as a distribution from the Fund.

In addition, our investments may be more sensitive to adverse economic, business and/or political developments if our investment portfolio includes a substantial portion of its assets in the securities of similar or related projects and/or types municipal-related securities (for example only, revenue bonds, general obligation bonds or private activity bonds) as such events may adversely affect a specific industry or local political and economic conditions, leading to declines in the creditworthiness and value of our investments. The secondary market for certain municipal-related securities, particularly below investment grade municipal-related securities, tends to be less well-developed or liquid than many other securities markets, which may adversely affect our ability to sell our investments at attractive prices.

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Additional Information (unaudited) (continued)

Municipal leases and certificates of participation involve special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which typically provide for title to the leased asset to pass eventually to the governmental issuer) are typically utilized as a means for governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover our original investment. In the event of non-appropriation, an issuer would be in default, and taking ownership of the assets may be a remedy available to us, although we do not anticipate that such a remedy would normally be pursued. Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, we may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

The municipal-related securities in which we invest generally will be directly originated municipal securities. Directly originated securities represent obligations structured directly by a single purchaser, or a limited number of institutional purchasers, and the issuer, and are typically not rated by credit rating agencies. We expect that the directly originated municipal-related securities in which we invest generally will be deemed by our Adviser to be of comparable quality to securities rated below investment grade and that such securities will belong to relatively small issues. We expect that the directly originated municipal-related securities in which we invest will have limited trading markets and therefore will tend to be less liquid than municipal securities rated investment grade or issued by traditional municipal issuers. This may make it difficult for us to value the municipal-related securities in which we invest. In addition, we will likely be able to sell such municipal-related securities only in private transactions with another investor or group of investors, and there can be no assurance that we will be able to successfully arrange such transactions if and when we desire to sell any of our municipal related securities or, if successfully arranged, that we will be able to obtain favorable values upon the sale of our municipal-related securities in such transactions.

Additional risks for investing in municipal securities depending on the types of each securities include:

●	Municipal Note Risks. Municipal notes are shorter term municipal debt obligations that typically provide interim financing in anticipation of tax collection, bond sales or revenue receipts. To the extent there is a shortfall in the anticipated proceeds, the notes may not be fully repaid by an issuer and our returns would be adversely affected.

●	Private Activity Bond Risks. Private activity bonds are, in most cases, tax-exempt securities issued by states, municipalities or public authorities to provide funds, typically through a loan or lease arrangement, to a private entity for the purpose of financing construction or improvement of a facility to be used by the entity. Such bonds are secured typically by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent entity or otherwise secured. Private activity securities generally are not secured by a pledge of the taxing power of the issuer of such bonds. Repayment of such securities generally depends on the revenues of a private entity and may be subject to additional risk of non-payment.

●	General Obligation Bond Risks. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Timely payments by the issuer and the repayment of principal when due depend on its credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including, for example only, potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control.

●	Revenue Bond Risks. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in certain cases, from the proceeds of a special excise tax or other specific revenue source (for example, payments from the user of the facility being financed) and accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond depends on the economic viability of such facility or such revenue source.

●	Moral Obligation Bond Risks. Moral obligation bonds are typically issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality that created the special purpose public authority that issued the bonds.

●	Municipal Commercial Paper Risks. Municipal commercial paper is typically unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to us since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

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●	Municipal Lease Obligation Risks. Certificates of participation issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities represent participations in a lease, an installment purchase contract or a conditional sales contract relating to such equipment, land or facilities and as with debt obligations, are subject to the risk of non-payment.

●	Zero-Coupon Securities Risks. Interest on zero-coupon bonds is not paid on a current basis and accordingly, the values of such securities are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such bonds. Further, the values of zero coupon bonds may be highly volatile during periods when interest rates rise or fall.

●	Tender Option Bond Risks. Investments in tender option bond transactions expose us to counterparty risk and leverage risk, as well as the risk of loss of principal.

●	Variable Rate Demand Obligation Risks. If the bank or financial institution that is the counterparty on a VRDO is unable to pay, upon demand or at maturity, we may lose money.

●	Financial Futures Risks. Trading in financial futures contracts may tend to be less liquid than trading in other futures contracts. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

●	Insured Municipal Bond Risks. Although municipal bond insurance is expected to protect us against losses caused by a bond issuer’s failure to make interest or principal payments, such insurance does not protect us or our investors against losses caused by declines in a bond’s market value. Further, we cannot be certain that any insurance company will make these payments. In addition, if we purchase the insurance, we will bear any related premiums and other related costs, which will reduce our returns.

●	Participation Note Risks. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security or basket of securities, we may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations.

●	Pay-in-Kind Note Risks. An issuer’s ability to repay the principal of an investment in pay-in-kind notes may be dependent upon a liquidity event or the long-term success of such issuer, the occurrence of which is uncertain.

Operating and Financial Risks of Issuers and Impact of Other Issuers. One of the fundamental risks associated with our investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Because we may invest our assets in high yield securities or unrated securities of comparable quality, our credit risks are greater than those of funds that buy only investment grade securities. Investments in inverse floaters will increase our credit risk. Our return would be adversely impacted if an issuer of debt securities in which we invest becomes unable to make such payments when due. Issuers in which we invest could deteriorate as a result of, among other factors, adverse developments in their businesses, changes in the competitive environment or an economic downturn. As a result, issuers that we expect to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or to maintain their competitive position or may otherwise have a weak financial condition or be experiencing financial distress. In addition, we and other investment funds sponsored by our Adviser have made (and/or will in the future make) investments in issuers that have operations and assets in many jurisdictions. It is possible that the activities of one issuer may have adverse consequences on one or more other issuers (including our issuers), even in cases where the issuers are held by different Tortoise investment funds and have no other connection to each other.

Risks of Investments in Less Established Issuers. Although from time to time we will seek to make investments in respect of established issuers, we have not established any minimum size for the issuers in which we may invest and are expected to make investments in smaller, less established issuers. For example, such issuers may have shorter operating histories on which to judge future performance and, if operating, may have negative cash flow. In the case of start-up enterprises, such issuers may not have significant or any operating revenues. Less established issuers tend to have smaller capitalizations and fewer resources (including cash) and, therefore, often are more vulnerable to funding shortfalls and financial failure. In addition, less mature issuers could be deemed to be more susceptible to irregular accounting or other fraudulent practices. In the event of fraud by any issuer in which we invest, we may suffer a partial or total loss of capital invested in that issuer. There can be no assurance that any such losses will be offset by gains (if any) realized on the Fund’s other investments.

U.S. Government Obligation Risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. Other Investment Risks

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Additional Information (unaudited) (continued)

Liquidity Risk. Our Direct Investments will be highly illiquid, and we will likely be able to sell such securities only in private transactions with another investor or group of investors, and there can be no assurance that we will be able to successfully arrange such transactions if and when we desire to sell any of our Direct Investments or, if successfully arranged, that we will be able to obtain favorable values upon the sale of our Direct Investments in such transactions. In addition, our investments in debt securities may expose us to liquidity risk. The corporate debt securities in which we invest generally will be high yield debt securities, and these securities have historically been less liquid than securities rated investment grade, especially during periods of market stress. We expect that the directly originated municipal securities in which we invest will have limited trading markets and therefore will tend to be less liquid than municipal securities rated investment grade or issued by traditional municipal issuers.

With respect to our investments in listed equity securities, we may invest in securities of any market capitalization, including small- and mid-capitalization companies, and may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair our ability to sell particular securities or close call option positions at an advantageous price or a timely manner. We may invest in mid-capitalization and small-capitalization companies, which may be more volatile and more likely than large-capitalization companies to have narrower product lines, fewer financial resources, less management depth and experience and less competitive strength. In the event certain securities experience limited trading volumes, the prices of such securities may display abrupt or erratic movements at times. These securities may be difficult to sell at a favorable price at the times when we believe it is desirable to do so.

Private Company Securities Risk. Our investments in private companies may be subject to higher risk than investments in securities of public companies. Little public information may exist about many of the issuers of these securities, and we will be required to rely on the ability of our Adviser and Subadviser to obtain adequate information to evaluate the potential risks and returns involved in investing in these issuers. If our Adviser or Subadviser is unable to obtain all material information about the issuers of these securities, it may be difficult to make a fully informed investment decision, and we may lose some or all of our investment in these securities. These factors could subject us to greater risk than investments in securities of public companies and negatively affect our investment returns, which could negatively impact the dividends paid to you and the value of your investment. In addition, we will likely be able to sell our investments in private companies only in private transactions with another investor or group of investors, and there can be no assurance that we will be able to successfully arrange such transactions if and when we desire to sell any of our investments in private companies or, if successfully arranged, that we will be able to obtain favorable values upon the sale of our investments in private companies in such transactions.

Restricted Securities Risk, including Rule 144A Securities Risk. Restricted securities are less liquid than securities traded in the open market because of statutory and contractual restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open market, which can be expected to be sold immediately if the market is adequate. This lack of liquidity may create special risks for us.

Restricted securities are subject to statutory and contractual restrictions on their public resale, which may make it more difficult to value them, may limit our ability to dispose of them and may lower the amount we could realize upon their sale. To enable us to sell our holdings of a restricted security not registered under the Securities Act, we may have to cause those securities to be registered. The expenses of registering restricted securities may be determined at the time we buy the securities. When we must arrange registration because we wish to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. We would bear the risks of any downward price fluctuation during that period.

Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers, such as us. However, an insufficient number of qualified institutional buyers interested in purchasing the Rule 144A-eligible securities that we hold could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices.

Non-U.S. Securities Risks. Investments in securities of non-U.S. issuers (including Canadian issuers) involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. For example, non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. Because we intend to limit our investments in securities issued by non-U.S. issuers (including Canadian issuers) to no more than 30% of our total assets, we will not be able to pass through to our shareholders any foreign income tax credits as a result of any foreign income taxes we pay. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. With respect to certain countries, there are also risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect the Fund’s assets held in non-U.S. countries. There may be less publicly available information about a non-U.S. company than there is regarding a U.S. company. Non-U.S. securities markets may have substantially less volume than U.S. securities markets and some non-U.S. company securities are less liquid than securities of otherwise comparable U.S. companies. Non-U.S. markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes

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Additional Information (unaudited) (continued)

securities issued by non-U.S. issuers can expect to have a higher expense ratio because of the increased transaction costs in non-U.S. markets and the increased costs of maintaining the custody of such non-U.S. securities. When investing in securities issued by non-U.S. issuers, there is also the risk that the market price of such an investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates. We do not currently intend to hedge our exposure to non-U.S. currencies.

Investments in companies domiciled in the United Kingdom (“UK”), or that otherwise have significant ties to the UK, are subject to Brexit risk. Brexit risk is the risk that the exit of the UK from the European Union occurs in a disruptive manner. Potential effects of a disruptive Brexit include, but are not limited to, adverse effects on supply chains and labor markets, the potential for new taxes to be imposed on goods crossing borders, declining real estate markets and a weakening of the pound sterling. Emerging Market Securities Risks. Investments in securities of non-U.S. issuers located in emerging markets involve all of the risks generally applicable to investments in securities of non-U.S. issuers. These risks are heightened with respect to investments in emerging market securities. In addition, investments in emerging market securities are subject to a number of risks, including risks related to economic structures that are less diverse and mature than those of developed countries; less stable political systems and less developed legal systems; national policies that may restrict foreign investment; wide fluctuations in the value of investments, possibly as a result of significant currency exchange rate fluctuations; smaller securities markets making investments less liquid; and special custody arrangements.

Terrorism and Cybersecurity Risks. Essential asset issuers are subject to disruption as a result of terrorist activities and other geopolitical events, including upheaval in the Middle East or other energy-producing regions. Cyber hacking could also cause significant disruption and harm to essential asset issuers. The U.S. government has issued warnings that certain essential assets, specifically those related to energy infrastructure, including exploration and production facilities, pipelines and transmission and distribution facilities, might be specific targets of terrorist activity. Additionally, digital and network technologies (collectively, “cyber networks”) might be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access.

Covered Call Risks. We cannot guarantee that our covered call option overlay strategy will be effective. There are several risks associated with transactions in options on securities, including:

●	There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

●	The use of options may require us to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security we might otherwise sell. As the writer of a covered call option, we forego, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but retain the risk of loss should the price of the underlying security decline. Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which we have written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which we have written covered call options decline rapidly and materially, we could sustain material depreciation or loss to the extent we do not sell the underlying securities (which may require us to terminate, offset or otherwise cover our option position as well).

●	There can be no assurance that a liquid market will exist when we seek to close out an option position. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise. Reasons for the absence of a liquid secondary market for exchange-traded options may include, but are not limited to, the following: (1) there may be insufficient trading interest; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the trading facilities may not be adequate to handle current trading volume; or (6) the relevant exchange could discontinue the trading of options. In addition, our ability to terminate OTC options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations.

●	The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend or distribution yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. Any of the foregoing could impact or cause to vary over time the amount of income we are able to generate through our covered call option overlay strategy.

●	The number of covered call options we can write is limited by the number of shares of the corresponding common stock we hold. Furthermore, our covered call option transactions may be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded.

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Additional Information (unaudited) (continued)

●	If we fail to maintain any required asset coverage ratios in connection with any use by us of leverage, we may be required to redeem or prepay some or all of our leverage instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any option transaction. Early termination of an option could result in a termination payment by or to us. Hedging and Derivatives Risks. In addition to writing call options as part of our investment strategy, we may invest in derivative instruments for hedging or risk management purposes, and for short-term purposes such as maintaining market exposure pending investment of the proceeds of this offering or transitioning our portfolio between different asset classes. Our use of derivatives could enhance or decrease the cash available to us for payment of distributions or interest, as the case may be. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on our performance. Derivative transactions, including options on securities and securities indices and other transactions in which we may engage (such as forward currency transactions, futures contracts and options thereon and total return swaps), may subject us to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels, interest rates and foreign currency exchange rates and imperfect correlations between our securities holdings and indices upon which derivative transactions are based. We also will be subject to credit risk with respect to the counterparties to any OTC derivatives contracts we enter into.

Interest rate transactions will expose us to certain risks that differ from the risks associated with our portfolio holdings. There are economic costs of hedging reflected in the price of interest rate swaps, floors, caps and similar techniques, the costs of which can be significant, particularly when long-term interest rates are substantially above short-term rates. In addition, our success in using hedging instruments is subject to our Adviser’s ability to predict correctly changes in the relationships of such hedging instruments to our leverage risk, and there can be no assurance that our Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance, whether or not adjusted for risk, than if we had not engaged in such transactions. There is no assurance that the interest rate hedging transactions into which we enter will be effective in reducing our exposure to interest rate risk. Hedging transactions are subject to correlation risk, which is the risk that payment on our hedging transactions may not correlate exactly with our payment obligations on senior securities. To the extent there is a decline in interest rates, the market value of certain derivatives could decline and result in a decline in our net assets.

Counterparty Risk. The risk exists that a counterparty to a derivatives contract or other transaction in a financial instrument held by us or by a special purpose or structured vehicle in which we invest may become insolvent or otherwise fail to perform its obligations, including making payments to us, due to financial difficulties. We may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that we enter into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause our share value to fluctuate.

In the event of a counterparty’s (or its affiliate’s) insolvency, our ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes generally provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate or convert to equity the liabilities us of a counterparty subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Operational Risks

Distribution Risks. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. We cannot assure you that you will receive distributions at a particular level or at all. Dividends and distributions on equity securities are not fixed but are declared at the discretion of the issuer’s board of directors. If stock market volatility declines, the level of premiums from writing covered call options will likely decrease as well. Payments to close-out written call options will reduce amounts available for distribution from gains earned in respect of call option expiration or close out. A significant decline in the value of the securities in which we invest may negatively impact our ability to pay distributions or cause you to lose all or a part of your investment.

In addition, the 1940 Act may limit our ability to make distributions in certain circumstances. Restrictions and provisions in any future credit facilities and our debt securities also may limit our ability to make distributions. For federal income tax purposes, we are required to distribute substantially all of our net investment income each year to maintain our status as a RIC, to reduce our federal income tax liability and to avoid a potential excise tax. If our ability to make distributions on our common shares is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC or result in our having an income or excise tax liability, which would have adverse consequences for our shareholders.

Operating Results Risk. We could experience fluctuations in our operating results due to a number of factors, including the return on our investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses on our investments and written call options, the level of call premium we receive by writing covered calls, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Market Discount Risk. Shares of closed-end investment companies frequently trade at a discount from net asset value. Continued development of alternative vehicles for investing in essential asset companies may contribute to reducing or eliminating any premium or may result in our common shares trading at a discount. The risk that our common shares may trade at a discount is separate from the risk of a decline in our net asset value as a result of investment activities.

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Additional Information (unaudited) (continued)

Whether shareholders will realize a gain or loss for federal income tax purposes upon the sale of their common shares depends upon whether the market value of the common shares at the time of sale is above or below the shareholder’s basis in such common shares, taking into account transaction costs, and it is not directly dependent upon our net asset value. Because the market price of our common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our common shares will trade at, below or above net asset value, or at, below or above the public offering price for our common shares.

Portfolio Turnover Risk. At times, particularly during our initial twelve months of operation, our portfolio turnover may be higher. High portfolio turnover involves greater transaction costs to us and may result in greater realization of capital gains, including short-term capital gains.

Valuation Risks. Our Direct Investments will typically consist of securities for which a liquid trading market does not exist. The fair value of these securities may not be readily determinable. We will value these securities in accordance with valuation procedures adopted by our Board of Directors. Our Board of Directors may use the services of an independent valuation firm to review the fair value of certain securities prepared by our Adviser. The types of factors that may be considered in fair value pricing of our investments include, as applicable, the nature and realizable value of any collateral, the issuer’s ability to make payments, the markets in which the issuer does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of non-traded securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by our Board of Directors may differ materially from the values that would have been used if a liquid trading market for these securities existed. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposition of such securities.

Tax Risks. We intend to elect to be treated, and to qualify each year, as a RIC under the Code. To maintain our qualification for federal income tax purposes as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. If for any taxable year we fail to qualify for the special federal income tax treatment afforded RICs, all of our taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to our shareholders) and our income available for distribution will be reduced.

Leverage Risks. Our use of leverage through the issuance of preferred shares or debt securities, and any borrowings or other transactions involving indebtedness (other than for temporary or emergency purposes), would be considered “senior securities” for purposes of the 1940 Act and create risks. Leverage is a speculative technique that may adversely affect common shareholders. If the return on investments acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money. Successful use of leverage depends on our Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used. Because the fee paid to our Adviser and Subadviser will be calculated on the basis of Managed Assets, the fees will increase when leverage is utilized, giving our Adviser an incentive to utilize leverage.

Our issuance of senior securities involves offering expenses and other costs, including interest payments, that are borne indirectly by our common shareholders. Fluctuations in interest rates could increase interest or distribution payments on our senior securities and could reduce cash available for distributions on common shares. Increased operating costs, including the financing cost associated with any leverage, may reduce our total return to common shareholders.

The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, distribution limitations, voting right requirements (in the case of the senior equity securities) and restrictions on our portfolio composition and our use of certain investment techniques and strategies. The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities. These requirements may have an adverse effect on us and may affect our ability to pay distributions on common shares and preferred shares. To the extent necessary, we currently intend to redeem any senior securities to maintain the required asset coverage. Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so.

Capital Markets Risks. In the event of an economic downturn or increased financial stress, the cost of raising capital in the debt and equity capital markets may increase, and the ability to raise capital may be limited. In particular, concerns about the general stability of financial markets and specifically the solvency of lending counterparties may impact the cost of raising capital from the credit markets through increased interest rates, tighter lending standards, difficulties in refinancing debt on existing terms or at all and reduced, or in some cases ceasing to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. As a result of any of the foregoing, we or the companies in which we invest may be unable to obtain new debt or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, we or the companies in which we invest may not be able to meet obligations as they come due. Moreover, without adequate funding, essential asset companies may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

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Additional Information (unaudited) (continued)

Legal, Regulatory and Policy Risks. Legal and regulatory changes could occur that may adversely affect us, our investments and our ability to pursue our investment strategies and/or increase the costs of implementing such strategies. Certain changes have already been proposed and additional changes are expected. New or revised laws or regulations may be imposed by the SEC, the U.S. Commodity Futures Trading Commission (the “CFTC”), the Internal Revenue Service, the U.S. Federal Reserve or other governmental regulatory authorities or self-regulatory organizations that could adversely affect us. We also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by governmental regulatory authorities or self-regulatory organizations.

Instability in financial markets during and following the 2007–2009 global financial crisis led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. While economic and financial conditions in the United States and elsewhere have been recovering for several years, volatility remains and a perception that conditions remain fragile persists to some extent. Withdrawal of government support or investor perception that such efforts are not succeeding could adversely affect the market value and liquidity of certain securities.

In the event of future instability in financial markets, U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which we invest, or the issuers of such securities, in ways that are unforeseeable and on an “emergency” basis with little or no notice, with the consequence that some market participants’ ability to continue to implement certain strategies or manage the risk of their outstanding positions may be suddenly and/or substantially eliminated or otherwise negatively impacted. Given the complexities of the global financial markets and the limited timeframe within which governments may be required to take action, these interventions may result in confusion and uncertainty, which in itself may be materially detrimental to the efficient functioning of such markets as well as previously successful investment strategies.

In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators and self-regulatory organizations and exchanges are authorized under these statutes and regulations and otherwise to take extraordinary actions in the event of market emergencies. We, our Adviser and our Subadviser historically have been eligible for exemptions from certain regulations. However, there is no assurance that we, our Adviser or our Subadviser will continue to be eligible for such exemptions.

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking. The implementation of the provisions of the Dodd-Frank Act by the SEC and the CFTC could adversely affect our ability to pursue our investment objective. The Dodd-Frank Act and the rules promulgated thereunder could, among other things, adversely affect the value of our investments, restrict our ability to engage in derivative transactions and/or increase the costs of such derivative transactions.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts; those position limits also may apply to certain other derivatives positions we may wish to take. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if we do not intend to exceed applicable position limits, it is possible that different clients managed by our Adviser, our Subadviser and their affiliates may be aggregated for this purpose. Therefore it is possible that the trading decisions of our Adviser or our Subadviser may have to be modified and that positions we hold may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect our performance.

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Additional Information (unaudited) (continued)

Changes in U.S. social, political, regulatory and economic conditions or in laws and policies governing foreign trade, manufacturing, development, investment and support for clean energy initiatives, and any negative sentiments towards the United States as a result of such changes, could adversely affect the business of the essential asset companies in which we expect to invest. In addition, reduced immigration into the United States of educated professionals from overseas or negative sentiments towards the United States among non-U.S. employees or prospective employees could adversely affect the ability of the companies in which we expect to invest to hire and retain highly skilled employees. Any of these developments could have an adverse effect on the value of our investments.

The impact of continued trade tensions with China, or an escalation to a trade war, may adversely effect currencies, commodities and individual companies in which we invest. U.S. companies that source material and goods from China, and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the dollar to decline against safe haven currencies, such as the Japanese yen and the euro.

Subsidiary Risks. By investing in any Subsidiary, we will be indirectly exposed to the risks associated with such Subsidiary’s investments. The instruments that will be held by any Subsidiary will generally be similar to those that are permitted to be held by the Fund and will be subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiaries will not be registered under the 1940 Act, and, unless otherwise noted, will not be subject to all of the investor protections of the 1940 Act. However, we will wholly own and control any Subsidiary, and we and any Subsidiary will each be managed by our Adviser or our Subadviser and will share the same portfolio management teams. Our Board of Directors will have oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiaries, and our role as sole shareholder of any Subsidiary. Changes in the laws of the United States and/or any jurisdiction in which a Subsidiary is formed could result in our inability or the inability of the Subsidiaries to operate as expected and could adversely affect the Fund. For example, changes in U.S. tax laws could affect the U.S. tax treatment of, or consequences of owning, the Fund or the Subsidiaries, including under the RIC rules.

Segregation and Coverage Risks. Certain portfolio management techniques, such as, among other things, entering into swap agreements, using reverse repurchase agreements, futures contracts or other derivative transactions, may be considered senior securities under the 1940 Act unless steps are taken to segregate our assets or otherwise cover our obligations. To avoid having these instruments considered senior securities, we segregate liquid assets with a value equal (on a mark-to-market basis) to our obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. In cases where we do not follow such procedures, such instruments may be considered senior securities and our use of such transactions will be required to comply with the restrictions on senior securities under the 1940 Act. We may be unable to use segregated assets for certain other purposes, which could result in us earning a lower return on our portfolio than we might otherwise earn if we did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent our assets are segregated or committed as cover, it could limit our investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions. Limitations on Transactions with Affiliates Risk. The 1940 Act limits our ability to enter into certain transactions with certain of our affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security directly from or to any portfolio company that is considered our affiliate under the 1940 Act. However, we may under certain circumstances purchase any such portfolio company’s securities in the secondary market, which could create a conflict for our Adviser or Subadviser between our interests and the interests of the portfolio company, in that the ability of our Adviser or Subadviser, as applicable, to recommend actions in our best interests might be impaired.

The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, including Other Tortoise Accounts, which could include investments in the same issuer (whether at the same or different times). To the extent there is a joint transaction among us and Other Tortoise Accounts requiring exemptive relief, we may rely on an exemptive order from the SEC obtained by the Adviser and certain Other Tortoise Accounts that permits us, among other things, to co-invest with certain other persons, including certain Other Tortoise Accounts, subject to certain terms and conditions. Such relief may not cover all circumstances and we may be precluded from participating in certain transactions due to regulatory restrictions on transactions with affiliates. Anti-Takeover Provisions Risks. Our Declaration of Trust and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modify our structure. These provisions may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of common shareholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us.

104	Tortoise

Office of the Company
and of the Investment Adviser

Tortoise Capital Advisors, L.L.C.
6363 College Boulevard, Suite 100A
Overland Park, KS 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseecofin.com

Board of Directors of
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.
Ecofin Sustainable and Social Impact Term Fund

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Alexandra Herger
Independent

Jennifer Paquette
Independent

Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent

Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel

Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations

(866) 362-9331
info@tortoiseecofin.com

Stock Symbols

Listed NYSE Symbols: TTP, NDP, TPZ, TEAF

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

6363 College Boulevard, Suite 100A
Overland Park, KS 66211

www.tortoiseecofin.com

(b) Not applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and its Principal Financial Officer. The Registrant has not made any changes to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Rand Berney is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) - (d) The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years.  “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance (including preparation of tax returns), tax advice, and tax planning.  The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2022	FYE 11/30/2021
Audit Fees	$ 82,400	$ 83,700
Audit-Related Fees	—	—
Tax Fees	$ 10,530	$ 10,625
All Other Fees	—	—

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimis thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant.

(e)(2) None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimis exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) In the Registrant’s fiscal years ended November 30, 2022, and 2021, the Adviser was billed approximately $29,850 and $31,400 in fees, respectively, for tax and other non-audit services provided to the Adviser. In the Registrant’s fiscal year ended November 30, 2022, and fiscal year ended November 30, 2021, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant was $10,530 and $10,625, respectively. In the Registrant’s fiscal year ended November 30, 2022, and fiscal year ended November 30, 2021, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant was $40,380 and $42,025, respectively.

(h) The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

(i) - (j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Rand C. Berney, Mr. Conrad S. Ciccotello, Ms. Jennifer Paquette and Ms. Alexandra A. Herger.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2022.

Portfolio Managers

As of the date of this filing, primary responsibility for the day-to-day management of the Registrant’s portfolio is the joint responsibility of a team of portfolio managers consisting of Brian A. Kessens, James R. Mick, Matthew G.P. Sallee, Robert J. Thummel, Jr., and Stephen Pang. Biographical information about each portfolio manager named above as of the date of this filing is set forth below.

Name and Address*	Position(s) Held with Company and Length of Time Served	Principal Occupation During Past Five Years
Brian A. Kessens	President since June 2015	Managing Director of the Adviser since January 2015 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019; CFA designation since 2006.
James R. Mick	N/A	Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Portfolio Manager of the Adviser since July 2013; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Investment Analyst of the Adviser from 2011 to June 2012; Research analyst of the Adviser from 2006 to 2011. CFA designation since 2010.
Matthew G.P. Sallee	N/A	Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019; CFA designation since 2009.
Robert J. Thummel, Jr.	N/A	Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Senior Portfolio Manager of the Adviser since February 2019; Portfolio Manager of the Adviser from July 2013 to January 2019.
Stephen Pang	N/A	Managing Director of the Adviser since January 2019; Portfolio Manager of the Adviser since January 2018; Director of the Adviser from January 2017 to January 2019; Investment Analyst of the Adviser from January 2015 to January 2017; Vice President of TTP from May 2017 to December 2020.CFA designation since 2016.

*The address of each portfolio manager is 6363 College Boulevard, Suite 100A, Overland Park, Kansas 66211.

The Adviser also serves as the investment adviser to TYG, NTG, TTP, NDP and TEAF.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2022:

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Brian A. Kessens
Registered investment companies	8	$4,144,837,872	-	-
Other pooled investment vehicles	2	$90,085,662	-	-
Other accounts	375	$2,717,731,825	89	$2,031,279,989
James R. Mick
Registered investment companies	8	$4,144,837,872	-	-
Other pooled investment vehicles	2	$90,085,662	-	-
Other accounts	375	$2,717,731,825	89	$2,031,279,989
Matthew G.P. Sallee
Registered investment companies	8	$4,144,837,872	-	-
Other pooled investment vehicles	2	$90,085,662	-	-
Other accounts	375	$2,717,731,825	89	$2,031,279,989
Robert J. Thummel, Jr.
Registered investment companies	8	$4,144,837,872	-	-
Other pooled investment vehicles	2	$90,085,662	-	-
Other accounts	375	$2,717,731,825	89	$2,031,279,989
Stephen Pang
Registered investment companies	7	$3,615,591,348	-	-
Other pooled investment vehicles	1	$76,988,746	-	-
Other accounts	375	$2,717,731,825	89	$2,031,279,989

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. In addition, conflicts of interest may arise from the fact that a related person of the Adviser has an interest in a limited liability company client, similar to a general partner interest in a partnership, for which the Adviser also serves as manager. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee.  Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee.  The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund or client, which in turn, may result in an incentive fee being paid to the Adviser by that other fund or client. Any of the Adviser’s or its affiliates’ proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. The Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it. When possible, the Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, the Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. The Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for five other publicly traded management investment companies, all of which invest in the energy sector.

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Registrant and relevant accounts under management in the context of any particular investment opportunity, the Registrant’s investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the Registrant’s fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the Registrant’s future performance and the future performance of the other accounts of the Adviser may vary.

From time to time, the Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser has adopted various policies to mitigate these conflicts, including policies that require the Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts. The Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the Investment Company Act of 1940.

The 1940 Act limits our ability to co-invest in negotiated private placements of securities with our affiliates, including other funds managed by the Adviser. We and our Adviser have received exemptive relief from the SEC that permits certain co-investment transactions. In this regard, our Adviser has the ability to allocate investment opportunities of certain negotiated transactions between us, other funds registered under the 1940 Act and other accounts managed by our Adviser pro rata based on available capital, up to the amount proposed to be invested by each. All accounts generally are required to participate on the same terms. Pursuant to the exemptive order, our Adviser will be required to provide the board of directors of each participating registered fund with certain information concerning the relevant investment. A majority (as defined in section 57(o) of the 1940 Act) of the directors eligible to consider the co-investment transaction of each participating registered fund must approve such registered fund’s participation in the co-investment transaction.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public.  It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public.  The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf.  As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant.  Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Kessens, Mick, Sallee, Thummel, or Pang receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser. The team is motivated and retained through a market-based compensation structure. Each of Messrs. Kessens, Mick, Sallee, Thummel, and Pang has entered into an employment agreement with the Adviser. Under these employment-related contracts, they receive base salary compensation and are eligible for an annual bonus. A portion of the bonus amount may be deferred for certain key employees and may increase over a defined vesting period based on a measured rate of return tied to the firm’s performance. Additional benefits received by Messrs. Kessens, Mick, Sallee, Thummel, and Pang are normal and customary employee benefits generally available to all full-time employees. Each of Messrs. Kessens, Mick, Sallee, Thummel, and Pang owns an equity interest in TortoiseEcofin Investments, LLC that is a minority owner of the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2022:

Portfolio Manager	Aggregate Dollar Range of Holdings in the Registrant

Brian A. Kessens	$10,001 - $50,000
James R. Mick	None
Matthew G.P. Sallee	$1 - $10,000
Robert J. Thummel, Jr.	None
Stephen Pang	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 6/1/22-6/30/22	0	$0	0	$0
Month #2 7/1/22-7/31/22	0	$0	0	$0
Month #3 8/1/22-8/31/22	0	$0	0	$0
Month #4 9/1/22-9/30/22	0	$0	0	$0
Month #5 10/1/22-10/31/22	0	$0	0	$0
Month #6 11/1/22-11/30/22	326,324	$15.24	326,324	$0
Total	326,324	$15.24	326,324	$0

The purchases above were made pursuant to the conditional tender offer approved by the Board of Directors of the Registrant. Pursuant to the offer, the Fund offered to purchase up to 5% of the Fund’s outstanding shares of common stock for cash at a price equal to 98% of net asset value (NAV), as determined on expiration date of the tender offer if the shares traded at an average discount to NAV of more than 10% during the designated measurement periods. The first measurement period for year 2022 ended on July 31, 2022, and it was determined that a tender offer would be executed in the Fund. On November 7, 2022, Tortoise announced the final results of the cash tender offer, which commenced on October 3, 2022, and expired on November 1, 2022. TPZ purchased 326,324 shares on a pro-rated basis at purchase price of $15.24 per share.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer, and its Principal Financial Officer and Treasurer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

The Registrant does not participate in securities lending activities.

Item 13. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

(c) Section 19(s) Notification of Sources of Distribution.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Power and Energy Infrastructure Fund, Inc.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date   February 7, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date   February 7, 2023

By (Signature and Title)	/s/ Courtney Gengler
Courtney Gengler, Principal Financial Officer and Treasurer

Date   February 7, 2023